EXHIBIT 10.4
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SPECIAL BUSINESS PROVISIONS

between

THE BOEING COMPANY

and

SPIRIT AEROSYSTEMS, INC.

BCA-MS-65530-0019

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

TABLE OF CONTENTS

TITLE PAGE
TABLE OF CONTENTS
AMENDMENT PAGE

1.0	DEFINITIONS	1
2.0	CONTRACT FORMATION	7
2.1	Order	7
2.2	Entire Agreement	7
2.3	Incorporated by Reference	7
2.4	Supporting Documentation	7
2.4.1	Supporting Documentation and Priority	7
2.4.2	Revision of Documents	8
2.4.3	Compliance	9
2.5	Administrative Authority and Agreement	9
2.5.1	Administrative Authority	9
2.5.2	Administrative Agreement	9
2.6	Written Authorization to Proceed	9
2.7	Order of Precedence	10
2.8.	Certain Remedies	10
3.0	SUBJECT MATTER OF SALE	11
3.1	Obligation to Purchase and Sell	11
3.1.1	Obligation to Purchase and Sell	11
3.1.2	Support of Delivery Schedule	11
3.1.3	Standard Parts and Multiple Source Parts	11
3.1.4	Period of Performance and Support	12
3.2	Subject Matter of Sale	12
3.2.1	Production Rates	12
3.3	Nonrecurring Work	13
3.3.1	Engineering Services	13
3.3.2	Product Development and Testing	13
3.3.2.1	Product Development and Test Activities	13
3.3.2.2	Static and Fatigue Test Articles	13
3.3.2.3	Second Fatigue Unit	13
3.3.3	Certification Support	15
3.3.4	Tooling	15
3.3.4.1	Tooling - General	15
3.3.4.2	Title to Tooling	15
3.3.4.3	Responsible Party	15
3.3.4.4	Common-Use Tooling	15
3.3.4.5	Use of Casting, Forging and Extrusion Tooling	16
3.3.4.6	Initial Planning	16
3.3.4.7	Accountability for Tooling	16

	-i-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.3.4.8	Certified Tool Lists	16
3.3.4.9	Boeing Furnished Tooling	16
3.3.5	Life Cycle Product Teams	17
3.3.6	Weight Management and Reporting	17
3.3.7	Derivatives and Mission Improvement	17
3.3.7.1	Nonrecurring Work for D&MI	17
3.3.7.2	Research and Development	17
3.3.7.3	Other D&MI Nonrecurring Work	17
3.4	Recurring Work	18
3.4.1	Production Articles	18
3.4.2	Delivery Point and Schedule	18
3.4.2.1	General Delivery Provisions	18
3.4.2.2	Delivery Point	18
3.4.2.3	[Reserved]	19
3.4.2.4	Production Planning	19
3.4.3	Delivery - Title and Risk of Loss	19
3.4.4	Transportation Routing Instructions	19
3.4.5	Sustaining Product Definition	19
3.4.6	Tooling Maintenance	19
3.4.7	Maintenance of Production Planning	19
3.4.8	Certification Support	20
3.4.9	Systems Integration	20
3.5	Spare Parts	20
3.5.1	Certain Definitions	20
3.5.2	Spare Parts Ordering and Delivery	21
3.5.2.1	Spare Part Stock and Lead Times	22
3.5.2.2	Spare Part Delivery Commitment	22
3.5.2.3	Spares Special Handling	23
3.5.2.4	Integrated Materials Management (IMM) Program and other Boeing Materials Management & Spares Initiatives/Programs	23
3.5.3	Spares Support	24
3.5.4	Reclassification	24
3.5.5	Sale of Boeing Proprietary Spare Parts	24
3.5.6	Initial Provisioning	24
3.5.6.1	Initial Provisioning Spare Part Stocking	24
3.5.6.2	Lead Times for Initial Provisioning Spare Parts	24
3.5.6.3	Delivery of Initial Provisioning Spare Parts	25
3.6	Other Product Support and Miscellaneous Work	25
3.6.1	Product Support and Assurance	25
3.6.2	Miscellaneous Work	25
3.6.3	Program Level Tasks	25
3.6.4	Delivery Schedule of Other Products and Performance of Services	25

	-ii-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

4.0	PRICING	25
4.1	Shipset Price	25
4.1.1	Nonrecurring Work Recovery	26
4.1.2	Abnormal Escalation	26
4.1.3	Shipset Price for Shipsets [*****] Through Year End [*****]	26
4.2	Derivative Pricing	27
4.3	Spare Parts Pricing	27
4.3.1	Pricing Methodology for In-Production Spare Parts	27
4.3.1.1	[*****] Prices for Spare Parts Not Listed In SPPC	27
4.3.2	Pricing Methodology for Out-of-Production Spare Parts	27
4.3.3	Pricing for Special Configuration Spare Parts	28
4.3.4	Spares Pricing Factors	28
4.3.4.1	Factor for Full Leadtime In-Production Spares	28
4.3.4.2	Factor for AOG, POA and Expedite In-Production Spares	28
4.3.4.3	Factor for Spare POA Production Articles	28
4.4	Prices for Miscellaneous Work	28
4.5	Pricing of Boeing’s Supporting Requirements	28
4.6	Pricing of Requirements for Modification or Retrofit	29
4.6.1	Boeing Responsibility or Regulatory Requirement	29
4.6.2	Contract In-Service Modification or Retrofit Work Performed by Boeing	29
4.7	Pricing for Research and Development	29
4.8	Pricing for Other D&MI Nonrecurring Work	29
4.9	Incentive Payments for D&MI	29
4.10	Risk Sharing	30
4.11	Incentive Payments for Quality	30
5.0	PAYMENT	30
5.1	Invoicing	30
5.1.1	Invoicing Requirements	30
5.1.2	Invoicing Shipset Identification	30
5.1.3	Spares and Miscellaneous Work Invoicing	30
5.1.4	Summary Invoices	31
5.1.5	Mailing Instructions	31
5.2	Payment Due Date	31
5.2.1	Payment Due Date	31
5.2.2	Reserved	32
5.3	Payment Method	32
5.4	Payment Errors	32
5.5	Advance Payments	32
5.6	Performance Based Payments for Research and Development	33
5.7	Payment of Incentive Payment	33
5.8	Performance Based Payments and Performance Based Advance Payments for Other D&MI Nonrecurring Work	33
5.8.1	Advance Payments for the Remaining D&MI Balance	33

	-iii-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

5.8.2	Remaining Balance	34
6.0	CHANGES	34
6.1	Change Direction	34
6.2	Change Compliance	35
6.3	Change Pricing	35
7.0	CHANGE PROVISIONS	35
7.1	General Change Provisions	35
7.2	Work Statement Changes Subject to Price Adjustment	35
7.2.1	Changes	36
7.2.2	Annual Price Adjustments	36
7.2.3	Substantial Engineering or Manufacturing Changes	36
7.3	Changes Generated by Spirit Affecting Boeing or a Third Party	36
7.4	Schedule Acceleration/Deceleration	37
7.5	Total Cost Management	37
7.5.1	Total Cost Management	37
7.5.2	Relationship to D&MI Nonrecurring Work	37
7.6	Price Adjustments to Maintain Price and Performance Competitiveness	39
7.7	Obsolescence	39
7.8	Price Adjustments and SBP Amendment	39
7.8.1	Price Adjustment	39
7.8.2	SBP Amendment	39
7.9	[Reserved]	39
7.10	[Reserved]	39
8.0	GOVERNING QUALITY ASSURANCE REQUIREMENTS	40
8.1	Quality Assurance Requirements	40
8.2	Spirit’s Disclosure and Acceptance	40
8.2.1	Spirit’s Disclosure	40
8.2.2	Spirit’s Acceptance	40
8.3	Boeing’s Inspection and Rejection	40
8.4	Rights of Boeing’s Customers and Regulators to Perform Inspections, Surveillance, and Testing	41
8.5	Retention of Quality Records	42
8.6	Inspection	42
9.0	STATUS REPORTS/REVIEWS	42
9.1	Notification of Shipment	42
9.2	General Reports / Reviews	43
9.3	Problem Reports	44
9.4	Notice of Delay - Premium Effort	44
9.5	Utilization of Small Business Concerns	44
9.6	Diversity Reporting Format	45
10.0	BOEING ASSISTANCE AND INTERFACE COORDINATION	45

	-iv-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

10.1	Boeing Technical / Manufacturing Assistance Regarding Spirit’s Nonperformance	45
10.2	[Reserved]	45
10.3	Interface Coordination	45
11.0	REPAIR AUTHORIZATION	46
11.1	Boeing-Performed Work	46
11.2	Reimbursement for Repairs	46
12.0	OTHER REQUIREMENTS	47
12.1	Packing and Shipping	47
12.1.1	General	47
12.1.2	Product Packaging	47
12.1.3	Packaging - Spares	48
12.1.4	Shipping Documentation	48
12.1.5	Insurance	49
12.1.6	Shipping Container Labels	49
12.1.7	Carrier Selection	49
12.1.8	Invoices	49
12.1.9	Noncompliance	49
12.1.10	Barcode Marking and Shipping	49
12.1.11	Consolidated Shipments and Markings	49
12.1.12	Transportation Devices	50
12.1.13	Disposable Shipping Fixtures	50
12.1.14	Price Inclusive	50
12.2	Cycle Time Requirements	51
12.3	Compatibility with Engineering, Business and Production Systems	51
12.4	Electronic Access, Communications and Data Exchange Via Telecommunications	51
12.5	Program Manager	51
12.6	Source Selection	51
12.7	International Cooperation	52
12.7.1	Market Access and Sales Support	52
12.7.2	Offset Assistance	53
12.8	Supply Chain Integration	53
12.8.1	Boeing Furnished Material; Bonded Stores Requirements	53
12.8.2	Procurement from Boeing or Its Service Providers	54
12.8.3	Third Party Pricing	54
12.8.4	Agency	54
12.8.5	Acceptance of Assignment, Novation, or Agency for Products within Spirit’s Work Statement	54
12.9	Responsibility for Property	54
12.10	Surplus Products	55
12.10.1	Return of Surplus Products	55
12.10.2	Substitution of Surplus Products	55

	-v-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

12.11	Compliance and Cooperation Regarding Orders, Permits and Approvals	55
13.0	ENVIRONMENTAL MANAGEMENT SYSTEMS AND HEALTH AND SAFETY MANAGEMENT SYSTEMS	56
14.0	WARRANTY	56
15.0	INTELLECTUAL PROPERTY	56
15.1	Certain Definitions	56
15.2	Rights and Obligations	58
15.2.1	Product Proprietary Information	58
15.2.2	Background Proprietary Information and Inventions	58
15.2.3	Joint SBP Activity Proprietary Information and Inventions	59
15.2.4	Spirit SBP Activity Proprietary Information and Inventions	60
15.2.5	Boeing SBP Activity Proprietary Information and Inventions	61
15.2.6	Third Party Proprietary Information and Inventions	62
15.2.7	Derivative Technology	62
15.3	Works of Authorship and Copyrights	62
15.4	Pre-Existing Inventions and Works of Authorship	62
15.5	Hardware, Materials, and Services General Terms Agreement (HMSGTA) and Supplemental License Agreement (SLA) Requirement	63
16.0	BOEING’S RIGHTS IN SPIRIT’S PATENTS, COPYRIGHTS, TRADE SECRETS, AND TOOLING	63
17.0	PROPRIETARY INFORMATION AND MATERIALS	64
18.0	SOFTWARE PROPRIETARY INFORMATION RIGHTS	65
19.0	INFRINGEMENT	66
20.0	DIGITIZATION OF PROPRIETARY INFORMATION AND MATERIALS	67
21.0	CONFIGURATION CONTROL	67
22.0	WEIGHT	67
23.0	LIFE CYCLE PRODUCT TEAM	68
23.1	Purpose	68
23.2	Assignment of Personnel	68
23.3	Employment Status	68
23.4	Team Leader	69
23.5	Discipline	69
23.6	Equipment and Supplies	69
23.7	Employment by Boeing of Spirit Personnel	69
24.0	ON-SITE REVIEW AND RESIDENT REPRESENTATIVES	70
24.1	Review	70
24.2	Resident Representatives	70
25.0	ON-SITE SUPPORT REQUIREMENTS	71
25.1	Obligations of Spirit	71
25.1.1	Indemnification for Negligence of Spirit or Subcontractor	71
25.1.2	Commercial General Liability	71
25.1.3	Automobile Liability	71

	-vi-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

25.1.4	Workers’ Compensation	71
25.1.5	Certificates of Insurance	72
25.1.6	Self-Assumption	72
25.1.7	Protection of Property By Spirit	72
25.1.8	Compliance with Boeing Site Requirements	73
25.2	Obligations of Boeing	73
25.2.1	Indemnification for Negligence of Boeing or Subcontractor	73
25.2.2	Protection of Property By Boeing	73
26.0	PROPERTY INSURANCE	73
26.1	Insurance	73
26.2	Self Insurance	74
26.3	Certificate of Insurance	74
26.4	Notice of Damage or Loss	74
27.0	CUSTOMS-TRADE PARTNERSHIP AGAINST TERRORISM (C-TPAT)	75
28.0	NON-WAIVER/PARTIAL INVALIDITY	75
29.0	HEADINGS	75
30.0	CUSTOMER CONTACT	76
31.0	APPLICABLE LAW	76
32.0	SURVIVAL	76
33.0	INVENTORY AT CONTRACT COMPLETION	77
34.0	DISPOSITION OF TOOLING	77
35.0	COUNTERPARTS	77
36.0	AMENDMENTS	77
37.0	RESTRICTIONS ON LOBBYING	78
37.1	Applicability	78
37.2	Certification	78
37.3	Flow Down	78

-vii-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Signature Page

Attachment 1	Work Statement and Pricing

Attachment 2	Production Article Definition and Contract Change Notices

Attachment 3	Price Status and Summary Tables

Attachment 4	Work Statement Documents

Attachment 5	Boeing AOG Coverage

Attachment 6	Boeing AOG Shipping Notification

Attachment 7	Priced Parts List and Spares Pricing

Attachment 8	Spirit Data Submittals

Attachment 9	On-Site Terms and Conditions Supplement

Attachment 10	Quality Assurance Requirements

Attachment 11	Second Tier Report

Attachment 12	Non-U.S. Procurement Report Form

Attachment 13	[Reserved]

Attachment 14	Production Article Delivery Schedule

Attachment 15	Schedule Change Examples

Attachment 16	Pricing Methodologies

Attachment 17	Commercial Invoice Requirements (Customs Invoice) For Imports into the United States

Attachment 18	Abnormal Escalation

Attachment 19	[Reserved]

Attachment 20	Bonded Stores Requirements

Attachment 21	Boeing Furnished Material and Inventory Reporting Form

Attachment 22	Compliance and Cooperation regarding orders, Permits and Approvals

Attachment 23	Derivatives and Mission Improvement Performance to Plan

Attachment 24	Anti-Lobbying Certificate

Attachment 25	Incentive Payment

Attachment 26	Total Cost Management

Attachment 27	Risk Sharing

Attachment 28	Business Case for Rates Greater Than [*****] Shipsets Per Month

Attachment 29	Incentive Payment for Quality

-viii-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENTS

Number 1 2 3 4 5 6 7 8 9
Description

Provisions for addition of second Fatigue Unit

Provisions for COPB5

Revised Payment Terms and Settlement of Claims

A10.3.1 Relocation/Subcontract Notification

D&MI Agreement
Changed all references of Mid-Western Aircraft Systems Inc. to Spirit AeroSystems Inc.
Added additional Section 1.0: definitions
Amended SBP 5.5 in its entirety
Amended SBP 7.1 in its entirety
Added the D&MI One Plan Documents to SBP Attachment 4 table of documents
Added SBP Attachment 23

D&MI Advance Payment for S-41 Pre-Amendment 5 D&MI Nonrecurring Work
Amended SBP 5.5 in its entirety
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety

Restrictions on Lobbying
Added Section 37 to the contract

Pylon Firm Configuration Price Adjustment
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety

D&MI Wing/Pylon Retro Proposal Phase I Advanced Payment
Amended SBP 5.5 in its entirety
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety
	Date 09/18/06 10/23/06 03/26/08 03/11/08 06/23/09 07/21/09 09/15/09 11/4/09 11/12/09	Approval K. O’Brien M. Kurimsky T. Pierson M. Kurimsky R. Parks L. McCutchen J. Loomis M. Kurimsky R. Parks M. Kurimsky R. Parks M. Kurimsky Mario Guillen W. Davis Mario Guillen Alex Webb Jeff Loomis / Mike Kurimsky

-ix-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENTS

Number 10 11 12 13 14 15 16
Description

Quarterly Certified Inventory Reporting Form
1. Amended SBP Attachment 21 in its
entirety

D&MI 3Q09 Advance Payment
Amended SBP 5.5 in its entirety
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety
Amended SBP Attachment 4 in its entirety

D&MI 4Q09 Advance Payment
Amended SBP 5.5 in its entirety
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety

D&MI 1Q10 Advance Payment
Amended SBP 5.5 in its entirety
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety

D&MI 2Q10 Advance Payment
Amended SBP 5.5 in its entirety
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety

D&MI 3Q10 Advance Payment
Amended SBP 5.5 in its entirety
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety

D&MI 4Q10 Advance Payment
Amended SBP 5.5 in its entirety
Amended SBP Attachment 1 in its entirety
Amended SBP Attachment 2 in its entirety
Amended SBP Attachment 3 in its entirety
	Date 11/20/09 11/13/09 2/11/10 5/26/10 9/30/10 11/12/10 2/28/11	Approval Peter Yi Calleen Green Jeff Loomis / Mike Kurimsky Jeff Loomis / Wade Davis Jeff Loomis / Wade Davis Mario Guillen Wade Davis Mario Guillen Wade Davis Mario Guillen Wade Davis

-x-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENTS

Number 17 18 19
Description

MOA Dated 12-21-10 (Blockpoint 20 Settlement)
Amended or added: SBP Table of Contents, Sections 1.0, 3.1.1, 3.2.1, 3.3.1, 3.3.2.2, 3.3.4.3 and 3.3.4.8, 3.3.7, 3.3.7.1, 3.3.7.2, 3.3.7.3, 3.4.2.1, 3.4.5, 4.1.1, 4.1.3, 4.2, 4.3.1, 4.3.1.1, 4.4, 4.7, 4.8, 4.9, 4.10, 5.5, 5.6, 5.7, 5.8, 5.8.1, 5.8.2, 6.1, 6.2, 6.3, 7.1, 7.2, 7.2.1, 7.2.2, 7.2.3, 7.5, 7.5.1, 7.5.2, 7.8, 7.8.1, 7.8.2, 11.2
Deleted SBP Sections 3.3.2.3.I, 3.4.2.3, 7.9, 7.10
Amended or added SBP Attachments 1, 2, 3, 4, 7, 14, 16, 23, 25, 26, 27, 28
Deleted SBP Attachments 13 and 19
Throughout SBP, various references to: “SBP Attachment 7 Indentured Parts Price List and Spare Parts Pricing” are revised to “the SPPC”.

D&MI One Plan Update
Updated SBP Attachments 1, 3, 23, 25
Amended: SBP Section 7.4 per Amendment 3

D&MI One Plan Update
Updated SBP Attachments 1, 2, 3, 16, 23, 25
	Date 5/12/11 8/24/11 8/20/12	Approval R. Parks M. Kurimsky M. Guillen M. Kurimsky A. Mauldin C. Cotner

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787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

THESE SPECIAL BUSINESS PROVISIONS (this “SBP”) were entered into as of June 16, 2005 by and between Spirit AeroSystems, Inc., a Delaware corporation with its principal office in Wichita, Kansas (“Spirit”), and The Boeing Company, a Delaware corporation acting by and through Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to individually as a "Party" or jointly as the “Parties.” The SPB, which is amended from time to time, is conformed to incorporate Amendments 1 through 19 on August 20, 2012. The conformed contract is for administrative convenience only and is not intended to change the meaning of any of the Amendments 1 through 19.
In consideration of the mutual covenants set forth herein, the Parties agree as follows:

SPECIAL BUSINESS PROVISIONS

1.0	DEFINITIONS
The definitions set forth below and elsewhere within this SBP (including, without limitation, in SBP Sections 3.5.1 “Certain Definitions” and 15.1 “Certain Definitions”) shall apply to this SBP, any Order and the General Terms Agreement BCA-65520-0032 (“GTA”) dated as of the date hereof. Certain additional terms used herein are defined in the GTA and when used herein shall have the same meanings as in the GTA. Words imparting the singular shall also include the plural and vice versa.

A.	“Administrative Agreement” shall have the meaning set forth in SBP Section 2.3 “Incorporated by Reference”.

B.	“Basic Factory Labor” means hours associated with direct charge touch labor effort.

C.	"Block Point" means a single Airplane line number where multiple changes are planned for simultaneous incorporation.

D.	“Boeing Furnished Material” shall have the meaning set forth in SBP Section 12.8.1 “Boeing Furnished Material; Bonded Stores Requirements”.

E.
“Boeing-Use Tooling” means certain gauge and interface Tooling (not including Boeing master gauges) manufactured by Spirit in accordance with designs provided by Boeing, to be used exclusively by Boeing.

F.
“Common-Use Tooling” means all Contractor-Use Tooling that enters into a Boeing facility or Boeing designated destination and that is required for use by Boeing and Spirit, and, if applicable, a Third Party.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

G.
“Contract Change Notice” or “CCN” means any written notice sent by Boeing to Spirit describing any change to the general scope of this SBP pursuant to SBP Section 6.0 “Changes” and authorizing Spirit to proceed with the performance of work hereunder in accordance with such change description.

H.
“Contractor-Use Tooling” (also sometimes referred to as “Spirit-Use Tooling”) means all Tooling needed to manufacture and deliver Products (including, but not limited to, Supplier-Use Tools, Common-Use Tools, Mechanical Handling Equipment, Rotating Tools, Shipping Equipment, Interface Control Tools and Interface Production Tools as defined in Boeing Document D33200).

I.
“Cost Estimating Relationship” or “CER” means a mathematical expression of varying degrees of complexity expressing cost as a function of one or more variables. The relationship may utilize cost-to-cost variables, such as quality assurance hours to manufacturing hours, cost-to-non-cost variables, such as engineering hours to the number of engineering drawings, or non-cost to non-cost, such as pounds of thrust to weight. Variables can be referred to as, numerator and denominator, dependent and independent, or pool and base.

J.
“Cycle Time” means the period of time that elapses between the dates the Program executes a Customer implementation directive for a Program Airplane or Derivative and delivery of such Program Airplane or Derivative to such Customer

K.	"Derivatives and Mission Improvement", "D&MI" or “D/MI” means certain Nonrecurring Work for the 787-9 Derivative and/or 787-8 Mission Improvement, as described in SBP Section 3.3.7.

L.	“D&MI NR Value” means the agreed value of D&MI Nonrecurring Work as determined pursuant to the Performance to Plan process and modified pursuant to Attachment 23, Section II.B from time to time.

M.	“D&MI SOW” means the statement of work for Derivatives and Mission Improvement program activities.

N.
“Dataset” means any compilation of data or information (including, without limitation, numerical data, geometric definitions, program instructions or coded information) which may be used directly in, integrated with or applied to a computer program for further processing. A Dataset may be a composite of two or more other Datasets or an extract of a larger Dataset.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

O.	“Documents” shall have the meaning set forth in SBP Section 2.4.1 “Supporting Documentation and Priority”.

P.
“Drawing” means a computer-based or manual depiction of graphics or technical information representing a Product or any part thereof and which includes the parts list and specifications relating thereto.

Q.	“End Item Assembly” means any Product which is described by a single part number and which is comprised of more than one component part.

R.	“Engineering Release” means engineering Drawings, Datasets or other Documents, that define the design requirements of any Product.

S.
"Incentive Payment" means funds provided by Boeing to Spirit as a performance incentive tied to key schedule, cost/price, technical performance, and risk management elements of Derivatives and Mission Improvement (D&MI).

T.	“LCF” means Large Cargo Freighter, a modified 747.

U.
“Life Cycle Product Team” or “LCPT”, “Integrated Product Team” or “IPT” or “Design Build Team” or “DBT” means a team composed of representatives from engineering, operations, procurement, finance, design-to-cost and other disciplines as Boeing and Spirit shall specify whose objective is to optimize designs for cost, weight, performance and producibility.

V.	“Manufacturing Work Package” or “Work Package” means manufacturing effort that Spirit will provide under this SBP.

W.
"Mission Improvement" or "MI" means a set of activities identified by the Parties and authorized by Boeing as Mission Improvement that are intended to improve the performance of the 787-8 Aircraft. Boeing’s initial MI plan includes efforts to both increase the Maximum Take-off Weight (MTOW) of the 787-8 Aircraft and reduce the Manufacturers’ Empty Weight (MEW) of the 787-8 Aircraft. The first incorporation point for MI changes is Block Point 20, which is Aircraft 20.

X.	"MI Block Point" means a single Airplane line number where multiple MI changes are planned for simultaneous incorporation.

Y.
“Miscellaneous Work” is Spirit performed work or services in connection with the Program not reflected in the Nonrecurring Work component of the pricing set forth in Attachment 1 and includes, but is not limited to,

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

provision of additional test articles, Boeing-Use Tooling, test support, field support and Boeing-used supplier facilities.

Z.	“Nonconformance EPD” means nonconformance Emergent Process Document which is the documentation of a nonconforming product in Boeing’s quality systems.

AA.
“Nonrecurring Work” is Spirit performed work other than Recurring Work or Spares and Miscellaneous Work, which may include, but is not limited to, Product Definition, product development, Tooling, other tooling produced or utilized by Spirit in performance of this SBP, the Agreement or any Order, static and fatigue test articles, Transportation Devices and planning.

AB.
“Obsolescence” means the discontinuation of the requirement for any Product as a result of engineering or manufacturing change, which has rendered such Product no longer usable in the production of the Program Airplane or any Derivative.

AC.
"One Plan Document" means mutually agreed detailed planning documents containing the configuration D&MI SOW, detailed activities, work share agreements, integrated schedule, Spirit resource plans and other non-labor items (such as sub-contracted tooling) necessary to support the Nonrecurring Work for Derivatives and Mission Improvement statement of work.

AD.	"Other D&MI Nonrecurring Work" shall have the meaning set forth in SBP Section 3.3.7.3 "Other D&MI Nonrecurring Work”.

AE.
"Performance Based Advance Payments" means those D&MI advance payments subject to completion of specific events or performance criteria as provided in SBP Section 5.8 and further described in SBP Attachment 23.

AF.	"Performance Based Payments" means those D&MI payments subject to completion of specific events or performance criteria as provided in SBP Section 5.5 and further described in SBP Attachment 23.

AG.	"Performance to Plan" or "PtP" shall have the meaning set forth in SBP Section 3.3.7.1 "Performance to Plan".

AH.	“Price” means the amount to be paid by Boeing to Spirit for any Product in accordance with the terms of this SBP.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AI.
“Product Definition” means all of Spirit’s design and manufacturing deliverables (excluding Production Articles), including but not limited to layouts, datasets, stress notes and manufacturing plans required to design, build, test, certify, deliver and support the Products.

AJ.	“Product Support” and “Product Assurance” shall have the meaning set forth in the PSAD.

AK.
“Production Life” means, in the case of any Aircraft, the period of time, commencing as of the date hereof, during which (a) Boeing (or its assignees or successors in interest) plans, designs or prepares to produce, or is actually producing, such Aircraft or (b) Boeing (or any such assignee or successor) offers such Aircraft for sale.

AL.	“Program Level Tasks” means certain additional tasks to be mutually defined and agreed as provided in SBP Section 3.6.3 “Program Level Tasks”.

AM.
“Program Life” means the period of time, commencing as of the date hereof and continuing through the Production Life of all Aircraft and through such additional time during which Boeing (or its assignees or successors in interest) provides support to operators or users of any Aircraft.

AN.	“PSAD” means Boeing Document D6-83069-MidWestern Rev.A, “Product Support and Assurance Document for Major Structures for 787 Aircraft,” as amended from time to time in accordance with this SBP.

AO.
“Recurring Work” means sustaining Product Definition and work Spirit performs in producing Production Articles. The cost of Recurring Work can include, but is not limited to, design, tool maintenance, replacement, and storage, packaging, disposable shipping fixtures and maintenance of production planning.

AP.	"Research and Development" or "R&D" shall have the meaning set forth in SBP Section 3.3.7.2, "Research and Development".

AQ.	“Resource Plan” means a committed plan for the resources that will be used to accomplish the D&MI statement of work, including the necessary skill levels.

AR.
“SCD Products” means all goods, including components and parts thereof, designed to a Boeing Specification Control Drawing by Spirit or its subcontractors or suppliers, and provided or manufactured under this SBP.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AS.	“SCD Spare Parts” means Spare Parts that are also SCD Products.

AT.	“Shipset Price” means the Price to be paid for each Shipset.

AU.
“Spare Parts” or “Spares” means Production Articles or components thereof, and materials, assemblies and items of equipment relating thereto, which are intended for Boeing’s use or sale as spare parts or production replacements. The term “Spare Parts” includes, but is not limited to, Boeing Proprietary Spare Parts (as defined in SBP Section 3.5.1 “Certain Definitions”).

AV.	“Spare Parts Price Catalog” or “SPPC” means Spirit’s prices and lead times for Spare Parts.

AW.	“Spirit Personnel” means personnel employed by, or performing on behalf of, Spirit.

AX.	“Spirit Tag” means Spirit’s documentation, associated with a specific Shipset, of a nonconforming product in Spirit’s quality systems.

AY.	“Third Party” means any Person other than the Parties and their respective divisions, affiliates and subsidiaries.

AZ.	“Transportation Devices” shall have the meaning set forth in SBP Section 12.1.12 “Transportation Devices”.

BA.	“Type Certification” means the issuance of the Program Airplane type certificate per CFR (Code of Federal Regulations) Part 21. The type design approves designs on paper.

BB.	“Work Share Agreement” means an agreement between the Parties that defines the detailed D&MI Nonrecurring Work tasks to be accomplished by each Party.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

2.0	CONTRACT FORMATION

2.1	Order
Each Order shall include a statement incorporating this SBP and the GTA by reference, except for such provisions as the Parties specifically agree in writing. Each such Order will be governed by and be deemed to include the provisions of this SBP and the GTA. Subject to GTA Section 2.2 “Acceptance of Orders”, each Order also may contain terms and conditions that are in addition to those stated herein or in the GTA.

2.2	Entire Agreement
This SBP and the GTA set forth the entire agreement, and supersede any and all other prior agreements, understandings and communications (whether written or oral), between Boeing and Spirit related to the subject matter of this SBP and the GTA. Each Order (including all agreements and other documents that are incorporated by reference therein or herein as provided in SBP Sections 2.1 “Order” and 2.3 “Incorporated by Reference”) sets forth the entire agreement, and supersedes any and all other prior agreements, understandings and communications, between Boeing and Spirit related to the subject matter of such Order. Subject to SBP Section 2.8 “Certain Remedies”, the rights and remedies afforded to Boeing or Spirit pursuant to any provisions of an Order are in addition to any other rights and remedies afforded by law or otherwise.

2.3	Incorporated by Reference
The GTA is incorporated in and made a part of this SBP by this reference.
The Administrative Agreement (AA-65530-0010) (“Administrative Agreement”) dated June 16, 2005 is incorporated in and made a part of this SBP by this reference.
The Documents set forth in this SBP, or incorporated by reference herein, are incorporated in and made a part of this SBP by this reference, with full force and effect, as if set out in full text.

2.4	Supporting Documentation

2.4.1	Supporting Documentation and Priority
For purposes of this SBP, "Documents" means all specifications, Drawings, Datasets, documents, publications and other similar materials, whether in a tangible or intangible form, released or otherwise made available by Boeing to Spirit, as the same shall be revised from time to time, which relate to the design, manufacture, test, certification, delivery, support and sale of Products or the provision of services to Boeing pursuant to this SBP, including, but not limited to,

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

documents specifically referred to in this SBP, the GTA and the Administrative Agreement or in such other documents. For the avoidance of doubt, the GTA and the Administrative Agreement are not Documents. Reference in any Document to "Contractor" or "Seller" or "Supplier" or "Partner" or "Program Partner" shall mean Spirit for the purposes of this SBP. In the event of any inconsistency between the terms and conditions of this SBP (not including any Documents) and the terms and conditions of any Document, the terms and conditions of this SBP shall control. In the event any provisions of any Document or Documents conflict among themselves, Boeing will, on its own initiative or at the request of Spirit, resolve such conflict either on its own or, where appropriate in Boeing’s reasonable determination, in consultation with Spirit, revise such Document or Documents accordingly, and so notify Spirit. In resolving any such conflicts, this SBP shall be read as a whole and in a manner most likely to accomplish its purposes in accordance with the intent of the Parties taking into consideration Boeing’s requirements for the Program.

All Documents existing as of the date of this SBP are listed or otherwise referenced within the GTA, this SBP including its attachments (including but not limited to SBP Attachment 4 “Work Statement Documents”: LCPT Work statement Description, Responsibility, Accountability, Authority document, Commonality Matrix document, the Product Support and Assurance Document and the Amendments to 7E7 Spirit Baseline Work Statement), and within the Administrative Agreement. Notwithstanding the foregoing, the Parties acknowledge that there may be Documents existing as of the date of this SBP that have inadvertently not been so listed or otherwise referenced. If either Party learns of the existence of any such Document, such Party shall promptly identify such Document in a written notice to the other Party and the Parties, acting in good faith, shall mutually determine whether such Document should have reasonably been contemplated to have been incorporated, and therefore shall be incorporated, in and made a part of this SBP as of the date of this SBP. The Parties further acknowledge that there may be Documents not existing as of the date of this SBP that are mutually intended to be incorporated in and made a part of this SBP as of the date of this SBP. The Parties, acting in good faith, shall mutually determine whether any such Document shall be incorporated in and made a part of this SBP as of the date of this SBP.

2.4.2	Revision of Documents
Subject to the terms of this SBP Section 2.4, Boeing may at any time revise any, or issue previously unreleased, Documents prepared by Boeing, and Boeing shall provide Spirit with such revised and previously unreleased Documents. Subject to all other applicable provisions of this SBP and the GTA, it is Spirit’s responsibility to comply with the latest revision of such Documents. If any such revised or previously unreleased Document is considered by Spirit to constitute a

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

change within the general scope of this SBP, (i) Spirit shall notify Boeing’s Procurement Representative in writing as to the nature of such change and its effect (or anticipated effect) upon Spirit’s performance and (ii) the provisions of SBP Sections 6.0 “Changes” and 7.0 “Change Provisions” shall be applied, if applicable, to determine whether or not Spirit is entitled to an equitable Price adjustment on account of such change.

2.4.3	Compliance
Subject to all other applicable provisions of this SBP and the GTA, Spirit shall promptly comply with the provisions of all Documents referenced in this SBP, the GTA, and any Order including any revisions Boeing may make thereto.

2.5	Administrative Authority and Agreement

2.5.1	Administrative Authority
For all matters requiring the approval or consent of either Party under this SBP, the GTA or any Order, such approval or consent shall be requested in writing and shall not be effective until given in writing. With respect to Boeing, authority to grant approval or consent is limited to Boeing's Procurement Representative as provided in the Administrative Agreement. With respect to Spirit, authority to grant approval or consent is limited to Spirit’s Contract Manager as provided in the Administrative Agreement.

2.5.2	Administrative Agreement
The Administrative Agreement is to be used for administrative matters not specifically addressed elsewhere in this SBP, the GTA or any Order and sets forth certain obligations of the Parties relating to the administration of this SBP, the GTA and each Order. Stated addresses and designees for each Party contained therein may be modified unilaterally by such Party, and any modification of the Administrative Agreement shall be reflected by an amendment thereto prepared by Boeing for execution by both Parties.

2.6	Written Authorization to Proceed
Boeing’s Procurement Representative may give written or electronic authorization to Spirit to commence performance before Boeing issues an Order. If Boeing’s authorization specifies that an Order will be issued, Spirit shall be deemed to have received Boeing’s authorization to proceed and Boeing and Spirit shall proceed as if an Order had been issued. If Boeing does not specify in its authorization that an Order shall be issued, Boeing’s obligation shall be strictly limited to the terms of the authorization.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Whether or not Boeing’s authorization specifies that an Order will be issued, this SBP, the GTA and the terms stated in the authorization shall be deemed to be a part of Boeing’s offer and the Parties shall promptly and in good faith agree on any open terms. If Spirit commences performance before an Order is issued, such performance shall be at Spirit’s risk and expense to the extent such performance has not been authorized by Boeing as provided above.

2.7	Order of Precedence
In the event of a conflict or inconsistency between any of the terms of the following documents, the following order of precedence shall control:

A.	This SBP including Attachments (excluding all documents listed below), then

B.	The GTA (excluding all documents listed elsewhere in this listing), then

C.	Orders (excluding all documents listed elsewhere on this listing), then

D.	Administrative Agreement, then

E.	All Documents incorporated by reference in SBP Section 2.4 “Supporting Documentation”, then

F.	Any other Boeing generated exhibits, attachments, forms, flysheets, codes or documents that the Parties agree in writing shall be part of this SBP, then

G.	Engineering Drawing by Part Number and, if applicable, related Supplier Specification Plan (SSP), whether Boeing or Spirit generated, and lastly

H.	Any Spirit generated documents that the Parties agree in writing shall be part of this SBP.
The Parties shall promptly report to each other in writing any known inconsistencies in these documents, even if the inconsistency is resolvable using the above rules.

2.8.	Certain Remedies
Nothing contained in this Agreement, the SBP or any Order shall be construed to limit any right or remedy of either Party now or hereafter existing at law or in equity; provided, however, that the right to cancel or terminate any Order, the GTA, or SBP in whole or in part shall be limited to those as expressly provided in GTA Sections 7.0 “Termination for Convenience”, 8.0 “Events of Default and Remedies”, 9.0 “Termination of Airplane Program” and 10.1 “Excusable Delay”, Neither Party shall be entitled to exercise any right or remedy that is contrary to or otherwise inconsistent with any of the terms of this Agreement or the SBP.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.0	SUBJECT MATTER OF SALE

3.1	Obligation to Purchase and Sell

3.1.1	Obligation to Purchase and Sell
Except as provided in SBP Sections 3.1.2 “Support of Delivery Schedule” and 3.1.3 “Standard Parts and Multiple Source Parts” below, Boeing and Spirit agree that in consideration of the prices set forth in SBP Attachment 1 “Work Statement and Pricing” and the other terms and conditions set forth in this SBP and the GTA, Boeing shall issue Orders from time to time to Spirit for all of Boeing’s requirements for Products, as provided in SBP Section 3.2 “Subject Matter of Sale”, during the Production Life of the Aircraft (and, in the case of all Products other than Production Articles, during the Program Life). Subject to SBP Section 3.2.1 “Production Rates” and all other applicable provisions of this SBP and the GTA, such Products shall be shipped at any scheduled rate of delivery, as determined by Boeing, and Spirit shall sell to Boeing, and Boeing shall purchase from Spirit, all of Boeing’s requirements for such Products during the period of performance for this SBP.
Boeing and Spirit confirm their intention for the Aircraft to remain price and performance (including weight) competitive throughout the life of the Program by incorporating into the Aircraft advances in design, configuration, materials, or manufacturing processes that will benefit the Parties and Boeing’s Customers. Boeing and Spirit further acknowledge and agree that the incorporation of any advances and any associated investment must be based on a business case that is reasonably acceptable to both Boeing and Spirit.

3.1.2	Support of Delivery Schedule
If Spirit can not meet Boeing’s requirement for an AOG, POA or Expedite Spare Part and Boeing reasonably demonstrates to Spirit that such requirement can be satisfied by an alternate source and Spirit does not, or is unable to, accept such requirement (which may include procuring such Spare Part from such alternate source) in a timely manner, Boeing may cancel the Order for such AOG, POA or Expedite Spare Part and may procure such requirement from an alternate source, but only to the extent necessary to satisfy such specific requirement, and only for a limited quantity of parts.

3.1.3	Standard Parts and Multiple Source Parts
Boeing reserves the right to procure any standard parts directly from any source.
A Spare Part that is supplied by Spirit, and other Boeing sources, to Boeing is a “Multiple Source Part”. In the event Boeing has a requirement for a Multiple Source Part (for example, a passenger window) and Boeing is not able to

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

determine what work package such Spare Part is required for, Boeing may procure such Multiple Source Part from whichever existing source Boeing may determine.

3.1.4	Period of Performance and Support
Except as otherwise provided in this SBP and the GTA, the period of performance for this SBP shall be from the date of this SBP through the Program Life. Spirit agrees to support each Product so long as any Aircraft is using or supported by such Product during the Program Life. However, Spirit is not obligated to produce or deliver Production Articles after expiration of the Production Life.

3.2	Subject Matter of Sale
Subject to the provisions of this SBP, Spirit shall sell to Boeing and Boeing shall purchase from Spirit certain Products as described in this SBP including Production Articles and other recurring Products as described in SBP Section 3.4 “Recurring Work”, and certain Spare Parts and other Miscellaneous Work as described in SBP Sections 3.5 “Spare Parts” and 3.6 “Other Product Support and Miscellaneous Work”. In addition, Spirit shall be responsible for providing engineering services and Nonrecurring Work as described in SBP Section 3.3 “Nonrecurring Work”.

3.2.1	Production Rates
This SBP contains no minimum or maximum production rates. Spirit is responsible for capitalization to support a production rate of [*****] Shipsets per month, and no price adjustment shall be made for any investment required to support a production rate of [*****] Shipsets per month.
For the first occurrence exceeding [*****] Shipsets per month, Spirit acknowledges that production rates can be reached within a commercially reasonable lead time. Boeing will provide market and backlog data to Spirit prior to Boeing’s decision to exceed [*****] Shipsets per month and to assist the Parties in determining Spirit’s overall business case. At the time of the Boeing decision to exceed [*****] Shipsets per month, if Spirit requires capital investments to attain the desired rate, a contribution margin calculation as specified in SBP Attachment shall be utilized to determine if the additional revenue will reasonably recover Spirit’s estimate of its capital investments. In the event this calculation does not project recovery of Spirit’s investments, then Boeing and Spirit will negotiate an equitable price adjustment.
Spares requirements are in addition to production. Spirit shall support all Spares. (For capacity planning purposes only, a reasonable estimate at the time of execution of this SBP is an average of [*****] Shipsets per month.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

For the avoidance of doubt, nothing in this SBP Section 3.2.1 shall affect the provisions of SBP Section 3.3.7 and Attachment 23, “Derivatives and Mission Improvement”.

3.3	Nonrecurring Work

3.3.1	Engineering Services
Spirit is responsible for engineering activities required to design, build, test, deliver, certify, and support Product Definition and other Products as set forth in SBP Attachment 4 “Work Statement Documents”. Boeing’s participation in these activities also is defined in SBP Attachment 4.
Product Definition shall conform to the standards and requirements set forth in SBP Attachment 4. Subject to all other applicable provisions of this SBP and the GTA, it is Spirit’s responsibility to comply with the latest revision of these documents and schedules.

3.3.2	Product Development and Testing
3.3.2.1    Product Development and Test Activities
Spirit is responsible for all product development and test activities required to design, build, test, deliver, certify, and support Products as set forth in SBP Attachment 4 “Work Statement Documents”. Spirit shall also prepare, and Boeing shall have the right to review, initial product development and test planning documentation as necessary to produce Product Definition and Production Articles in accordance with SBP Attachment 2 “Production Article Definition and Contract Change Notices” and Spare Parts listed in the SPPC.
3.3.2.2    Static and Fatigue Test Articles
Spirit will provide Boeing with Products as set forth in SBP Attachment 2 "Production Article Definition and Contract Change Notices" and associated hardware for static and fatigue tests, and as scheduled in SBP Attachment 14 "Production Article Delivery Schedule" or as developed and documented in a Boeing selected scheduling system specified in SBP Attachment 14. As part of Nonrecurring Work, static and fatigue test articles are not Production Articles and therefore shall not be subject to a Shipset Price payment.
3.3.2.3    Second Fatigue Unit
Notwithstanding SBP section 3.3.2.2, Spirit shall provide a second fatigue unit (2nd Fatigue) subject to the following:

a.	Spirit shall provide the 2nd Fatigue to Boeing in [*****]

b.	The Parties will work together to mitigate any risk to the [*****] delivery date.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

c.	Boeing shall issue a Purchase Order to Spirit by [*****]

d.	The Parties acknowledge that the pricing structure of the 2nd Fatigue is unique and sets no precedent for future pricing.

e.	Boeing and Spirit shall work together to identify cost reduction opportunities in the 2nd Fatigue and will negotiate a sharing of any such reductions.

f.
Boeing shall provide Spirit with OLTs for the production of [*****] production units. Once all fabrication of these [*****] units is complete, Spirit shall return the OLTs to Boeing. Spirit shall provide the date the OLTs are needed, and the production line units they will be used for.

g.	Boeing shall provide the necessary M&PT support to qualify Spirit’s “North Clean Room” to production standards. Spirit shall provide the schedule for Boeing M&PT support.

h.	Boeing shall provide the necessary M&PT support to qualify Spirit’s [*****] AFP machine to production standards. Spirit shall provide the schedule for Boeing M&PT support.

i.
Boeing and Spirit shall work together to release deviations to material specifications with regard to exposure limitations for fiberglass and adhesive. Spirit shall provide the specific needed deviations.

j.
Boeing shall work with Spirit to ensure PMI hardware supports Spirit need dates. Spirit shall schedule all PMI requirements to meet the [*****] delivery. Spirit shall provide a discrete list of PMI needed to complete the 2nd Fatigue, and the dates the PMI is needed. Boeing and Spirit shall work together to mitigate any effects caused by late shipment of PMI.

k.
Boeing and Spirit mutually recognize that the insertion of this additional Fatigue Unit [*****]. As of the time of this Amendment 1, the resulting [*****] ranges from [*****] to [*****] for a period of [*****]. Boeing and Spirit shall use all best commercially reasonable efforts to mitigate any schedule disruption, and, shall work together to mitigate any further schedule disruption to the production articles resulting from production of the 2nd Fatigue Unit. All efforts utilized shall be documented by the parties.

l.	[Reserved]

m.
Boeing shall work with Spirit to ensure Standards (Fasteners, Nuts, Bolts, etc), TMX material (titanium and aluminum), and Toray material supports Spirit need dates. Spirit shall provide a discrete list of these commodities that are needed to complete the 2nd Fatigue, and the dates the commodities are needed. Boeing and Spirit shall work together to mitigate any effects caused by late delivery of these commodities.

n.
To mitigate impacts to Spirit’s schedule, Boeing may complete some of the 2nd Fatigue work in its own factory. If Boeing elects to do this, the Parties will negotiate a reduction in the price of the 2nd Fatigue.

o.	Pricing is contained in Attachment 1.

p.	Documents specific to the Statement of Work for the second 2nd Fatigue are listed in Attachment 2.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.3.3	Certification Support
Spirit is responsible for its certification activities as set forth in SBP Attachment 4 “Work Statement Documents”.

3.3.4	Tooling
3.3.4.1    Tooling - General
Spirit is responsible for all Contractor-Use Tooling needed to manufacture and deliver Products as required in the performance of this SBP. Spirit shall plan, design, manufacture or procure, and test all Contractor-Use Tooling. Contractor-Use Tooling shall be in the configuration, quantity and quality required to produce (i) Production Articles in accordance with SBP Attachment 14 “Production Article Delivery Schedule” and (ii) other Products (including, without limitation, Spare Parts) required by Boeing in accordance with this SBP.
All Contractor-Use Tooling produced in performance of this SBP must conform to the provisions of Boeing Document D33200, “Boeing Suppliers’ Tooling Document,” or, subject to Boeing’s review and approval (not to be unreasonably withheld or delayed), its equivalent or replacement document.

3.3.4.2    Title to Tooling
Except as provided in GTA Section 7.2.E “Termination Instructions”, GTA Section 8.2.F “Tooling and Other Materials” and GTA Section 9.3 “Transfer of Certain Property”, Spirit shall retain, and shall cause each of its subcontractors to retain, legal title to all Contractor-Use Tooling, Common-Use Tooling and Boeing-Use Tooling manufactured or procured by Spirit or any of its subcontractors.
3.3.4.3    Responsible Party
Except as provided in SBP Sections 3.3.7 "Derivatives and Mission Improvement” and 4.8 “Pricing for Other D&MI Nonrecurring Work”, Spirit shall absorb all costs associated with Tooling (except Boeing-Use Tooling) manufactured and/or purchased by Spirit necessary for the manufacture and delivery of the Products. Such costs shall also include, but not be limited to, rework, repair, replacement and maintenance of the Tooling.
3.3.4.4    Common-Use Tooling
Except as provided in SBP Section 12.1.12 “Transportation Devices”, Spirit shall design, manufacture or procure, and test all Common-Use Tooling including, without limitation, strongback handling fixtures, rotable shipping fixtures and handling fittings, sufficient to support Program requirements. The requirements for such items will be mutually defined and agreed by the Parties

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.3.4.5    Use of Casting, Forging and Extrusion Tooling
Upon mutual agreement of the Parties, Boeing or its designees may use all Tooling for the production of castings, forgings and extrusions produced at Spirit’s direction for use under this SBP. Such Tooling shall be used by Boeing or its designees only in the performance of this SBP.
3.3.4.6    Initial Planning
Spirit will perform initial Tooling and production planning activities. Spirit shall also prepare, and Boeing shall have the right to review, initial Tooling and production planning documentation as necessary to produce Production Articles in accordance with SBP Attachment 2 “Production Article Definition and Contract Change Notices” and SBP Attachment 4 “Work Statement Documents” and Spare Parts listed in the SPPC.
3.3.4.7    Accountability for Tooling
Spirit shall control and account for all Tooling in accordance with the provisions of Boeing Document D33200, “Boeing Suppliers’ Tooling Document” or, subject to Boeing review and approval, its equivalent or replacement. This requirement shall apply to Boeing-Use Tooling until delivery thereof to Boeing, and to Contractor-Use Tooling and Common-Use Tooling at all times prior to the removal thereof by Boeing or delivery to Boeing or Boeing’s designee pursuant to GTA Section 7.0 “Termination for Convenience”, GTA Section 8.0 “Events of Default and Remedies” or GTA Section 9.3 “Transfer of Certain Property”. Upon request Spirit shall identify all new, reworked and reidentified Tooling.
3.3.4.8    Certified Tool Lists
For Boeing-Use and Boeing Owned Common-Use Tooling and, if necessary to comply with law, for Contractor-use Tooling produced in accordance with SBP Section 3.3.7.3, “Other D&MI Nonrecurring Work”, Spirit shall prepare a list or lists (“Certified Tool List” or “CTL”) in accordance with the D33200, “Boeing Suppliers’ Tooling Document,” or, subject to Boeing review and approval, its equivalent or replacement. Spirit shall prepare a separate Certified Tool List for Tooling produced, procured, or reworked by authority of a Boeing tool purchase order. Spirit shall promptly submit each initial Certified Tool List to Boeing. Spirit shall subsequently submit from time to time as specified by Boeing new Certified Tool Lists to supplement the information contained in the initial Certified Tool Lists. Except as provided in this SBP Section 3.3.4.8, no CTL approval by Boeing will be required for Spirit owned Tooling (including Spirit owned Common-Use Tooling).

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.3.4.9    Boeing Furnished Tooling
In the event Boeing furnishes tooling to Spirit, Spirit shall conform to the standards and requirements of the applicable Documents referred to in SBP Section 2.4 “Supporting Documentation”. No repair, replacement, maintenance or rework of such tooling shall be performed without Boeing’s prior written consent, which shall not be unreasonably withheld or delayed. Boeing shall notify Spirit of any action required for discrepant Tooling.

3.3.5	Life Cycle Product Teams
Spirit shall, in accordance with SBP Section 23.0 “Life Cycle Product Team”, locate at Boeing’s facilities key personnel for Life Cycle Product Teams (LCPT’s).

3.3.6	Weight Management and Reporting
Spirit shall report weight information in accordance with Boeing Document D024Z001-01, “787 Weight Engineering Requirements.”

3.3.7	Derivatives and Mission Improvement
3.3.7.1    Nonrecurring Work for D&MI
Certain Nonrecurring Work required for the 787-9 Derivative and 787-8 Mission Improvement shall be subject to the detailed planning and management process set forth in SBP Attachment 23 "Derivatives and Mission Improvement Performance to Plan". This Nonrecurring Work shall be comprised of: 1) Research and Development as specified in SBP Section 3.3.7.2 and 2) Other D&MI Nonrecurring Work required for the 787-9 Derivative and 787-8 Mission Improvement as specified in SBP Section 3.3.7.3.
3.3.7.2    Research and Development
"Research and Development" or "R&D" means specific Product Definition Nonrecurring Work activities relating to the design and development of the 787-9 Derivative and 787-8 Mission Improvement. These activities include but are not limited to: 1) the design and test of the baseline 787-9 configuration set forth in Work Statement Documents in SBP Attachment 4 (including the build of test articles and any dedicated (not used for production) tooling required to build or test the test articles), 2) design of 787-8 Mission Improvement changes, and 3) the support of change refurbishment of 787-9 test airplanes. Only those items specifically identified by Boeing as R&D activities in accordance with SBP Attachment 23 "Derivatives and Mission Improvement Performance to Plan" shall be subject to the provisions of this SBP Section 3.3.7.2 and SBP Section 4.7 "Pricing for Research and Development". For the avoidance of doubt, Product Definition does not include Tooling engineering.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.3.7.3    Other D&MI Nonrecurring Work
"Other D&MI Nonrecurring Work" means specific Nonrecurring Work activities related to the 787-9 Derivative and 787-8 Mission Improvement that are not included in Research and Development. Other D&MI Nonrecurring Work shall be identified by Boeing in accordance with SBP Attachment 23 “Derivatives and Mission Improvement Performance to Plan” and shall be subject to the provisions of SBP Section 4.8 “Pricing for Other D&MI Nonrecurring Work”.

3.4	Recurring Work

3.4.1	Production Articles
Upon acceptance of the initial and subsequent Orders, Spirit shall provide the Production Articles specified in SBP Attachment 1 “Work Statement and Pricing” and SBP Attachment 2 “Production Article Definition and Contract Change Notices” in accordance with such Orders. All Production Articles will be designed, manufactured, certified, tested, delivered, and supported in accordance with the specifications and schedules set forth in this SBP.

3.4.2	Delivery Point and Schedule
3.4.2.1    General Delivery Provisions
Subject to GTA Section 10.0 “Delays”, Spirit shall strictly adhere to the shipment, delivery or completion schedules specified in: i) each Order, ii) SBP Attachment 14 “Production Article Delivery Schedule”, or, iii) as developed and documented in a Boeing selected scheduling system specified in SBP Attachment 14 “Production Article Delivery Schedule”. Spirit shall immediately notify Boeing in writing of any schedule developed by the selected scheduling system that is less than the lead time notifications specified in SBP Section 7.4 "Schedule Acceleration/Deceleration". In the event of any anticipated or actual delay, including but not limited to delays attributed to labor disputes, that could impact Spirit’s ability to deliver Product Definition or Products on time and otherwise in conformance with the terms of any Order, Spirit shall promptly provide to Boeing a "Problem Report" as provided in SBP Section 9.3 “Problem Reports”. In addition, Boeing may request premium effort as provided in SBP Section 9.4 “Notice of Delay - Premium Effort”. Spirit shall not deliver Products prior to the scheduled delivery dates unless authorized by Boeing.
3.4.2.2    Delivery Point
[For 747 LCF Deliveries]
Free On-Board (FOB) Large Cargo Freighter (LCF) originating Airport at designated loading point

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[For Partner to Partner Deliveries]

Free On-Board (FOB) [receiving Partner name and plant name, [city of origin (per INCOTERMS 2000)
3.4.2.3    [Reserved]
3.4.2.4    Production Planning
Boeing and Spirit shall develop and mutually agree upon methods to provide Spirit with advance planning information (which may include planning schedules, forecasts, quantity estimates and delivery plans) solely in order to support Spirit’s production planning activities. Boeing may purchase Products in different quantities and specify different delivery dates as necessary to meet Boeing’s requirements. Information provided pursuant to this Section 3.4.2.4 shall be subject to adjustment from time to time, and such adjustment shall not constitute a change under SBP Section 6.0 “Changes” or a termination under GTA Section 7.0 “Termination for Convenience”.

3.4.3	Delivery - Title and Risk of Loss
Title to and risk of any loss of, or damage to, all Products (except for Common-Use Tooling) shall pass from Spirit to Boeing upon delivery as set forth in SBP Sections 3.4.2 “Delivery Point and Schedule” and 3.5.2 “Spare Parts Ordering and Delivery”, as applicable, except for loss or damage resulting from Spirit’s fault or negligence or failure to comply with the terms of this SBP.

3.4.4	Transportation Routing Instructions
Unless otherwise specified by Boeing, Spirit shall be responsible for transportation of Products, including agents, carriers and routing to the delivery point. Boeing shall have the right to review Spirit’s transportation agents, carriers and routing.

3.4.5	Sustaining Product Definition
Spirit shall provide Product Definition and sustaining engineering in accordance with the documents set forth in SBP Attachment 4 “Work Statement Documents”.

3.4.6	Tooling Maintenance
Spirit shall provide control, accountability, care, storage, maintenance and replacements of all Contractor-Use Tooling and Common-Use Tooling in accordance with Boeing Document D33200, “Boeing Suppliers’ Tooling Document,” or, subject to Boeing review and approval, its equivalent or replacement, as required to support the manufacture, certification, support and delivery of Products.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.4.7	Maintenance of Production Planning
Spirit will revise and maintain the production planning as required to support the production and certification of Production Articles and Spare Parts.

3.4.8	Certification Support
Spirit is responsible for its certification activities as set forth in SBP Attachment 4 “Work Statement Documents”.

3.4.9	Systems Integration
All Spirit activities required to incorporate systems into Products, as provided in the documents set forth in SBP Attachment 4 “Work Statement Documents”, are included in Recurring Work.

3.5	Spare Parts

3.5.1	Certain Definitions
For purposes of SBP Section 3.5 and other applicable provisions of this SBP and the GTA, the following requirements and definitions shall apply:

A.
Aircraft on Ground (“AOG”) means the highest Spares priority. Spirit will expend best efforts to provide the earliest possible shipment of any Spare designated AOG by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven (7) days a week and use of premium transportation. Spirit shall expend best commercially reasonable efforts to specify the delivery date of any such AOG Spare within [*****] hours of receipt of an AOG Spare request, but in no case should Spirit exceed [*****] hours to specify the delivery date.

B.
“Boeing Proprietary Spare Parts” means all Spare Parts which are manufactured (i) by Boeing, (ii) to Boeing’s detailed design with Boeing’s authorization, or (iii) in whole or in part using Boeing Proprietary Information.

C.
“Demand Date” means a date provided to Spirit by Boeing when Boeing wants the Product(s) on dock. Except as otherwise provided in this SBP, Spirit will provide a commitment to Boeing no later than [*****] days from notification of Demand Date.

D.	“Spirit’s Full Lead Time Spare” means a Spare in which the Demand Date is equal to or greater than Spirit’s normal lead time.

E.	“Initial Provisioning” shall have the meaning set forth in the PSAD.

F.
“Less Than Spirit’s Full Lead Time Spare (“Expedite”)” means a Spare in which the Demand Date is less than Spirit’s normal lead time and Spirit’s best effort commitment to meet the Demand Date is less than Spirit’s normal lead time.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

G.
Purchased On Assembly (“POA”) - means any detail component needed to replace a component on an End Item Assembly currently in Boeing’s assembly line process. Spirit shall expend best efforts to provide the earliest possible delivery of any Spare designated as POA by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven (7) days a week and use of premium transportation. Spirit shall expend best commercially reasonable efforts to specify the delivery date of any such POA within [*****] hours of a POA request, but in no case should Spirit exceed [*****] hours to specify the delivery date.

H.
“In-Production” means those Spare Parts that have been or will be manufactured in a configuration substantially the same as that required for the manufacture of any Production Article in production or offered to Customers by Boeing at the time such Spare Parts are ordered.

I.
“Out-of-Production” means those Spare Parts (i) with a configuration that is not substantially the same as the configuration of parts performing a similar function which are being manufactured for any Production Article in production or offered to Customers by Boeing at the time such Spare Parts are ordered or (ii) that require for their manufacture Tooling that is no longer used to manufacture parts for any Production Article.

J.	“Shelf Stock Spare Part” means a Spares Prone Part that has been ordered [*****] or more times by Boeing within the most recent [*****] month period.

K.	“Spare Parts Price Catalog” or “SPPC” means Spirit’s prices and lead times for Spare Parts.

L.
“Spares Prone Part” means a Spare Part that is identified and recommended by Boeing or Spirit in its provisioning data as a part that for the life of an Aircraft can be expected to be replaced during normal aircraft line maintenance or during overhaul of line replaceable units due to failure, wear, deterioration, maintenance, damage, loss, corrosion, vibration or temperature.

M.
“Special Configuration Spare Parts” means those Spare Parts which require both In-Production and Out-of-Production components for their manufacture or require special manufacturing operations applicable only to such Spare Parts.

3.5.2	Spare Parts Ordering and Delivery
In accordance with the Administrative Agreement, Spirit will design, test, manufacture, certify and sell such Spare Parts as Boeing may order from time to time. Spirit shall accept any Order for Spare Parts during the term of this SBP. The delivery point for Spares Parts is as follows: Free On-Board (FOB), Spirit’s Plant. Subject to this SBP Section 3.5.2 and except as provided in SBP Section 3.5.1 “Certain Definitions” with respect to Spares designated AOG or POA by Boeing, the delivery schedule for Spare Parts shall be as specified in the applicable Order.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.5.2.1    Spare Part Stock and Lead Times
Spirit will maintain an adequate Spare Part stock of Products to support all lead times specified in this SBP and will ship such Products within lead times as follows:

a.	Shelf Stock Spare Parts will ship in not more than [*****] calendar days from receipt of an Order or prior to the applicable Demand Date, whichever is later.

b.
A Spares Prone Part that is not a Shelf Stock Spare Part that is in Spirit’s continuous production at the time of receipt of an Order will ship in not more than [*****] calendar days from receipt of an Order.

c.
Spare Parts that are not designated as Spares Prone Parts and are in Spirit’s continuous production at the time of receipt of an Order will ship [*****] (including AOG and Expedite) or within the [*****] identified in the SPPC from receipt of an Order, including parts that are unique to a single Customer (e.g., interior color coded parts), unless mutually agreed upon by Boeing and Spirit.

d.	Notwithstanding paragraph a above, for Spare Parts not in Spirit’s continuous production at the time of receipt of an Order, Spirit will [*****] to meet Boeing’s delivery requirements.
3.5.2.2    Spare Part Delivery Commitment
Spirit agrees that a Spare Part will be available for shipment to Customer or Boeing within the lead times specified in SBP Section 3.5.2.1 “Spare Part Stock and Leadtimes”. If, following entry in service of the Program Airplane, Spirit is unable to comply with the requirements of Section 3.5.2.1 with respect to any Spare Part, Spirit will perform, at no charge, one or more of the following actions, as necessary to meet Boeing’s requirements:
a. Expend premium time;
b. Remove such Spare Part from a higher assembly in Spirit’s inventory;
c. Provide a loan Spare Part until the Spare Part can be delivered; or
d. Provide reimbursement of Boeing’s reasonable lease charges for a replacement Product.
If Spirit’s actions above still fail to meet Boeing’s requirements, Spirit will provide a credit to Boeing in an amount of [*****] percent ([*****]%), or other mutually acceptable percentage, of Spirit’s Spare Parts Price Catalog (SPPC) price of the Spare Part for [*****] the delivery of the Spare Part is delayed; provided, however, that such credit shall not exceed the lesser of (i) the [*****] price of [*****] or (ii)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

the amount, if any, [*****]. Spirit agrees that such credit reflects Boeing’s liquidated damages and is not a penalty.
Unless otherwise agreed between Spirit and Boeing, the delivery date for computation of credit will be the delivery date by which Spirit is committed to deliver the Spare Part in accordance with the requirements of SBP Section 3.5.2.1. Boeing will provide Spirit a request for such credit within [*****] days after delivery of the Spare Part.
3.5.2.3    Spares Special Handling
The price for all effort associated with the handling and delivery of Spare(s) is deemed to be included in the price for such Spare(s). If Boeing directs a Spare Parts delivery point other than as designated in SBP Section 3.5.2 “Spares Parts Ordering and Delivery”, Boeing shall reimburse Spirit for all shipping charges, including insurance and administrative costs, paid by Spirit which exceed the cost of shipping to the designated delivery point as identified in SBP Section 3.5.2. Such charges shall be shown separately on all invoices.
3.5.2.4    Integrated Materials Management (IMM) Program and other             Boeing Materials Management & Spares Initiatives/Programs
If requested by Boeing, Spirit shall participate in and support Boeing’s integrated materials management (IMM) program and other Boeing materials management and spares initiatives/programs pursuant to terms and conditions mutually determined by the Parties, that are intended to achieve an efficient and low cost supply chain infrastructure pursuant to the goals and strategies of Boeing as set forth below:

a.	Provide Boeing integrated solutions for customers’ material management operations and spares support;

b.	Provide guaranteed service levels to customers’ maintenance operations by Spirit holding and forward deploying inventory as deemed appropriate;

c.	Reduce inventory and process costs with better service levels to customers;

d.	Enable supply chain and customers to reduce costs and share benefits.

3.5.3	Spares Support

Spirit shall provide Boeing with a written Spares support plan describing Spirit’s process for supporting AOG commitments, design, manufacturing, testing, and certification support. The plan must provide Boeing with the name and telephone number of a twenty-four (24) hour contact for coordination of AOG requirements.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Such contact shall be equivalent to the coverage provided by Boeing to its Customers as outlined in SBP Attachment 5 “Boeing AOG Coverage”.

Spirit shall notify Boeing as soon as possible via fax, telecom, or as otherwise agreed to by the Parties of each AOG requirement shipment using the form identified in SBP Attachment 6 “Boeing AOG Shipping Notification”. Such notification shall include time and date shipped, quantity shipped, Order, pack slip, method of transportation and air bill if applicable. Spirit shall also notify Boeing immediately upon the discovery of any delays in shipment of any requirement and identify the earliest revised shipment possible.

3.5.4	Reclassification
Boeing may instruct Spirit to re-prioritize or reclassify an existing Spares requirement in order to improve or otherwise change the established shipping schedule. Spirit shall expend the effort required to meet the revised requirement in accordance with the requirements of Section 3.5.2.1 “Spare Part Stock and Lead Times”. Spirit’s commitment to a delivery schedule shall be given in accordance with such requirements for the applicable classification but in no case shall it exceed [*****] hours from notification by Boeing.

3.5.5	Sale of Boeing Proprietary Spare Parts
Spirit shall sell Boeing Proprietary Spare Parts to Boeing, or to Third Parties only with Boeing’s prior written approval or at Boeing’s direction. Except as permitted pursuant to a written agreement between Spirit and Boeing, Spirit shall respond to any inquiry from a Third Party concerning Boeing Proprietary Spare Parts in accordance with SBP Section 30.0 “Customer Contact”.

3.5.6	Initial Provisioning
3.5.6.1    Initial Provisioning Spare Part Stocking
Spirit shall maintain adequate Products in stock to support Initial Provisioning requirements and delivery times as provided in this SBP Section 3.5.6.
3.5.6.2    Lead Times for Initial Provisioning Spare Parts
Lead times for notification by Boeing to Spirit of Initial Provisioning Spare Parts requirements will not be less than [*****] calendar days prior to the delivery of any Aircraft to a Customer. Lead times for delivery of Initial Provisioning Spare Parts will not exceed [*****] calendar days prior to the delivery of any Aircraft to a Customer.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

3.5.6.3    Delivery of Initial Provisioning Spare Parts
Spirit will deliver Initial Provisioning Spare Parts in accordance with SBP Section 3.5.6.2 “Lead Times for Initial Provisioning Spare Parts.”

3.6	Other Product Support and Miscellaneous Work

3.6.1	Product Support and Assurance
Spirit shall provide Product Support and Product Assurance in accordance with the applicable documents referred to in SBP Attachment 4 “Work Statement Documents” and SBP Section 14.0 “Warranty”. Except as otherwise provided in the PSAD, unless otherwise specified in the applicable Order, no additional payment shall be made by Boeing for any Product Support and Product Assurance performed hereunder.

3.6.2	Miscellaneous Work
Spirit shall provide to Boeing Miscellaneous Work, including, without limitation, Boeing-Use Tooling, field support or other related program support items, as may be mutually agreed by the Parties from time to time. Unless otherwise mutually agreed by the Parties, Boeing shall pay reasonable compensation to Spirit for Miscellaneous Work. Such compensation shall be determined in accordance with SBP Section 4.4 “Prices for Miscellaneous Work”.

3.6.3	Program Level Tasks
Boeing and Spirit intend to have Spirit participate in Program Level Tasks, subject to discussion and mutual agreement of the Parties. The nature and scope of any such participation will be mutually defined and agreed by the Parties.

3.6.4	Delivery Schedule of Other Products and Performance of Services
All deliveries of other Products and performance of services not otherwise specified in this SBP will be as mutually agreed by the Parties.

4.0	PRICING

4.1	Shipset Price
The Shipset Price is set forth in SBP Attachment 1 “Work Statement and Pricing” and is subject to adjustment in accordance with SBP Sections 3.2.1 “Production Rates”, 4.1.2 “Abnormal Escalation”, 4.2 “Derivative Pricing”, 6.0 “Changes” and 7.0 “Change Provisions”.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

4.1.1	Nonrecurring Work Recovery
Except as provided in SBP Sections 3.3.7 "Derivatives and Mission Improvement”, 4.7 "Pricing for Research and Development" and 4.8 “Pricing for Other D&MI Nonrecurring Work”, the Shipset Price, as subject to adjustment in accordance with SBP Section 4.1, is inclusive of Spirit’s recovery of its nonrecurring investment including any such investment prior to the execution of this SBP. For the avoidance of doubt, except as provided in SBP Sections 3.3.7. “Derivatives and Mission Improvement”, 4.7 "Pricing for Research and Development" and 4.8 “Pricing for Other D&MI Nonrecurring Work”, Spirit’s nonrecurring investment is inclusive of Nonrecurring Work. Static and fatigue test articles are part of Nonrecurring Work and not subject to payment as Shipsets. Except as provided in SBP Sections 3.2.1 “Production Rates”, 3.3.7 “Derivatives and Mission Improvement”, 4.7 "Pricing for Research and Development", 4.8 “Pricing for Other D&MI Nonrecurring Work, 7.0 "Change Provisions" and 4.2 "Derivative Pricing", no change in the Shipset Price shall be made by Boeing for any Nonrecurring Work performed hereunder.
Spirit waives and agrees not to assert to recover or recoup any costs associated with Nonrecurring Work upon the cancellation or the termination by Boeing, in whole or in part, of any Order, the GTA or this SBP, except as provided in GTA Sections 7.3.E (for Spare Part Orders), 8.2.F “Tooling and Other Materials”, 9.0 “Termination of Airplane Program” and 10.1 “Excusable Delay” and SBP Sections 3.3.7 “Derivatives and Mission Improvement”, 4.7 "Pricing for Research and Development" and 4.8 “Pricing for Other D&MI Nonrecurring Work”.

4.1.2	Abnormal Escalation
The Shipset Price shall be subject to adjustment as provided in Attachment 18 “Abnormal Escalation.”

4.1.3	Shipset Price for Shipsets [*****] Through Year End [*****]
Twenty-four (24) months prior to the scheduled delivery of Shipset [*****] to Boeing by Spirit, the Parties shall mutually agree to the price per Shipset for Shipset [*****] through all other Shipsets delivered through year end [*****]. The Shipset Price for Shipset [*****] through all other Shipsets delivered through year end [*****] will be set at a level to preserve or enhance, if market conditions allow, the anticipated economics of the 787 Program for both Spirit and Boeing. In no event shall the Shipset Price for Shipsets [*****] - year end [*****] exceed a [*****] percent ([*****]%) increase over the average Shipset Price for Shipsets delivered in the year prior to Shipset [*****].

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

4.2	Derivative Pricing
The pricing of any Derivatives shall be established in accordance with SBP Attachment 16, “Pricing Methodologies”. For the avoidance of doubt, capital equipment and facility sizing investment relating to Derivatives (787-9), as defined in document [*****] dated [*****], are included in the Shipset Price set forth in Attachment 1 “Work Statement and Pricing” as of the date of this SBP.

4.3	Spare Parts Pricing
Spare Parts will be categorized and priced as follows:

4.3.1	Pricing Methodology for In-Production Spare Parts
Boeing and Spirit will develop a [*****] Price for each Spare Part, in which the Price shall be the "indentured" prices of parts as specified in SBP Attachment 7 and the [*****]. The result shall be incorporated into the Spares Parts Price Catalog (SPPC) as described in SBP Section 3.5. The line item prices contained in such "indentured" priced parts list (“IPPL”) shall be adjusted by Spirit, and agreed to by Boeing, each time an adjustment of Prices for Products is made pursuant to SBP Section 7.0 “Change Provisions”, with the effect that the [*****]. Spirit shall update the SPPC to reflect then current pricing not later than [*****] days after completion of any amendment of this SBP as provided in SBP Section 7.0 and the Administrative Agreement. Payment for any Spare Part will be made in accordance with SBP Section 5.0 “Payment”. Separate Indentured Parts Price Lists shall be established for the 787-8 and any derivative configuration.
4.3.1.1    [*****] Prices for Spare Parts Not Listed In SPPC
Spare Parts not yet incorporated into the SPPC shall be priced based on the [*****]. Any Spare Part priced in this manner shall be discretely priced in the next revision of the SPPC. [*****] shall be documented in the SPPC and such [*****] shall be updated each time the SPPC is updated.
Standard parts shall not be discretely listed in the SPPC, however, [*****] pricing for families of standards shall be established and listed in the SPPC to facilitate ordering and payment of such standard parts in the event Boeing should require such standard parts.

4.3.2	Pricing Methodology for Out-of-Production Spare Parts
[*****] prices for Out-of-Production Spare Parts not listed in the SPPC shall be mutually agreed and negotiated in good faith by the Parties on a case-by-case basis prior to the cessation of production of the applicable Spare Parts.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

4.3.3	Pricing for Special Configuration Spare Parts
[*****] prices for Special Configuration Spare Parts will be developed by Spirit, subject to Boeing's approval (which shall not be unreasonably withheld). In-Production Spares Prices will be applied to In-Production components and Out-of-Production Spares Prices will be applied to Out-of-Production components. Prices for any component not priced at the time any Special Configuration Spare Part (in which such component will be installed) is ordered shall be priced as if it were an In-Production component if such component is then in production and shall be priced as if it were an Out-of-Production component if such component is not then in production.

4.3.4	Spares Pricing Factors
4.3.4.1    Factor for Full Leadtime In-Production Spares
The price for all In-Production Spares requirements (other than AOG, POA and Expedite In-Production Spares) shall be the [*****] for such Products listed in the SPPC in effect when such Spares are ordered multiplied by a factor of [*****].
4.3.4.2    Factor for AOG, POA and Expedite In-Production Spares
The price for all AOG, POA, and Expedite In-Production Spares requirements shall be the [*****] for such Products listed in the SPPC in effect when such Spares are ordered multiplied by a factor of [*****].
4.3.4.3    Factor for Spare POA Production Articles
The price for any spare POA Production Articles shall be the [*****] for such Production Articles listed on [*****] in effect when such spare POA Production Articles are ordered, multiplied by a factor of [*****].

4.4	Prices for Miscellaneous Work
[*****] prices for Miscellaneous Work will be developed in accordance with SBP Attachment 16.

4.5	Pricing of Boeing’s Supporting Requirements
Any Products required to assist Boeing’s supporting requirements that are in excess of those documented in Attachment 4 “Work Statement Documents”, and Miscellaneous Work, will be provided to Boeing for not more than [*****], and otherwise at a cost to be mutually agreed by the Parties on a case-by-case basis. For the avoidance of doubt such prices shall include the application of the spares pricing factor of [*****].

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

4.6	Pricing of Requirements for Modification or Retrofit

4.6.1	Boeing Responsibility or Regulatory Requirement
Any Products required by Boeing to support modification or retrofit programs, which results from a regulatory requirement or for which Boeing may be liable for the cost associated with such programs, shall be provided to Boeing not more than for [*****], and otherwise at [*****] to be mutually agreed by the Parties on a case-by-case basis. For the avoidance of doubt such prices shall include the application of the spares pricing factor of [*****].

4.6.2	Contract In-Service Modification or Retrofit Work Performed by Boeing
Any Products required by Boeing to support modification or retrofit programs, which Boeing performs under contract, shall be provided to Boeing for not more than [*****].

4.7	Pricing for Research and Development
The Price for Research and Development activities is set forth in SBP Attachment 1 "Work Statement and Pricing" and is subject to adjustment in accordance with SBP Attachment 23 "Derivatives and Mission Improvement Performance to Plan". Payment for Research and Development activities shall be in accordance with SBP Section 5.6 "Performance Based Payments for Research and Development".

4.8	Pricing for Other D&MI Nonrecurring Work
The Price for Other D&MI Nonrecurring Work is set forth in SBP Attachment 1 "Work Statement and Pricing" and is subject to adjustment in accordance with SBP Attachment 23 "Derivatives and Mission Improvement Performance to Plan". Payment for Other D&MI Nonrecurring Work shall be in accordance with SBP Section 5.8 "Performance Based Payments and Performance Based Advance Payments for Other D&MI Nonrecurring Work".

4.9	Incentive Payments for D&MI
In addition to the Price for Research and Development and Other D&MI Nonrecurring Work activities, an Incentive Payment incentive shall be made available as set forth in SBP Attachment 25 "Incentive Payment" for D&MI activities. The administration of the Incentive Payment plan is established by Boeing as set forth in Document [*****]. Payment of Incentive Payments for D&MI shall be in accordance with SBP Section 5.7 "Payment of Incentive Payment". Total Payments of Incentive Payments shall be documented in SBP Attachment 25 "Incentive Payment". Incentive Payments shall be categorized by

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing as either for i) Research and Development or ii) Other D&MI Nonrecurring. For the avoidance of doubt, Incentive Payments for Other D&MI Nonrecurring shall not be subject to the incremental payment provisions of SBP Section 5.8.

4.10	Risk Sharing
The Shipset Price shall be subject to a supplemental payment or credit as provided in Attachment 27 “Risk Sharing”. Any resulting payment shall be due upon amendment of the SBP in accordance with SBP Section 7.8.2 and as provided in SBP Section 5.0. For any resulting credit, Boeing shall be entitled to either (a) set off the amount of such credit against any amounts payable to Spirit hereunder or (b) invoice Spirit for the amount of such costs and expenses, and Spirit shall pay the invoiced amount within [*****] days after receipt of a correct (proper) invoice.

4.11	Incentive Payments for Quality
An Incentive Payment incentive shall be made available as set forth in SBP Attachment 29 "Incentive Payment for Quality". Payment of Incentive Payments for Quality shall be in accordance with SBP Section 5.7 "Payment of Incentive Payment". Total Payments of Incentive Payments for Quality shall be documented in SBP Attachment 1 "Work Statement and Pricing. Nothing in this SBP Section 4.11 shall modify or supersede the provisions and obligations of SBP Section 8.0, “Governing Quality Assurance Requirements”, or any other quality provision under this SBP or the GTA or any of Boeing’s remedies under this SBP or the GTA.

5.0	PAYMENT

5.1	Invoicing

5.1.1	Invoicing Requirements
Spirit shall submit separate invoices for payment for each Shipset and each invoice for payment shall be submitted in triplicate.

5.1.2	Invoicing Shipset Identification
Spirit shall indicate on each Shipset invoice the line number of each Shipset included therein.

5.1.3	Spares and Miscellaneous Work Invoicing
Spirit shall prepare and submit an invoice for each shipment of Spare Parts. Miscellaneous Work will be invoiced separately.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

5.1.4	Summary Invoices
Spirit shall supply a summary invoice for those shipments that contain multiple-invoiced items, each item in turn having its own invoice. The summary invoice shall be attached along with the paperwork for the shipment and provide total value for the invoices that accompany it as well as specify what invoices are covered.
An acceptable alternative is the use of a single invoice for multiple items, part numbers and purchase order numbers.
All specific questions and concerns on customs invoicing may be addressed to the Boeing Traffic Organization.

5.1.5	Mailing Instructions
All invoices shall be mailed to:
Boeing Commercial Airplanes
P.O. Box [*****]
Seattle, WA 98124-2207
Attention: Payment Services

5.2	Payment Due Date

5.2.1	Payment Due Date
Unless otherwise provided pursuant to a written agreement between the Parties, payment for all shipsets delivered before [*****] shall be [*****] or [*****] days after receipt of a correct (proper) invoice for such Product, whichever is last, and payment for all subsequent shipsets shall be (net) [*****] calendar days.
Except as otherwise provided pursuant to a written agreement between the Parties, payment due dates, including discount periods, shall be computed from (a) the actual date of delivery of the Product, (b) the date of receipt of a correct (proper) invoice for such Product or (c) the scheduled delivery date of such Product, whichever is last. Unless freight and other charges are itemized, any discount shall be taken on the full amount of the invoice. Boeing shall notify Spirit AeroSystems, Inc. in a timely manner if it receives an invoice it believes to be incorrect or improper. All payments are subject to adjustment for shortages, credits and rejections. When practical, Boeing shall consult with Spirit AeroSystems, Inc. regarding any adjustments.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

5.2.2	Reserved

5.3	Payment Method
All payments hereunder shall be made by electronic payment per Boeing Payment Services approved process.

5.4	Payment Errors
If an error in payment (over payment or under payment) is discovered by Boeing or Spirit, a written notification will be submitted to the other Party and resolution of the error will occur in a timely manner after discovery of such error.

5.5	Advance Payments
Notwithstanding the payment due dates for Shipsets specified elsewhere in this SBP, Boeing shall make total advance payments to Spirit for Shipsets in the amount of $[*****] (“Advance Payments”). The schedule for Boeing’s Advance Payments shall be as follows: $[*****] shall be due on [*****]; an additional $[*****] shall be due on each of [*****],[*****],[*****] and [*****]; an additional [*****] shall be due on each of [*****], [*****], [*****] and [*****], an additional [*****] shall be Due on [*****] an addition [*****] shall be due on [*****], an additional [*****] shall be due on [*****] and [*****] and an additional [*****] shall be due on [*****]. Excepting the [*****] payment, Spirit shall invoice Boeing [*****] days prior to these dates. These payments are made for the Work Statement set forth in Attachment 1 - “Work Statement and Pricing”. Notwithstanding anything to the contrary contained herein, in the GTA or in any other agreement between Boeing and Spirit, Boeing shall not be entitled to any offset or credit of the Advance Payments for any amounts owed by Spirit to Boeing under this SBP or otherwise.

The Advance Payments shall be applied against payments due by Boeing to Spirit for the first 1000 Shipsets such that the Shipset Price, as set forth in Attachment 1 - “Work Statement and Pricing,” for each of the first 1000 Shipsets shall be decreased as follows: $[*****] for shipsets [*****], $[*****] for Shipsets [*****], $[*****] for Shipsets [*****], $[*****] for shipsets [*****]. $[*****] for Shipsets [*****], and $700,000 for Shipsets 101 - 1000.

In the event that Boeing does not take delivery of 1000 Shipsets under the terms of this SBP prior to the termination of the Program or this SBP, the remaining balance of the Advance Payments shall be first applied against any outstanding payments then due by Boeing to Spirit in respect of the 787 program. Finally, any remaining balance shall be prorated at an equivalent rate of [*****] Shipsets per year, beginning in the month following delivery to Boeing of Spirit’s final production Shipset. Spirit shall make a payment to Boeing on December 15 of each year for the payments due on account of such year until any remaining balance of the Advance Payments has been fully recovered.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

5.6	Performance Based Payments for Research and Development
Spirit shall be entitled to a Performance Based Payment for Research and Development Nonrecurring Work upon the successful accomplishment of the event or performance criterion ("Performance Event") for which payment is specified, as provided in SBP Attachment 23 “Derivatives and Mission Improvement Performance to Plan”, Section IV.
Upon successful completion of such Performance Event and receipt of Spirit's correct (proper) invoice, payment shall be due (net) [*****] calendar days.

5.7	Payment of Incentive Payment
Upon the granting of an Incentive Payment by Boeing in accordance with SBP Attachment 25 “Incentive Payment” or SBP Attachment 29 “Incentive Payment for Quality” and receipt of Spirit's correct (proper) invoice, payment shall be due (net) [*****] calendar days.

5.8	Performance Based Payments and Performance Based Advance Payments for Other D&MI Nonrecurring Work
The Price for Other D&MI Nonrecurring Work shall be paid in [*****] increments. [*****] percent ([**]%) shall be paid upon the successful accomplishment of the event or performance criterion ("Performance Event") for which payment is specified, as provided in SBP Attachment 23 “Derivatives and Mission Improvement Performance to Plan”, Section IV. [*****] percent ([*****]%) shall be paid upon the delivery of Shipset [*****] by Spirit to Boeing (the “Remaining D&MI Balance”). An advance payment for the Remaining D&MI Balance shall be made in accordance with SBP Section 5.8.1” Advance Payments for the Remaining D&MI Balance". These values shall be recorded in Attachment 1.

5.8.1	Advance Payments for the Remaining D&MI Balance
Spirit shall be entitled to a Performance Based Advance Payment for the Remaining D&MI Balance upon the successful accomplishment of the event or performance criterion ("Performance Event") for which payment is specified, as provided in SBP Attachment 23 “Derivatives and Mission Improvement Performance to Plan”, Section IV.
Upon successful accomplishment of such event or performance criterion and receipt of Spirit's correct (proper) invoice, payment shall be due (net) [*****] calendar days.
The Advance Payment for the Remaining D&MI Balance shall be recovered by Boeing from Spirit upon the delivery by Spirit to Boeing of Shipset [*****]. Upon

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

receipt of Spirit’s invoice for i) Shipset [*****] and ii) the Remaining D&MI Balance, Boeing shall set off the amount of the Advance Payments against any amounts payable to Spirit hereunder.

5.8.2	Remaining Balance
In the event of Program termination or SBP cancellation, if Boeing has not taken delivery of [*****] Shipsets under the terms of this SBP, the remaining balance of advance payments related to the Remaining D&MI Balance shall be first applied against any outstanding payments due by Boeing to Spirit. The remaining balance of advance payments equals the total Performance Based Advance Payments made by Boeing reduced by the Advance Payment Recovery amounts as reflected in SBP Attachment 1 for each Shipset delivered by Spirit and accepted by Boeing. Finally, any remaining balance shall be prorated at an equivalent rate of [*****] Shipsets [*****] beginning the month following Spirit's final production Shipset delivery to Boeing, but in any event, beginning no sooner than [*****]. Spirit shall make a payment to Boeing [*****] until any remaining balance of such advance payment has been fully recovered.

6.0	CHANGES

6.1	Change Direction
At any time, Boeing may, by written direction to Spirit, pursuant to the Administrative Agreement, or in accordance with SBP Section 2.4.2 “Revision of Documents”, make changes within the general scope of this SBP in: (i) requirements for Product Definition, Drawings, designs, specifications, Datasets or any other Document; (ii) Boeing-Use Tooling and Common‑Use Tooling (including, without limitation, the quantities thereof), services or Spare Parts to be provided by Spirit under this SBP; (iii) the method of shipping or packing; (iv) the place of delivery, inspection or acceptance for all Products; (v) Program schedules, delivery rates and schedules for performance of services; (vi) Products, the Program Airplane and Derivative models and Customer variables; (vii) Boeing Furnished Material; (viii) the allocation of responsibility as between Spirit and Boeing for production of any component of any Product or the provision of any service; (ix) the allocation of responsibility among Spirit and Third Parties; (x) certification requirements; and (xi) description of services to be performed; provided, however, that (a) such changes are made for the purpose of supporting Program requirements as determined by Boeing in good faith and in accordance with SBP Section 3.1.1 "Obligation to Purchase and Sell" and (b) the provisions of this SBP Section 6.1 are subject to SBP Section 2.0 “Contract Formation” and other provisions of SBP Section 6.0.
If Spirit reasonably expects that any change made in accordance with the above shall significantly affect Spirit's cost or schedule performance of any work

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

hereunder, Spirit shall, without affecting its obligation to comply in accordance with SBP Section 2.4 “Supporting Documentation” and SBP Section 6.2 “Change Compliance” with any such change, so notify Boeing in writing within thirty (30) days of Spirit's receipt of such change in accordance with Section 3.1.1 “Correspondence" of the Administrative Agreement. The absence of Spirit’s notification shall not affect the rights or remedies of the Parties of this SBP.
If Spirit considers Boeing's conduct to be direction other than as provided above, Spirit shall notify Boeing's Procurement Representative in writing, prior to proceeding, as to the nature of such conduct and its effect (or its anticipated effect) upon Spirit's performance. Upon receipt of such notification, Boeing shall provide written direction to Spirit in accordance with this SBP Section 6.1.

6.2	Change Compliance
Spirit shall immediately comply with any written direction from Boeing issued in accordance with SBP Section 6.1 “Change Direction” and Section 6.0 of the Administrative Agreement upon receipt, irrespective of any failure by the Parties to agree that such change shall be subject to Price adjustment in accordance with SBP Section 7.0 Change Provisions” and SBP Section 4.3 “Spare Parts”.
If at any time Spirit has any concerns regarding its ability to implement any such change, the Parties shall consult in good faith regarding such concerns. Spirit shall be deemed to be in full compliance with this SBP so long as it immediately commences substantial efforts to implement each such change and thereafter proceeds diligently and in good faith to implement such change within a reasonable period of time specified by Boeing after consultations with Spirit and taking into account the efforts required by Spirit in connection with such implementation. Notwithstanding anything in the foregoing to the contrary, any change directed by Boeing that impacts Spirit’s ability to meet the delivery schedule will be subject to the mutual agreement of the Parties with respect to any necessary schedule changes. Spirit agrees to use its best commercially reasonable efforts to incorporate such change in accordance with the Boeing desired delivery schedule.

6.3	Change Pricing
If a change is made pursuant to this SBP Section 6.0, and such change meets the applicable criteria for Price adjustment set forth in SBP Section 7.0 “Change Provisions”, then a Price adjustment shall be made in accordance with the provisions set forth in SBP Section 7.0.

7.0	CHANGE PROVISIONS

7.1	General Change Provisions

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Except as the Parties may otherwise mutually agree, no adjustment will be made to the Price of any Product for any change orders as provided in SBP Section 6.0 issued through the period of performance of this SBP except as provided in this SBP Section 7.0.

7.2	Work Statement Changes Subject to Price Adjustment

7.2.1	Changes
Changes authorized by Boeing on or before [*****] that are first effective at Shipset [*****] or earlier, are hereby incorporated in to the SBP and are not subject to any price adjustment. Changes authorized by Boeing in accordance with SBP Section 6.1 subsequent to [*****], or first effective for Shipsets after Shipset [*****], are subject to Price adjustment in accordance with SBP Section 7.2.2 and 7.2.3.
Only those changes authorized in writing by Boeing as provided in the Administrative Agreement shall be subject to a Price adjustment pursuant to this SBP Section 7.0. In the event Boeing has formally delegated authority to Spirit to issue engineering design changes independently of Boeing, Spirit shall provide a monthly summary to Boeing’s Procurement Representative of such changes and their anticipated impact to Spirit costs. Provided these conditions are met, such changes shall be considered authorized in writing by Boeing.
When requested by Boeing, Spirit shall participate in and support the evaluation of any change prior to its authorization. This may include, but not be limited to, Spirit cost analysis in a manner that supports timely program decision making, and other processes to be jointly developed by Boeing and Spirit to maintain change visibility by means of tracking and approval processes.

7.2.2	Annual Price Adjustments
An annual adjustment to Shipset Prices for each Shipset (“Annual Shipset Price Adjustment”) shall be developed using the pricing methodology described in SBP Attachment 16 "Pricing Methodologies".

7.2.3	Substantial Engineering or Manufacturing Changes
If the Parties mutually determine that there is a substantial change to any Production Article in manufacturing procedures, or manufacturing technology, or process specifications, or material type that is not addressable by the methodology set forth in SBP Attachment 16, the Parties shall establish additional methodology as necessary.
In the event the Parties are unable to establish additional methodology in time to support a timely Price adjustment as set forth in SBP Section 7.2.2, Boeing will

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

adjust the then current Prices for such Production Article based on dollars per part card and dollars per pound, and the Prices set forth in SBP Attachment 1 "Work Statement and Pricing" shall be adjusted accordingly.

7.3	Changes Generated by Spirit Affecting Boeing or a Third Party
Spirit may propose changes that have an effect on Boeing or a Third Party. Any such proposal shall include Spirit's business case proposal for such change, including any compensation or payment Spirit may (but shall not be obligated to) offer to Boeing or any Third Party. Any such proposal shall be considered in good faith by Boeing. Boeing shall coordinate with any affected Third Party regarding any change proposed by Spirit and shall have the sole right, after consultation with Spirit, to approve or disapprove any such change. Spirit may not implement any such change without Boeing's prior written approval.

7.4	Schedule Acceleration/Deceleration
Boeing may revise the delivery schedule and/or firing order without additional cost or change to the Shipset Price stated in the applicable Order if Boeing provides Spirit with written notice of such revision; provided, however, that Spirit shall be entitled to payment for schedule accelerations made with less than [*****] [*****] notice for acceleration and less than [*****] notice for deceleration. In case of shorter notification for acceleration, the Shipset Price for those Shipsets inside the notification period (less than [*****] notification) shall be equitably adjusted as agreed by the Parties subject to schedule feasibility. In case of shorter notification for deceleration, the Shipset Price will be adjusted by [*****] for those Shipsets inside the notification period (less than [*****] notification). Attachment 15 “Schedule Change Examples” provides examples of the above. Except as provided in this SBP Section 7.4 and SBP Section 3.2.1 “Production Rates”, there shall be no other Price adjustment for schedule rate or firing order changes. The resulting payment amount shall be paid in accordance with SBP Section 5.0 “Payment”.
Notwithstanding the paragraph above, Spirit shall not be entitled to payment for an increase in the Shipset Price for any notification of deceleration made with less than [*****] notice for any Shipsets prior to Shipset [*****].
Spirit shall inform Boeing as Spirit deems appropriate of critical lead times and constraints in its production system and Boeing shall reasonably consider such information in making a determination to accelerate production rates.
Boeing agrees to provide Spirit with written notice of any deceleration as soon as reasonably possible. Reasons for decelerations shall include, but not be limited to, rate changes, possible strikes at Boeing or any of its suppliers or subcontractors on the Program or performance issues at Boeing or any of its suppliers or subcontractors on the Program.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

7.5	Total Cost Management

7.5.1	Total Cost Management
Boeing and Spirit shall engage in a process herein known as Total Cost Management ("TCM"). Boeing and Spirit shall each identify cost reduction opportunities and work together for implementation. Each Party shall fund and be responsible for those Nonrecurring costs associated with cost reduction activities that are consistent with their RAAs as generally defined by the scope of the SBP and as set forth in SBP Attachment 4 “Work Statement Documents”. Spirit shall provide certain data to Boeing sufficient to guide cost reduction activities, as specified in SBP Attachment 26. Executive reviews will be conducted from time to time to assess progress of cost reduction activities.
The Parties shall utilize the TCM program set forth in SBP Attachment 26, which sets forth the general methodology to be used by the Parties to identify and implement cost reduction opportunities.
7.5.2    Relationship to D&MI Nonrecurring Work
For the avoidance of doubt, nothing in this SBP Section 7.5, including Nonrecurring funding provisions specific to this SBP Section 7.5, shall modify the process for payments for Nonrecurring Work for D&MI activities set forth in Attachment 23 to the SBP.

7.6	Price Adjustments to Maintain Price and Performance Competitiveness
Shipset Prices shall be subject to adjustment in accordance with SBP Section 3.1.1, “Obligation to Purchase and Sell”.

7.7	Obsolescence
Each Party will absorb [*****]% of its obsolescence costs. Obsolescence due to changes originated by either Party that increase the cost or delay the schedule of the other Party shall be subject to an equitable price and schedule adjustment.

7.8	Price Adjustments and SBP Amendment

7.8.1	Price Adjustment
The then current Shipset Price shall be adjusted to reflect those changes that are subject to a Price adjustment as set forth in SBP Section 7.2. Research and Development Prices shall be adjusted to reflect those changes that are subject to a Price adjustment as set forth in SBP Section 4.7 and Other D&MI Nonrecurring Work Prices shall be adjusted to reflect those changes that are subject to a Price adjustment as set forth in SBP Section 4.9.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

7.8.2	SBP Amendment
Each adjustment to Shipset Prices, Research and Development Prices and Other D&MI Nonrecurring Work Prices shall be set forth in an amendment to this SBP. Unless the Parties shall agree otherwise, this SBP shall be amended to reflect adjustments to such Prices hereunder twice each calendar year while any work is being performed under the provisions of Attachment 23, or otherwise once each calendar year. The amount of each Price adjustment shall be documented in SBP Attachment 3, “Price Status and Summary Tables.”
7.9    [Reserved]
7.10    [Reserved]

8.0	GOVERNING QUALITY ASSURANCE REQUIREMENTS

8.1	Quality Assurance Requirements
In addition to those general quality assurance requirements set forth below, the work performed under this SBP shall be in accordance with the requirements set forth in SBP Attachment 10 “Quality Assurance Requirements.”

8.2	Spirit’s Disclosure and Acceptance

8.2.1	Spirit’s Disclosure
Spirit shall immediately notify Boeing in writing when it discovers or suspects discrepancies in Spirit’s processes or Products that Spirit has delivered, is delivering, or will deliver under any Order.

8.2.2	Spirit’s Acceptance
Spirit shall provide with all shipments the following evidence of acceptance by its quality assurance department: (a) certified physical and metallurgical or mechanical test reports where required by controlling specifications; or (b) a signed, dated statement on the packing sheet certifying that its quality assurance department has inspected the Products and they adhere to all applicable drawings and/or specifications.

8.3	Boeing’s Inspection and Rejection
Spirit shall achieve and maintain minimum Boeing requirements for delegation in order that Spirit may source inspect, and accept, Products on Boeing’s behalf. If Spirit fails to achieve and maintain delegation status, Products shall be source inspected by Boeing, or Boeing’s designee, at Spirit’s facilities at Spirit’s expense.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Nothing in this SBP Section 8.3 shall be construed as limiting Boeing’s post acceptance remedies, including the ability to revoke acceptance. No inspection, test delay or failure to inspect or test or failure to discover any defect or other nonconformance shall relieve Spirit of any obligations under any Order or impair any right or remedy of Boeing.
If Spirit delivers non-conforming Products, Boeing may at its option and at Spirit’s expense (except that no cost or expense incurred by Boeing that was directly caused by non-conforming Products supplied by Boeing to Spirit may be recovered from Spirit) (i) return the Products for credit or refund; (ii) require Spirit to promptly correct or replace the Products; (iii) correct the Products; or, (iv) obtain replacement Products per SBP Section 3.1.2 “Support of Delivery Schedule”. These remedies are in addition to any remedies Boeing may have at law or equity. If Spirit so requests and acts promptly, Spirit shall have the right to inspect and test any rejected Product at Boeing’s plant prior to its correction by Boeing or return to Spirit provided it does not cause any delay or cost to Boeing.
Spirit shall not redeliver corrected or rejected goods without disclosing the former rejection or requirement for correction. Spirit shall disclose any corrective action taken. Repair, replacement and other correction and redelivery shall be completed within the original delivery schedule or such later time as the Procurement Representative of Boeing may reasonably direct.
In the event the Parties determine at any time that any Product was improperly rejected, Boeing shall promptly accept such Product and shall be responsible for all repair or rework and associated costs Boeing has incurred with respect to such improper rejection.
Acceptance of any Product by Boeing following any repair or rework pursuant to this SBP Section 8.3 shall not alter or affect the obligations of Spirit or the rights of Boeing under this SBP.

8.4	Rights of Boeing’s Customers and Regulators to Perform Inspections, Surveillance, and Testing
Boeing’s rights to perform inspections, surveillance and tests and to review procedures, practices, processes and related documents related to quality assurance, quality control, flight safety, and configuration control shall extend to the Customers of Boeing that are departments, agencies or instrumentalities of the United States Government and to the FAA and any successor agency or instrumentality of the United States Government. Boeing may also, at Boeing’s option, by prior written notice from Boeing’s Procurement Representative to Spirit’s Contract Administrator, extend such rights to other Customers of Boeing and to agencies or instrumentalities of other governments equivalent in purpose to the FAA. Spirit shall cooperate with any such United States Government or Boeing directed inspection, surveillance, test or review without additional charge

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

to Boeing. Nothing in any Order shall be interpreted to limit United States Government access to Spirit’s facilities pursuant to law or regulation.
Where Spirit is located in or subcontracts with a supplier or subcontractor located in a country which does not have a bilateral airworthiness agreement with the United States, Spirit will obtain and maintain on file and require its affected supplier(s) or subcontractor(s) to obtain and maintain on file, subject to review by Boeing, a letter from the applicable government where the Product or subcontracted element is to be manufactured stating that Boeing and the FAA will be granted access to perform inspections, surveillance and tests and to review procedures, practices, processes and related documents related to quality assurance, quality control, flight safety, and configuration control.

8.5	Retention of Quality Records
Spirit shall maintain, on file at Spirit’s facility, quality records traceable to the conformance of Products delivered to Boeing. Spirit shall make such records available to regulatory authorities and Boeing’s authorized representatives. Spirit shall retain such records for a period of not less than seven (7) years from the date of shipment under each applicable Order for all Products unless otherwise specified on the Order. Spirit shall maintain all records related to the current first article inspection (“FAI”) for seven (7) years past final delivery of the last Product covered by the FAI.
At the expiration of such period, Boeing reserves the right to request delivery of a copy of such records. In the event Boeing chooses to exercise this right, Spirit shall promptly deliver such copy to Boeing at no additional cost on media agreed to by both Parties.

8.6	Inspection
Without additional charge, Products may be subject to inspection, surveillance and test at reasonable times and places, including Spirit’s subcontractors’ or suppliers’ locations. Boeing will perform inspections, surveillance and tests so as not to unduly delay Spirit’s performance of its tasks hereunder.
If Boeing performs an inspection or test on the premises of Spirit or its subcontractors or suppliers, Spirit shall furnish and require its subcontractors or suppliers to furnish, without additional charge, reasonable facilities and assistance for the safe and convenient performance of these duties.
Spirit’s documentation accompanying the shipment must reflect evidence of this inspection.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

9.0	STATUS REPORTS/REVIEWS

9.1	Notification of Shipment
Spirit shall notify the Boeing personnel identified in the Administrative Agreement by email, telephone, facsimile or other electronic means when any shipment has been made. Such notification will include (i) a list of the items and quantities of items shipped, (ii) the Shipset number with respect to any item shipped, (iii) the number and weight of containers shipped, (iv) the shipper or packing sheet number with respect to such shipment, and (v) the date of such shipment. Spirit shall airmail or facsimile copies of shipping manifests for Common-Use Tooling to Boeing. Such manifests shall identify Common-Use Tooling codes and part numbers, unit numbers of Common-Use Tooling and the airplane effectivity of the Production Article contained in such Common-Use Tooling.

9.2	General Reports / Reviews
When requested by Boeing, Spirit shall update and submit, as a minimum, monthly status reports or data reasonably requested by Boeing using a method mutually agreed upon by Boeing and Spirit. Boeing has the right to request more frequent reporting on Spirit to achieve Program objectives, and any such request shall be considered in good faith by Spirit. A general listing of data submittals is provided in SBP Attachment 8 “Spirit Data Submittals,” which is not intended to be comprehensive.
When requested by Boeing, Spirit shall provide to Boeing a Product Definition and manufacturing milestone chart identifying the major engineering, purchasing, planning, tooling and manufacturing operations for the applicable Product(s).
Program reviews will be held at Spirit’s facility or Boeing’s facilities as reasonably requested by Boeing or Spirit. The topics of these reviews may include:

A.	Product Definition maturity, schedule and performance updates;

B.	Delivery schedule updates, written recovery schedules, schedule impact issues and corrective action;

C.	Technical/manufacturing progress since the previous report period, including significant accomplishments, breakthroughs, problems and solutions;

D.	Spirit’s current and future capacity assessments, including Identification of changes to key manpower or staffing levels;

E.	Identification of the critical events/activities and a discussion of potential risk factors;

F.	Progress on open action items, including closure dates;

G.	Boeing supplied components, purchased components and raw material status;

H.	Identification of quality issues and resolutions;

I.	Manufacturing and quality inspection progress of first article Products;

787 SBP between Boeing and Spirit
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J.	Status on Tooling design and fabrication, as applicable, until completion;

K.	Inventory status of castings and forgings procured by Spirit (if applicable);

L.	Boeing’s requirements, changes, forecasts and other issues pertinent to Spirit’s performance under this SBP; and

M.	Sales and marketing status.
Reviews will allow formal presentations by both Parties and discussion of status reports.
Formal management reviews shall be held periodically by Boeing and Spirit at such times and locations as shall be mutually agreed.

9.3	Problem Reports
In the event of any anticipated or actual delay, including but not limited to delays attributed to labor disputes, that could impact Spirit’s ability to deliver Product Definition or Products on time and otherwise in conformance with the terms of any Order, Spirit shall provide a detailed report, notifying Boeing of problems/issues. The report shall contain a detailed description of the problem, impact on the Program or affected tasks, and corrective/remedial action, with a recovery schedule. Spirit also shall require each of its subcontractors supporting the Order to provide such notification to Spirit concerning any such problems/issues of any subcontracted good or service to Spirit. Submittal of a report in no way relieves Spirit of any obligations under the Order nor does it constitute a waiver of any rights and remedies Boeing may have with respect to any default.
Problem reports shall be promptly submitted to the Boeing Procurement Representative upon a problem becoming known to Spirit.

9.4	Notice of Delay - Premium Effort
Where Spirit has notified Boeing of any anticipated or actual delay pursuant to SBP Section 3.4.2.1 “General Delivery Provisions”, Boeing may, at its sole discretion, after consultation with Spirit, (except in the case of any Excusable Delay in which event the provisions of GTA Section 10.0 “Delays” shall apply as applicable), direct Spirit to use additional effort, including premium effort, and shall ship via air or other expedited routing in order to avoid or minimize delay to the maximum extent possible.

9.5	Utilization of Small Business Concerns
Spirit agrees to actively seek out and provide the maximum practicable opportunities for small businesses, small disadvantaged businesses, women-owned small businesses, minority business enterprises, historically black colleges and universities and minority institutions, historically underutilized business zone small business concerns and U.S. veteran and service-disabled

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

veteran owned small business concerns to participate in the subcontracts Spirit awards to the fullest extent consistent with the efficient performance of this contract.

9.6	Diversity Reporting Format
Spirit shall report to Boeing on a quarterly basis, starting from the date of this SBP award, all payments to small businesses, small disadvantaged business/minority business enterprises, women-owned small business and historically black colleges and universities and minority institutions in dollars and as a percentage of the contract price paid to Spirit to date, proving the information shown on the Second Tier Report located in SBP Attachment 11 “Second Tier Report”.

10.0	BOEING ASSISTANCE AND INTERFACE COORDINATION

10.1	Boeing Technical / Manufacturing Assistance Regarding Spirit’s Nonperformance
If Boeing determines Spirit’s and/or Spirit’s subcontractors nonperformance requires Boeing technical or manufacturing assistance in order to resolve such nonperformance, Boeing shall determine, subsequent to consultation with Spirit, the extent of such Boeing assistance. Boeing and Spirit shall reach mutual agreement on the amount of compensation Spirit shall provide to Boeing. Spirit shall only be obligated to pay for such assistance as the Parties agree. Such reimbursement may be offset against any pending Spirit invoice relating to any Boeing commercial model or program with the exclusion of the Advance Payments to be made the [*****], in totality of [*****], as noted in this SBP, Section 5.5, Advance Payments, which are not subject to offset. The Parties also acknowledge and agree that Boeing shall not be entitled to set off any such obligation, sum or amount against any Advance Payments or invoices for payments pursuant to Section 5.2.1, in the totality of $277 million, of the Special Business Provisions between Boeing and Spirit (MS-65530-0016). The reference to SBP MS-65530-0016 is for reference purposes only and does not incorporate the terms and conditions of such SBP. Boeing’s rights under this clause are in addition to those available to Boeing for Spirit’s nonperformance issues, including those where a demand for an Assurance of Performance may be made under GTA Section 13.0 “Assurance of Performance”.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

10.2	[Reserved]

10.3	Interface Coordination
When an interface problem involving any Product becomes known by Spirit, Spirit shall notify Boeing of the nature of the problem and shall provide all reasonably required information.
Upon receipt of such notice and information, Boeing with the appropriate cooperation from Spirit shall promptly conduct an analysis of the interface problem to determine the cause and any corrective action required. At the conclusion of such analysis, Boeing shall promptly advise Spirit, in writing, identifying the cause and stating any action required to correct the interface problem.
If any Products of Spirit’s design or manufacture are involved, Spirit shall promptly (i) repair or replace any affected Products, (ii) cooperate in the correction or resolution of the problem and (iii) make such changes in such Products as are required to either correct, or to assist in correcting, the problem. The Parties shall cooperate in allocating any cost impacts appropriately to the responsible Party or Parties.

11.0	REPAIR AUTHORIZATION

11.1	Boeing-Performed Work
In the event that any Product is rejected by Boeing pursuant to SBP Section 8.3 “Boeing’s Inspection and Rejection”, Spirit hereby grants to Boeing the right, without prior authorization from Spirit, to repair or rework such Product, or to have such Product repaired or reworked by a third party. Such repair or rework by Boeing or such third party shall be deemed not to be inconsistent with Spirit’s ownership of such Product. Boeing shall notify Spirit before, if practicable, and otherwise as soon as practicable after the commencement of any repair or rework.
Costs and expenses of Boeing relating to such repair or rework, as determined in accordance with SBP Attachment 16 “Pricing Methodologies”, shall be paid by Spirit. These provisions shall also apply to incomplete work shipped to Boeing for completion (traveled work), except to the extent such incomplete work was due to any delay caused by Boeing.

11.2	Reimbursement for Repairs
Pursuant to this SBP Section 11.2, for those costs and expenses for the completion, repair or rework of Products incurred by Boeing after [*****], and not reimbursed as set forth in paragraph 2 of this SBP Section 11.2, Boeing will

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

either: (1) advise Spirit quarterly, within [*****] days after the end of each calendar quarter, of the total costs and expenses incurred for repair of Products by Line Unit for those Aircraft delivered by Boeing to its Customers in the prior calendar quarter; or (2)  upon implementation by Boeing of automated systems, which shall be coordinated with Spirit prior to implementation, notify Spirit of costs and expenses incurred for each individual repair. Spirit shall notify Boeing within [*****] days after receipt of such advice of any errors detected by Spirit in, or any other disagreements by Spirit with, Boeing’s estimate of costs and expenses. Boeing and Spirit shall promptly resolve such errors in a fair and equitable manner. Furthermore, Boeing agrees to provide any supplemental information related to the statement of work for the repair of Products as reasonably requested by Spirit and Spirit shall have the right to verify such information at Boeing’s facilities. Spirit’s failure to so notify Boeing shall be deemed to be an acceptance of Boeing’s determination of such costs and expenses. Boeing shall be entitled to either (a) set off the amount of such costs and expenses against any amounts payable to Spirit hereunder or (b) invoice Spirit for the amount of such costs and expenses, and Spirit shall pay the invoiced amount within [*****] days after receipt of a correct (proper) invoice.
For those costs and expenses for the completion, repair or rework of Products incurred by Boeing prior to [*****], and for work planned in Boeing’s manufacturing systems prior to [********], the total reimbursement of all Boeing costs and expenses prior to [*****] is [*****] dollars ($[*****]). The full recovery of such Boeing costs and expenses shall be a set off of [*****] dollars ($[*****]) per Shipset for Shipsets [*****]. This recovery schedule is included in SBP Attachment 1. This recovery schedule is exclusive to those costs and expenses for the completion, repair or rework of Products incurred by Boeing prior to [*****], and for work planned in Boeing’s manufacturing systems prior to [*****].

12.0	OTHER REQUIREMENTS

12.1	Packing and Shipping

12.1.1	General
Spirit shall pack the Products to prevent damage and deterioration taking into account method of shipment, location of shipment and destination of receipt, as well as time associated with shipment. Spirit shall comply with carrier tariffs. Unless the Order specifies otherwise, the price for Products sold place of destination shall include shipping charges. Unless otherwise specified in the Order, Products sold place of origin or shipment shall be forwarded collect. For Products shipped domestically, Spirit shall make no declaration concerning the value of the Products shipped, except on the Products where the tariff rating is dependent upon released or declared value. In such event, Spirit shall release or declare such value at the maximum value within the lowest rating. Boeing may charge Spirit for damage to or deterioration of any Products resulting from

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

improper packing or packaging. Spirit shall comply with any special instructions stated in the applicable Order. Upon Boeing’s request, Spirit will identify packaging charges showing material and labor costs for container fabrication.

12.1.2	Product Packaging
Except as expressly provided otherwise herein, all Products shall be prepared (cleaned, preserved, etc.) and packed for shipment in a manner in accordance with Boeing Document D37520-1, -1A, & -1B, “Supplier’s Part Protection Guide,” to (i) comply with carrier regulations and (ii) prevent damage or deterioration during handling, shipment and outdoor storage at destination for up to ninety (90) days. Packaging design shall be suitable for, and consistent with, the requirements and limitations of the transportation mode specified by Boeing. Boeing specifically reserves the right, at Boeing’s discretion, to direct air shipment from the delivery point specified in SBP Section 3.4.2.2 “Delivery Point” and Spirit shall maintain a capability (where reasonably practicable) for meeting this requirement. Spirit shall submit two (2) copies of its proposed preparation procedure and packaging design to Boeing for approval prior to the first Product delivery, and shall prepare and package each Product in accordance with the procedure and design approved by Boeing (which approval shall not be unreasonably withheld). Notwithstanding any Boeing approval of Spirit’s packaging design, Spirit shall be solely liable for the manufacture of such packaging. Any package (or unitized group of packages) weighing in excess of forty (40) pounds or otherwise not suited to manual handling shall be provided with skids to permit use of mechanical handling equipment.

12.1.3	Packaging - Spares
The Spare Part Prices shown in the SPPC include all packaging costs. Spirit shall package Spares in accordance with the applicable requirements set forth in the Order. In the case of Products to be shipped directly to Customers, A.T.A. Specification 300 “Specification for Packaging of Airline Supplies” shall apply unless otherwise directed by Boeing. Upon Boeing’s request, Spirit will provide discrete packaging costs.

12.1.4	Shipping Documentation
Shipments by Spirit or its subcontractors or suppliers must include packing sheets. Each packing sheet must include at a minimum the following: a) Spirit’s name, address, phone number; and supplier code number; b) Order and item number; c) ship date for the Products; d) total quantity shipped and quantity in each container, if applicable; e) legible packing slip number; f) nomenclature; g) unit of measure; h) ”ship to” information if other than Boeing; i) warranty data and certification, as applicable; j) rejection tag, if applicable; k) Spirit’s certification that Products comply with Order requirements; and, l) identification of optional material used, if applicable. A shipment containing hazardous and non-

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

hazardous materials must have separate packing sheets for the hazardous and non-hazardous materials. Items shipped on the same day will be consolidated on one bill of lading or airbill, unless Boeing’s Procurement Representative authorizes otherwise. The shipping documents will describe the material according to the applicable classification or tariff rating. The total number of shipping containers will be referenced on all shipping documents. Originals of all government bills of lading will be surrendered to the origin carrier at the time of shipment. In addition, Shipments shall contain any test reports required by the specifications applicable to the Products being shipped.
For Non-United States shipments, prior to exportation of any Product, one (1) copy of the required customs invoice shall be enclosed in a waterproof envelope or wrapper, clearly marked “Customs Invoice,” securely attached to the outside of the No. 1 shipping container of each shipment. Where appropriate, Spirit will provide the necessary information for clearance through customs. Customs invoice requirements are set forth in SBP Attachment 17 “Commercial Invoice Requirements (Customs Invoice) For Import into the United States.”
Additional copies of packing sheets, test reports shall be furnished to Boeing in accordance with Boeing’s written instructions.

12.1.5	Insurance
Spirit will not insure any shipment designated origin or place of shipment unless authorized by Boeing.

12.1.6	Shipping Container Labels
Spirit will label each shipping container with the Order number and the number that each container represents of the total number being shipped (e.g., Box 1 of 2, Box 2 of 2).

12.1.7	Carrier Selection
Boeing will select the carrier and mode of transportation for all shipments where freight costs will be charged to Boeing.

12.1.8	Invoices
Spirit will include copies of documentation supporting prepaid freight charges (e.g., carrier invoices or shipping log/manifest), if any, with its invoices.

12.1.9	Noncompliance
If Spirit is unable to comply with the shipping instructions in an Order, Spirit will contact Boeing’s Traffic Management Department or Boeing’s Procurement Representative.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

12.1.10	Barcode Marking and Shipping
For Orders from Boeing locations that have approved Spirit to utilize barcode labeling for shipping and packaging, Spirit shall mark and package such shipments in accordance with the applicable barcode requirements for that location. Where approved and pursuant to applicable specifications, Spirit will utilize barcoding technology for part marking Products.
Product packaging shall be in accordance with Boeing Document D6-81628, “Shipping Label, Barcoded Preparation and Placement”, which is incorporated herein by reference.

12.1.11	Consolidated Shipments and Markings
All shipments of Products (excluding POA, AOG and other Spare Parts), which are forwarded on one day via one routing, shall be consolidated in accordance with Boeing’s instructions. POA, AOG and other Spare Parts shall be packaged separately. Each container shall be consecutively numbered and marked with the relevant Order number and the part number of each enclosed Product. Container and Order numbers shall be indicated on the appropriate bill of lading. Each unit container (individual part box or other innermost package), each intermediate container and each shipping container (shipping box, crate or other outermost package) in each shipment shall be marked in English in accordance with Boeing’s written instructions. For shipments originating outside the United States, Spirit shall identify any Boeing-supplied items and any items purchased from the United States on the packing sheets enclosed in, or attached to, any container.

12.1.12	Transportation Devices
All fixtures necessary for the handling, transportation and loading of Products, including rotable tools, are referred to herein as “Transportation Devices.” Each Party shall be responsible for the cost of all common-use Transportation Devices necessary for the handling, transportation and loading of Products while such fixtures are under the control of such Party in proportion to its use of such Transportation Devices. Boeing and Spirit shall collaborate in the planning, design, manufacture or procurement and test of any such common-use Transportation Devices. For the avoidance of doubt, Transportation Devices required solely for transportation in, or solely for transportation to or from and use in, the LCF shall be Boeing’s responsibility, and all other Transportation Devices (other than common-use Transportation Devices, for which the Parties will share responsibility as provided above) shall be Spirit’s responsibility.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

12.1.13	Disposable Shipping Fixtures
Spirit shall design, manufacture or procure, and test disposable shipping fixtures, as reasonably requested by Boeing, to support Orders. The requirements for such items will be defined and identified by Boeing. The design of any disposable shipping fixture shall be approved by Boeing and conform to the standards and requirements of the applicable Documents referred to in SBP Section 2.4 “Supporting Documentation”.

12.1.14	Price Inclusive
Unless otherwise specified in this SBP (including the Attachments hereto and any documents incorporated by reference herein), the Prices for Products stated in this SBP include the cost with respect to such Products of preparation, packaging, crating, shipping fixtures and containers, container marking, furnishing of packing sheets and test reports and delivery, in accordance with this SBP, in each case (where applicable) to their designated delivery points or as otherwise required by this SBP, the GTA or any Order.

12.2	Cycle Time Requirements
Boeing and Spirit acknowledge that Boeing is committed to reduce Cycle Time. Spirit agrees to support Boeing in its commitment and to take all commercially reasonable actions to support Cycle Time requirements as specified by Boeing to support the Program Airplane and any Derivative. Upon Boeing’s request Spirit shall submit to Boeing a written plan describing how Spirit will comply with the Cycle Time schedules, as specified by Boeing.

12.3	Compatibility with Engineering, Business and Production Systems
Subject to the following paragraph, Spirit shall implement and maintain systems as required to ensure: (i) compatibility with Boeing systems; and (ii) Spirit’s performance under this SBP, including, but not limited to, business, manufacturing and engineering systems as defined in the RAA document and Commonality Matrix set forth in SBP Attachment 4 “Work Statement Documents”.
Boeing shall make all applicable Boeing-directed application systems provided for in the Commonality Matrix as defined in SBP Attachment 4 available to Spirit in a manner that will not have an adverse effect on Spirit’s timely delivery of Products or Spirit’s business case. In the event of an adverse effect, Boeing and Spirit will work together to mitigate the cost and schedule impact.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

12.4	Electronic Access, Communications and Data Exchange Via Telecommunications
Any electronic communications and data exchange via telecommunications between the Parties shall be pursuant to an electronic access agreement between the Parties; provided, that any amendments to any Order, change authorizations and any other matter requiring written authorization shall be communicated in writing and not solely by electronic communication.
Any electronic access to Boeing by Spirit or to Spirit by Boeing shall be pursuant to an electronic access agreement or other agreements as the Parties shall determine.

12.5	Program Manager
Spirit will assign a full-time program manager whose exclusive responsibility will be to oversee and manage Spirit’s performance hereunder. The assignment of such program manager will be subject to Spirit’s prior notification to Boeing.

12.6	Source Selection
During the term of this SBP, Spirit agrees to work with Boeing to identify and implement opportunities to introduce into its sub-contract base substantial changes in manufacturing procedures, manufacturing technology, process specifications, and alternate sourcing to lower cost subcontractors. Spirit and Boeing shall periodically review the implementation of these opportunities and evaluate the sharing of cost savings in accordance with SBP Section 7.5 “Total Cost Management”. Notwithstanding the foregoing, Spirit shall retain the right to select all subcontractors in its sole discretion, except as otherwise provided in the following paragraph.
In addition to the provisions of GTA Section 20.2 “Subcontracting”, Boeing may at any time during the performance of this SBP review Spirit’s make-or-buy plan and source selection for Products and Tooling considered critical by Boeing because of process requirements or manufacturing complexity; provided, that any subcontract by Spirit for the procurement of goods or services in excess of $[*****] U.S. Dollars from any source shall be subject to Boeing’s prior written approval. Boeing’s approval shall not be unreasonably withheld or delayed. Spirit shall in a timely manner submit to Boeing its proposed make-or-buy plan and proposed source selection before awarding any subcontract or purchase order with respect to any Products or Tooling. Boeing shall have the right to determine whether the proposed subcontractors are technically qualified to manufacture Products and Tooling in accordance with Boeing processes; provided, however, that Spirit may accompany Boeing when Boeing is investigating the qualifications of proposed subcontractors, and Boeing shall give Spirit reasonable notice of any such investigation. Any action taken by Boeing in

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

connection with the approval, disapproval or qualification of subcontractors shall not be construed as relieving Spirit of any of its obligations under this SBP.

12.7	International Cooperation

12.7.1	Market Access and Sales Support
With respect to work covered by this SBP, and if requested by Boeing, Spirit will make commercially reasonable efforts to procure from subcontractors, in countries where Boeing sells products, goods and services having a value up to [*****] percent ([*****]%) of Spirit’s Work Package. Spirit may satisfy its obligations hereunder by any appropriate manner. Boeing will attempt to minimize such obligations hereunder and under SBP Section 12.7.2 “Offset Assistance” to the extent practicable and will consider in good faith Spirit’s capabilities and desires. Boeing and Spirit acknowledge that Spirit shall not be required to satisfy its obligations hereunder (or under SBP Section 12.7.2 below) if and to the extent that doing so would violate any governmental statute or regulation. Issues of potential conflict with governmental policy arising hereunder or under SBP Section 12.7.2 below will be discussed and resolved in good faith by Boeing and Spirit after taking into account any interpretation of governmental policy made in good faith and with a reasonable basis. If Spirit is requested by Boeing to subcontract any part of its Work Package and Spirit anticipates a cost increase as a result of such request, Spirit shall promptly notify Boeing in writing. Boeing shall respond within [*****] on whether Spirit is to proceed. In such cases should Boeing direct Spirit to proceed, an equitable adjustment shall be mutually agreed to by the Parties. Spirit shall provide to Boeing with an updated copy of SBP Attachment 12 “Non-U.S. Procurement Report Form” for the six-month periods ending June 30 and December 31 of each year or as otherwise agreed by the Parties.

12.7.2	Offset Assistance
Spirit shall use its commercially reasonable efforts to cooperate with Boeing in the fulfillment of any non-United States offset program obligation that Boeing may have accepted as a condition of the sale of a Boeing product. Spirit’s obligations hereunder and under SBP Section 12.7.1 “Market Access and Sales Support” above shall not exceed, in the aggregate, [*****] percent ([*****]%) in value of Spirit’s Work Package. In the event that Spirit is either requested by Boeing, or on its own solicits bids and/or proposals for, or procures or offers to procure any goods or services relating to, the work covered by this SBP from any source outside of the United States, Boeing shall be entitled, to the exclusion of all others, to all industrial benefits, countertrade, and other “offset” credits which may result from such solicitations, procurements or offers to procure. Spirit shall take any actions that may be reasonably requested by Boeing and required on its part to assist Boeing in receiving such credits. If Spirit is requested by Boeing to subcontract any part of its Product(s) to a country in which Boeing has an offset

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

obligation and Spirit anticipates a cost increase as a result of such request, Spirit shall promptly notify Boeing in writing. Boeing shall respond within [*****] days on whether Spirit is to proceed. In such cases should Boeing direct Spirit to proceed, an equitable adjustment shall be mutually agreed to by the Parties. The execution of any offset shall be subject to all governmental requirements. Spirit shall document on SBP Attachment 12 “Non-U.S. Procurement Report Form” all offers to contract and executed contracts with such subcontractors including the dollars contracted. Spirit shall provide to Boeing with an updated copy of SBP Attachment 12 for the six-month periods ending June 30 and December 31 of each year. The reports shall be submitted on the next 1st of August and the 1st of February respectively or as otherwise agreed by the Parties.

12.8	Supply Chain Integration

12.8.1	Boeing Furnished Material; Bonded Stores Requirements
Material, including but not limited to raw material, standards, detail components, systems components and major assemblies, furnished to Spirit by Boeing (“Boeing Furnished Material”) shall be administered in accordance with and subject to the provisions of SBP Attachment 20 “Bonded Stores Requirements”.
Spirit and Boeing shall cooperate in the development of processes for the efficient management of Boeing Furnished Material. Spirit shall provide notice to Boeing and to the sources of Boeing Furnished Material of the required on-dock dates for all such material. Boeing and Spirit shall work together to establish reasonable lead times to permit Spirit to provide such sources with sufficient time to provide the material. Spirit shall notify Boeing, as necessary, in the event of schedule conflicts between Spirit and Boeing sources of Boeing Furnished Material. All Boeing Furnished Material shall be provided to Spirit FOB [Spirit designated facility]

12.8.2	Procurement from Boeing or Its Service Providers
Boeing may at any time identify products or services, to be incorporated into the Products that Spirit may procure from Boeing (or its designated service providers who will act on behalf of Boeing).

12.8.3	Third Party Pricing
Boeing may at any time identify products or services, to be incorporated into the Products, for which Boeing has established a contract that allows Spirit to purchase directly from Boeing’s subcontractor under the terms of Boeing’s subcontract (“Third Party Price Contract”). Pricing for products under a Third Party Price Contract is only available for Products to be delivered under this SBP. Notwithstanding the foregoing, Spirit is free to negotiate and enter into contracts with any such subcontractor or any other Person.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

12.8.4	Agency
From time to time, Boeing may require Spirit to act as Boeing’s agent with respect to certain contracts Boeing has with other suppliers. Details of this agency agreement shall be defined and documented as necessary and mutually agreed.
If required by the agency agreement, Boeing shall reimburse Spirit for the Boeing subcontracted price of such products. Boeing shall make no additional payment to Spirit for acting as Boeing’s agent.

12.8.5	Acceptance of Assignment, Novation, or Agency for Products within Spirit’s Work Statement
Boeing may at any time identify raw materials and finished parts, used in the manufacture of the Products, for which Boeing has subcontracted with other suppliers. Boeing may at any time request Spirit’s consent to assign or novate to Spirit all or part of Boeing’s subcontracts with such suppliers or designate Spirit as Boeing’s agent. Spirit may, in its sole discretion, accept any such assignment, novation or agency when requested by Boeing on such terms as the Parties may agree.

12.9	Responsibility for Property
While in Spirit’s or its subcontractors’ or suppliers’ possession, custody or control, Spirit shall clearly mark, maintain an inventory of, and keep segregated or identifiable, all of Boeing's tangible property and all tangible property in which Boeing has acquired an interest. Spirit assumes all risk of loss, destruction or damage of such property while in Spirit’s or its subcontractors’ or suppliers’ possession, custody or control. Spirit shall not use such property other than in performance of this SBP or any Order without prior written consent from Boeing. As directed by Boeing, upon completion, termination or cancellation of this SBP or any Order, Spirit shall deliver, as and to the extent provided elsewhere in this SBP and the GTA, as the case may be, such property, to the extent not incorporated in delivered end products, to Boeing in good condition subject to ordinary wear and tear and normal manufacturing losses. Nothing in this SBP Section 12.9 limits Spirit's use, in its direct contracts with the U.S. Government, of property in which the U.S. Government has an interest.

12.10	Surplus Products

12.10.1	Return of Surplus Products
Boeing shall be entitled to return to Spirit, at Boeing’s expense, any Product that has been delivered to Boeing in accordance with this SBP and that is surplus to Boeing’s then current requirements (including, without limitation, any Products

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

returned to Boeing by any Customer); provided that (i) any such Product may only be returned to Spirit if agreed by Spirit, and such agreement shall not be unreasonably withheld, and (ii) such Product is in a current production configuration or can be, in Boeing’s determination, economically changed to such a configuration. On receipt of any such Product, Spirit shall credit Boeing’s account with [*****]. If instructed by Boeing, Spirit shall rework any such returned Product to put such Product in a current configuration. Such rework shall be considered Miscellaneous Work and shall be priced in accordance with SBP Attachment 16 “Pricing Methodologies” or as may be otherwise mutually agreed between the Parties.

12.10.2	Substitution of Surplus Products
In its sole discretion, Boeing may, upon providing written notice to Spirit at least [*****] prior to the scheduled delivery date for any Production Article, elect to use any Product in inventory or any Product returned to Boeing by any Customer in the place of such Production Article. Boeing’s notice shall include the cumulative line number of the Program Airplane or Derivative on which Boeing intends to incorporate such Product. Spirit shall not deliver such Production Article to Boeing and shall not invoice Boeing for the Price of such undelivered Production Article.

12.11	Compliance and Cooperation Regarding Orders, Permits and Approvals

GTA Section 15.1 “Compliance with Laws” is hereby supplemented with the additional terms and conditions contained in SBP Attachment 22 that shall apply in the event that any operation of Spirit used in the performance of this SBP, the GTA or any Order is or will be located on, or within 20 miles of, any property owned, operated, leased or controlled by Boeing:

13.0	ENVIRONMENTAL MANAGEMENT SYSTEMS AND HEALTH AND SAFETY MANAGEMENT SYSTEMS
Spirit shall implement an environmental management system (“EMS”) and health and safety management system (“HSMS”) with respect to its performance under this SBP. In no event shall this SBP Section 13.0 be construed to grant Boeing the power to direct or cause the direction of management or the policies of Spirit.

14.0	WARRANTY
The following provisions, including documents, if any, set forth below are incorporated herein and made a part hereof:

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Except as provided below, Spirit shall support Boeing’s administration of the warranty as provided in document D6-83069-MidWestern Rev. A, “Product Support and Assurance Document”.

i.
The warranty period will expire upon the earlier of [*****] after delivery of the Aircraft to a Customer or [*****] after delivery of the Product to Boeing. Service life policy for primary structure will be [*****] pro-rata reimbursement after delivery of aircraft.

ii.	The warranty period will expire [*****] for flight test aircraft after delivery of the Product to Boeing
Upon the incorporation of the above provisions into the PSAD, this paragraph shall be amended to remove the applicable language and to insert a reference to the PSAD.

15.0	INTELLECTUAL PROPERTY

15.1	Certain Definitions
For purposes of SBP Section 15.0 “Intellectual Property” and other applicable provisions of this SBP and the GTA, the following definitions shall apply:

A.
“Proprietary Information” means all proprietary, confidential and/or trade secret information relating to the subject matter of the Aircraft and disclosed by one Party to the other, or developed, during the SBP Activity.

B.
“Product Proprietary Information” means all Proprietary Information related to the configuration or certification of the Aircraft that is developed or reduced to writing or electronic format (including, but not limited to, all technical data, calculations and manufacturing data sets that disclose explicit Aircraft configuration (expressly excluded from this definition are technical data, calculations, and manufacturing data sets where explicit Aircraft configuration data has been removed or otherwise modified so that such information cannot be used to replicate or disclose explicit Aircraft configuration), engineering design data including assembly requirement models, engineering intent objects, detail part model based definition, digital mock up solids, and bill of material data, analytical data and Boeing developed analytical tools, common architecture documentation, developmental test data, configuration memos and documentation, and coordination memos) for preliminary and final designs, analyses in support thereof and trade studies for configuration and certification.

C.	“Invention” means subject matter that is or becomes covered by an issued patent anywhere in the world or by any application pending in any patent office anywhere in the world. If and to the extent an

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Invention is embodied in an unpublished patent application, then it shall be treated as Proprietary Information for the purposes of this SBP.

D.	“Background Proprietary Information” means any Proprietary Information belonging to a Party which was developed prior to or outside of the SBP Activity.

E.	“Background Invention(s)” means any Invention(s) conceived by a Party prior to or outside of the SBP Activity.

F.
“Joint SBP Activity Proprietary Information” means any Proprietary Information jointly developed by the Parties, or developed through the use or application of funds provided jointly by the Parties, during the SBP Activity.

G.
“Joint SBP Activity Invention(s)” means any Invention(s) conceived jointly by the Parties, or conceived through the use or application of funds provided jointly by the Parties, during the SBP Activity.

H.
“Spirit SBP Activity Proprietary Information” means any Proprietary Information solely developed by Spirit, or developed through the use or application of funds provided solely by Spirit, during the SBP Activity.

I.	“Spirit SBP Activity Invention(s)” means any Invention(s) solely conceived by Spirit, or conceived through the use or application of funds provided solely by Spirit, during the SBP Activity.

J.
“Boeing SBP Activity Proprietary Information” means any Proprietary Information developed during the SBP Activity, other than Joint SBP Activity Proprietary Information and Spirit SBP Activity Proprietary Information.

K.	“Boeing SBP Activity Invention(s)” means any Invention(s) conceived during the SBP Activity, other than Joint SBP Activity Inventions and Spirit SBP Activity Inventions.

L.
“SBP Activity” means all work conducted pursuant to this SBP, the GTA or any Order. Strictly for purposes of SBP Section 15.0 “Intellectual Property”, SBP Activity also includes “MOA Activity” as defined in 787 Program Memorandum Of Agreement dated , it being the intent of the Parties that the provisions of this Section 15.0 “Intellectual Property” shall retroactively apply to Proprietary Information and Inventions subject to such prior MOA’s.

M.
“Derivative Technology” means any Proprietary Information or Invention that is developed and brought to the point of practical application solely by either Party during or after the SBP Activity and is derived, in substantial part, (i) from any Background Proprietary Information of the other Party or any Proprietary Information solely developed by the other Party during the SBP Activity, or from any Joint SBP Activity Proprietary Information, and/or (ii) from any Background Invention(s) of the other Party or any Invention(s) solely conceived by the other Party during the SBP Activity, or from any Joint SBP Activity Invention(s).

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

15.2	Rights and Obligations

15.2.1	Product Proprietary Information
Notwithstanding any other provision in the GTA or SBP to the contrary, Product Proprietary Information shall be deemed to be Background Proprietary Information or Background Inventions of Boeing and be delivered to Boeing promptly upon request; provided, however, that all Background Proprietary Information and Background Inventions of Spirit, Joint SBP Activity Proprietary Information, Joint SBP Activity Inventions, Spirit SBP Activity Proprietary Information and Spirit SBP Activity Inventions that are contained in any Product Proprietary Information, or from which any portion of any Product Proprietary Information is derived, shall continue to be treated as Background Proprietary Information and Background Inventions of Spirit, Joint SBP Activity Proprietary Information, Joint SBP Activity Inventions, Spirit SBP Activity Proprietary Information or Spirit SBP Activity Inventions, respectively, and Spirit shall retain all of its right, title and interest in and to such Proprietary Information and Inventions under the GTA and this SBP, separate and apart from Product Proprietary Information.

15.2.2	Background Proprietary Information and Inventions
Each Party shall retain all rights in its own Background Proprietary Information and Background Inventions, which shall be subject to the following:

a)
Each Party shall not disclose the other Party’s Background Proprietary Information to any Third Party without the prior written consent of the other Party, which shall not be unreasonably withheld if such disclosure is in connection with the Program and otherwise may be withheld in the other Party’s sole and absolute discretion. Any disclosure by either Party to any Third Party of the other Party’s Background Proprietary Information also shall be subject to the previous execution by such Third Party of a written agreement (which shall be reasonably satisfactory to, and enforceable by, such other Party) to protect such Background Proprietary Information under terms no less restrictive than those set forth herein.

b)	Boeing agrees to grant and hereby grants Spirit a royalty free license to use Boeing Background Proprietary Information and/or Boeing Background Inventions for work under the Program.

c)
Spirit agrees to grant and hereby grants a royalty free license to Boeing and a royalty free license on reasonable terms and conditions to any Third Party to use Spirit Background Proprietary Information or Spirit Background Inventions for work under the Program, subject in each case to Spirit’s Government approval, if required.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

15.2.3	Joint SBP Activity Proprietary Information and Inventions
All Joint SBP Activity Proprietary Information and Joint SBP Activity Inventions shall be jointly owned by the Parties and shall be subject to the following:

a)
Each Party may disclose any Joint SBP Activity Proprietary Information to any Third Party for work under the Program; provided that the Third Party shall have entered into a written agreement (which shall be reasonably satisfactory to, and enforceable by, each of Boeing and Spirit) to protect such Joint SBP Activity Proprietary Information under terms no less restrictive than those set forth herein. Any other disclosure by either Party to any Third Party shall require the prior written consent of the other Party, which shall not be unreasonably withheld.

b)
Each Party shall be free to use Joint SBP Activity Proprietary Information and Joint SBP Activity Inventions for work under (i) the Program, (ii) any other aerospace programs of Boeing (“Other Boeing Programs”). Any other use by either Party of Joint SBP Activity Proprietary Information or Joint SBP Activity Inventions shall require the prior written consent of the other Party, which may include a reasonable royalty, which license shall not be unreasonably withheld.

c)
Spirit and Boeing agree to grant any Third Party a royalty free license on reasonable terms and conditions to use Joint SBP Activity Proprietary Information and Joint SBP Activity Inventions for work under the Program.

d)
Any disclosure to or use by a Third Party of any Joint SBP Activity Proprietary Information or Joint SBP Activity Inventions for any Other Boeing Programs shall require a license from both Parties, which may include a reasonable royalty payable to Spirit when such use is for any Other Boeing Program and a reasonable royalty payable to Boeing when such use is for any Spirit Own Program. Approval by the Parties of any such license shall not be unreasonably withheld; provided that Spirit shall have been offered an opportunity, to the extent commercially feasible, to perform work (to which such Joint SBP Activity Proprietary Information or Joint SBP Activity Inventions is or are applicable) for such Other Boeing Program, but only if such Other Boeing Program is a commercial airplane program.

e)
The Parties shall decide on a case-by-case basis which Party will take the lead role in the preparation, filing, prosecution and maintenance (including with respect to fee payments) of Joint SBP Activity Inventions. The costs associated with the preparation, filing, prosecution and maintenance of Joint SBP Activity Inventions shall be shared equally by the Parties. If either Party declines to share the costs associated with the preparation, filing, prosecution or maintenance of any Joint SBP Activity Invention in any country, the declining Party shall retain the right to use such Joint SBP Activity Invention in such country, but shall thereafter have no right to grant or approve licenses of such Joint SBP Activity Invention to Third Parties in such country.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

15.2.4	Spirit SBP Activity Proprietary Information and Inventions
Spirit SBP Activity Proprietary Information and Spirit SBP Activity Inventions shall be owned by Spirit and shall be subject to the following:

a)
Boeing may disclose any Spirit SBP Activity Proprietary Information and Spirit SBP Activity Inventions to any Third Party for work under the Program; provided that the Third Party shall have entered into a written agreement (which shall be reasonably satisfactory to, and enforceable by, Spirit) to protect such Spirit SBP Activity Proprietary Information and Spirit SBP Activity Inventions under terms no less restrictive than those set forth herein. Any other disclosure by Boeing to any Third Party shall require the prior written consent of Spirit, which shall not be unreasonably withheld if such disclosure is in connection with any Other Boeing Program and otherwise may be withheld at Spirit’s sole and absolute discretion.

b)
Spirit agrees to grant and hereby grants Boeing a royalty free license to use Spirit SBP Activity Proprietary Information and Spirit SBP Activity Inventions for work under the Program, subject to Spirit’s Government approval, if required.

c)
Any use by Boeing of any Spirit SBP Activity Proprietary Information or Spirit SBP Activity Inventions for any Other Boeing Program shall be subject to a license from Spirit (which shall be on reasonable terms and conditions and may include a reasonable royalty), and subject to Spirit’s Government approval, if required. Approval by Spirit of any such license shall not be unreasonably withheld; provided that Spirit shall have been offered an opportunity, to the extent commercially feasible, to perform work (to which such Spirit SBP Activity Proprietary Information or Spirit SBP Activity Inventions is or are applicable) for such Other Boeing Program, but only if such Other Boeing Program is a commercial airplane program.

d)
Any other use by Boeing of Spirit SBP Activity Proprietary Information and SBP Activity Inventions shall be subject to a license (which may include a reasonable royalty) from Spirit, which shall be at Spirit’s sole and absolute discretion.

e)
Spirit agrees to grant any Third Party a royalty free license on reasonable terms and conditions to use any Spirit SBP Activity Proprietary Information or Spirit SBP Activity Inventions for work under the Program, subject to Spirit’s Government approval, if required.

f)
Any use by a Third Party of any Spirit SBP Activity Proprietary Information or Spirit SBP Activity Inventions for any Other Boeing Program shall be subject to a license from Spirit (which shall be on reasonable terms and conditions and may include a reasonable royalty), and subject to Spirit’s Government approval, if required. Approval by Spirit of any such license shall not be unreasonably withheld; provided that Spirit shall have been offered an opportunity, to the extent commercially feasible to perform

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

work (to which such Spirit SBP Activity Proprietary Information or Spirit SBP Activity Inventions is or are applicable) for such Other Boeing Program, but only if such Other Boeing Program is a commercial airplane program.

15.2.5	Boeing SBP Activity Proprietary Information and Inventions
Boeing SBP Activity Proprietary Information and Boeing SBP Activity Inventions shall be owned by Boeing and shall be subject to the following:

a)
Spirit may disclose any Boeing SBP Activity Proprietary Information and Boeing SBP Activity Inventions to any Third Party for work under the Program; provided that the Third Party shall have entered into a written agreement (which shall be reasonably satisfactory to, and enforceable by, Boeing) to protect such Boeing SBP Activity Proprietary Information and Boeing SBP Activity Inventions under terms no less restrictive than those set forth herein. Any other disclosure by Spirit to any Third Party shall require the prior written consent of Boeing, which shall not be unreasonably withheld if such disclosure is in connection with any Other Boeing Program, and otherwise may be withheld at Boeing’s sole and absolute discretion.

b)	Boeing agrees to grant and hereby grants Spirit a royalty free license to use Boeing SBP Activity Proprietary Information and Boeing SBP Activity Inventions for work under the Program.

c)
Any other use by Spirit of Boeing SBP Activity Proprietary Information and Boeing SBP Activity Inventions shall be subject to a license (which may include a reasonable royalty) from Boeing, which shall be at Boeing’s sole and absolute discretion.

15.2.6	Third Party Proprietary Information and Inventions
In case either Party discloses any proprietary information or invention of a Third Party to the other Party during the SBP Activity, such proprietary information or invention shall be treated as though it were the Background Proprietary Information or Background Invention, as the case may be, of the disclosing Party and also shall be subject to all restrictions imposed by such Third Party of which the receiving Party has received written notice from the disclosing Party.

15.2.7	Derivative Technology
Notwithstanding any other provision of SBP Section 15.2 “Rights and Obligations”, all Derivative Technology (other than Product Proprietary Information) shall be considered to be Joint SBP Activity Proprietary Information or Joint SBP Activity Inventions, as the case may be.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

15.3	Works of Authorship and Copyrights
Except as otherwise provided in SBP Section 15.2.1 “Product Proprietary Information”, all works of authorship (including, but not limited to, documents, drawings, software, software documentation, software tools, photographs, video tapes, sound recordings and images) created by or for Spirit, either alone or with others, constituting Product Proprietary Information, together with all copyrights subsisting therein, will be the sole property of Boeing. To the extent permitted under United States copyright law, all such works will be works made for hire, with the copyrights therein vesting in Boeing. The copyrights in all other such works, including all of the exclusive rights therein, will be promptly transferred and formally assigned free of charge to Boeing.

15.4	Pre-Existing Inventions and Works of Authorship
Spirit grants to Boeing, and to Boeing’s subcontractors, suppliers, and customers in connection with Products or work being performed for Boeing, an irrevocable, nonexclusive, paid-up, worldwide license under any patents, copyrights, industrial designs and mask works (whether domestic or foreign) owned or controlled by Spirit at any time and existing prior to or during the term of this SBP, but only to the extent that such patents or copyrights would otherwise interfere with Boeing’s or Boeing’s subcontractors’, suppliers’, or customers’ use or enjoyment of Products or the work product, inventions, or works of authorship belonging to Boeing under this SBP.

15.5	Hardware, Materials, and Services General Terms Agreement (HMSGTA) and Supplemental License Agreement (SLA) Requirement
In recognition of the Boeing Proprietary Information and Materials being utilized for the Program, and in consideration of the business roles contemplated for the Parties, Boeing and Spirit agree that any sales directly to Boeing of Products manufactured by Spirit shall not require execution of a Supplemental License Agreement (SLA) between Boeing and Spirit. However, Spirit agrees that prior to any manufacture for, use by, offer of sale or sale to any entity other than Boeing of Products or any other product, equipment or service which utilizes Boeing Proprietary Information and Materials, Spirit shall be required to execute a Hardware Material Services General Terms Agreement (HMSGTA) and SLA between Boeing and Spirit.

16.0	BOEING’S RIGHTS IN SPIRIT’S PATENTS, COPYRIGHTS, TRADE SECRETS, AND TOOLING
Spirit hereby grants to Boeing an irrevocable, nonexclusive, paid-up worldwide license to practice and/or use, and license others to practice and/or use on Boeing’s behalf, all of Spirit’s patents, copyrights, trade secrets (including,

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

without limitation, designs, processes, drawings, technical data and tooling), industrial designs, semiconductor mask works, and tooling (collectively hereinafter referred to as “Licensed Property”) related to the development, production, maintenance or repair of Product(s). Boeing hereafter retains all of the aforementioned license rights in Licensed Property, but Boeing hereby covenants not to exercise such rights (or license others to do so), except in connection with the making, having made, using and selling of Products or their substitutes provided that such Product(s) cannot, in Boeing’s sole determination, be reasonably obtained in the required time frame at a reasonable price from commercially available sources (including Boeing) without the use of Spirit’s Licensed Property and provided that one or more of the following situations occur:

A.	An Event of Default has occurred and Boeing has elected to exercise any of its remedies as provided in GTA Section 8.0 “Events of Default and Remedies”;

B.
In Boeing’s judgment, exercised in good faith, it becomes necessary, in order for Spirit to comply with the terms of this SBP or any Order, for Boeing to use Proprietary Information and Materials of Spirit solely to provide support to Spirit (in the form of design, manufacturing, or on-site personnel assistance) substantially in excess of that which Boeing normally provides to its suppliers.

As a part of the license granted under this SBP Section 16.0, Spirit shall, at the written request of Boeing and at no additional cost to Boeing except as otherwise provided in GTA Section 8.2.F “Tooling and Other Materials”, promptly deliver to Boeing any and all Licensed Property considered by Boeing in good faith to be necessary to satisfy Boeing’s requirements for Products and their substitutes.

17.0	PROPRIETARY INFORMATION AND MATERIALS
Except as otherwise provided in SBP Section 15.0 “Intellectual Property” (i) Boeing and Spirit shall each keep confidential and protect from disclosure all (a) Proprietary Information, (b) tangible items containing, conveying or embodying Proprietary Information and (c) Tooling obtained from and/or belonging to the other Party in connection with this SBP or any Order (collectively referred to as “Proprietary Information and Materials”); and (ii) Boeing and Spirit shall each use Proprietary Information and Materials of the other Party only in the performance of and for the purpose of this SBP and/or any Order; provided, however, that despite any other obligations or restrictions imposed by this SBP Section 17.0, and SBP Section 15.0, Boeing shall have the right to use, disclose and copy Spirit’s Proprietary Information and Materials for the purposes of testing, certification, use, sale, or support of any Products delivered under this SBP, or any Aircraft including such Products, and any such disclosure by Boeing shall, whenever appropriate, include a restrictive legend suitable to the particular

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

circumstances. Except as provided in SBP Section 15.2.7 “Derivative Technology” with respect to Derivative Technology, the restrictions on disclosure or use of Proprietary Information and Materials by either Party shall apply to all materials derived by such Party or others from the other Party’s Proprietary Information and Materials. Spirit shall not, without the prior written authorization of Boeing, sell or otherwise dispose of (as scrap or otherwise) any parts or other materials containing, conveying, embodying, or made under this SBP in accordance with or by reference to any Proprietary Information and Materials of Boeing. Prior to disposing of such parts or materials as scrap, Spirit shall render them unusable. Boeing shall have the right to reasonably inspect Spirit’s compliance with this SBP Section 17.0. The provisions of this SBP Section 17.0 are effective in lieu of, and will apply notwithstanding the absence of, any restrictive legends or notices applied to Proprietary Information and Materials; and the provisions of this SBP Section 17.0 shall survive the performance, completion, termination or cancellation of this SBP or any Order.
In addition, despite any other obligations or restrictions imposed by this SBP Section 17.0 and SBP Section 15.0, Spirit may disclose Proprietary Information and Materials of Boeing to its subcontractors or suppliers as required to support Spirit’s work under this SBP provided that each such subcontractor or supplier first assumes, by written agreement, the same or equivalent obligations imposed on Spirit by SBP Section 15.0 and this SBP Section 17.0, and Spirit shall be liable to Boeing for any breach of such obligation by subcontractor or supplier.
Subject to SBP Section 15.0 and GTA Sections 8.2.F “Tooling and Other Materials” and 9.3 “Transfer of Certain Property”, upon the termination or cancellation of this SBP, each Party shall return all of the other Party’s Proprietary Information and Materials, except that each Party may retain the other Party’s Proprietary Information and Materials for so long as necessary to support Product or Aircraft including Product.
The requirements of this SBP Section 17.0 shall not restrict Spirit’s or Boeing’s use or disclosure of Independently Available Materials. For the purpose of this Article the following definitions shall apply, (i) “Independently Available Materials” means items that contain, convey, or embody Independently Available Information, and that Spirit or Boeing knows or reasonably should know are not Proprietary Information or Materials of the other, and (ii). “Independently Available Information” means information that: (a) Spirit or Boeing lawfully obtains from a third party who has the right to disclose such information to Spirit or Boeing without restriction; (b) Spirit or Boeing independently develops without reference to, or incorporation of Proprietary Information or Materials of the other, or (c) that Spirit or Boeing obtains from publicly accessible sources; except, in each case, for information that Spirit or Boeing knows or reasonably should know are derived from Proprietary Information and Materials of the other.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

For the avoidance of doubt, Spirit’s obligations with respect to Boeing Proprietary Information and Materials shall not be reduced even if such Boeing Proprietary Information and Materials contain Independently Available Information.

18.0	SOFTWARE PROPRIETARY INFORMATION RIGHTS
In the event Product includes loadable software purchased or licensed by Spirit, Spirit hereby grants to Boeing a perpetual, nonexclusive, paid-up, worldwide license to reproduce, distribute copies of, perform publicly, display publicly, and make Spirit intended derivative works from software included in or provided with or for Products (Software) and related information and materials (Software Documentation) as reasonably required by Boeing in connection with (1) the testing, certification, use, sale, or support of a Product, or the manufacture, testing, certification, use, sale, or support of any aircraft including and/or utilizing a Product, or (2) the design or acquisition of hardware or software intended to interface with Software. The license granted to Boeing under this SBP Section 18.0, also includes the right to grant sublicenses to Customers as reasonably required in connection with Customers’ operation, maintenance, overhaul, and modification of any aircraft including and/or utilizing Software. All copies and Spirit intended derivative works made pursuant to the foregoing license or any sublicense to a Customer will automatically become the property of Boeing or Customer, and Boeing agrees to preserve Spirit’s copyright notice thereon to the extent that such a notice was included with the original Software and/or Software Documentation. Spirit acknowledges that Boeing is the owner of all copies of Software and Software Documentation provided to or made by Boeing or Customers pursuant to this SBP, and Spirit hereby authorizes Boeing and Customers to dispose of, and to authorize the disposal of, the possession of any and all such copies by rental, lease, or lending, or by any other act or practice in the nature of rental, lease, or lending.
Spirit may propose the use in Product of third party software which includes unique requirements requiring one or more exceptions to the General Terms Agreement, this SBP or related documents. One such example is commercial off-the-shelf (“COTS”) software requiring transfer of end user license agreements (“EULA’s”). Boeing will grant Spirit the right to incorporate such third party software into Product on a case-by-case basis by prior, written agreement. Under no event will Boeing or Customers be required to execute EULA’s or to engage in any direct dealings with third party software owners or licensors.
Boeing shall not use the license granted in this SBP Section 18.0 for the purpose of competing with Spirit in aftermarket business opportunities.

19.0	INFRINGEMENT
Each Party will indemnify, defend, and hold harmless the other Party from all claims, suits, actions, awards (including, but not limited to, awards based on

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

intentional infringement of patents known at the time of such infringement, exceeding actual damages, and/or including attorneys’ fees and/or costs), liabilities, damages, costs and attorneys’ fees related to the actual or alleged infringement of any United States or foreign intellectual property right (including, but not limited to, any right in a patent, copyright, industrial design or semiconductor mask work, or based on misappropriation or wrongful use of information or documents) and arising out of the use of the indemnifying Party’s Proprietary Information and Materials in connection with the manufacture, sale or use of Products by the other Party or by Boeing’s Customers. Each Party will duly notify the other Party of any such claim, suit or action in respect of which the notifying Party may be obligated to provide indemnification under this SBP Section 19.0 and the indemnifying Party will, at its own expense, fully defend such claim, suit or action on behalf of the indemnified Party and, if applicable, Boeing’s Customers. Neither Party shall have any obligation under this SBP Section 19.0 with regard to any infringement arising from (i) such Party’s compliance with formal specifications issued by the other Party where infringement could not be avoided in complying with such specifications or (ii) use or sale of Products in combination with other items when such infringement would not have occurred from the use or sale of those Products solely for the purpose for which they were designed or sold by such Party. For purposes of this SBP Section 19.0 only, the term “Customer” shall not include the United States government; and the term “Party” shall include Boeing or Spirit, as applicable, its subsidiaries and all officers, agents and employees of Boeing or Spirit, as applicable, or any of its subsidiaries.

20.0	DIGITIZATION OF PROPRIETARY INFORMATION AND MATERIALS
Spirit grants to Boeing a license under Spirit’s copyrights for the purpose of converting Spirit’s Proprietary Information and Materials to a digital format (“Digital Materials”) and make such Digital Materials available to its employees for company internal use through a computer data base system consistent with Boeing’s license rights in the underlying Spirit Proprietary Information and Materials. Except as otherwise specifically agreed to in writing by the Parties, said license set forth hereunder shall survive termination or cancellation of this SBP relative to Digital Materials included in Boeing’s computer data base system prior to receipt of such notice of termination or cancellation. Such Digital Materials shall be Spirit’s Proprietary Information and Materials and not Derivative Technology.
Boeing grants to Spirit a license under Boeing’s copyrights for the purpose of converting Boeing’s Proprietary Information and Materials to Digital Materials and make such Digital Materials available to its employees for company internal use through a computer data base system consistent with Spirit’s license rights in the underlying Boeing Proprietary Information and Materials. Except as otherwise

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

specifically agreed to in writing by the Parties, said license set forth hereunder shall survive termination or cancellation of this SBP relative to Digital Materials included in Spirit’s computer data base system prior to receipt of such notice of termination or cancellation. Such Digital Materials shall be Boeing’s Proprietary Information and Materials and not Derivative Technology.

21.0	CONFIGURATION CONTROL
Spirit agrees to abide by the configuration controls in accordance with SBP Attachment 4 “Work Statement Documents” when making changes in materials or design details which would affect the Product or any component part thereof with regard to (a) part number identification, (b) physical or functional interchangeability, or (c) repair and overhaul procedures and processes and material changes which affect these procedures. Spirit will place the above requirement in all its subcontracts for supplier identified purchased equipment whether such equipment is supplied to Spirit as an end item or as a component part of an end item. Notwithstanding the foregoing, it is Boeing’s intent to develop a documented configuration management process that shall provide for Spirit’s ability to make certain changes without prior Boeing approval. Spirit shall be provided the opportunity to review and provide input to such process.

22.0	WEIGHT
Pursuant to Section 1.4 “Weight Control Plan” of the Boeing/Seller Responsibility, Accountability, Authority for 787 Program Document as referenced in Attachment 4 "Work Statement Documents" (the “RAA”), Boeing will provide work package target weight to Spirit that aligns with the airplane target weight level.
Notwithstanding anything to the contrary set forth in such Section 1.4 of the RAA:

(a)
Spirit shall use its best commercially reasonable efforts to achieve and maintain work package target weight as a maximum, but Spirit shall not be responsible with respect to the achievement and maintenance of such work package target weight beyond the use of such best commercially reasonable efforts; and

(b)

(c)
Boeing and Spirit shall mutually agree to Spirit’s work package weight commitment level, and such mutually agreed work package weight commitment level may be lesser or greater than the work package target weight. Once agreed, Spirit shall be responsible with respect to the achievement and maintenance of such work package weight commitment level.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

23.0	LIFE CYCLE PRODUCT TEAM

23.1	Purpose
It is the objective of Boeing to utilize Life Cycle Product Teams. LCPT personnel located at Boeing’s facilities in accordance with this SBP will conduct their respective activities concurrently in a team environment to cooperate with Boeing in developing firm configuration and product development definition and meeting Program requirements which includes improving producibility, reliability and maintainability of the Aircraft. Notwithstanding Spirit’s participation in the LCPT, Boeing shall have the right to make any and all determinations with respect to airplane performance and product strategy and the design of the Program Airplane and any Derivative in accordance with the provisions of “Boeing/Partner Responsibility, Accountability, Authority for 787 Program” Document as listed in Attachment 4 “Work Statement Documents”.

23.2	Assignment of Personnel
Spirit will assign (or cause to be assigned) Spirit Personnel to Boeing’s Puget Sound facility in accordance with this SBP after consulting with Boeing with respect to the Program requirements for such Spirit Personnel.

23.3	Employment Status
Spirit Personnel shall at all times be employees of Spirit and not employees of Boeing. Spirit shall be responsible for all wages, salaries and other amounts due Spirit Personnel and shall be responsible for all reports, requirements and obligations respecting them under local, state or federal laws, or the laws of the United States, including but not limited to social security, income tax, unemployment compensation, workmen’s compensation and any other local, state or federal taxes or the taxes of the United States.

23.4	Team Leader
Spirit shall designate a leader of the Spirit Personnel (“Spirit Team Leader”). Administrative matters between Boeing and Spirit arising in the performance under this SBP shall be conducted through the Spirit Team Leader.

23.5	Discipline
Discipline of Spirit Personnel shall be Spirit’s responsibility. Spirit Personnel must comply with Boeing Company ethical standards, rules and regulations. Boeing shall disclose its internal rules applicable to Spirit Personnel (“Boeing rules”) to Spirit in advance.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

23.6	Equipment and Supplies
Boeing shall furnish certain office equipment (e.g. desks, telephones, network access) and office supplies to Spirit’s LCPT personnel. Boeing will not provide personal property (such as computing equipment, software or drafting equipment and calculators) necessary for the performance by Spirit’s LCPT personnel. Spirit shall provide all computing equipment and software required to support its LCPT personnel while located at Boeing’s facilities.
Boeing shall not be responsible for loss or damage to such personal property.

23.7	Employment by Boeing of Spirit Personnel
Except as Spirit may otherwise agree in writing with respect to any individual, Boeing agrees not to hire or make any offer to hire any Spirit Personnel assigned by Spirit to perform work relating to Spirit’s obligations under this SBP prior to the elapse of [*****] following the termination of employment between Spirit and any Spirit Personnel. This restriction shall not apply to: i) any Spirit Personnel, either direct employees or contract employees, whose termination was initiated by Spirit, ii) Spirit contract employees whose term of employment with Spirit has expired or lapsed, or iii) to any Spirit Personnel who may have provided an employment application to a division of Boeing other than Boeing Commercial Airplanes, Wichita Division prior to June 16, 2005; provided, that the foregoing exception shall not affect Boeing restrictions on hiring Spirit Personnel contained in Section 6.12.(f) of the Asset Purchase Agreement (dated as of February 22, 2005) between Boeing and Spirit.
Spirit shall notify Spirit Personnel it has assigned or shall assign to perform work under this SBP of this provision as soon as possible following its effective date or prior to their assignment.

24.0	ON-SITE REVIEW AND RESIDENT REPRESENTATIVES

24.1	Review
Spirit hereby grants, and shall cause any of its subcontractors or suppliers to grant, to Boeing the right to visit the facility of Spirit or any of its subcontractors or suppliers during operating hours and after reasonable notice to review progress and performance with respect to production, schedule, quality and protection of Boeing’s proprietary rights under any Order. Any Boeing representative shall be allowed access to all areas used for the performance of this SBP at reasonable times, subject to governmental and other applicable rules and regulations regarding admissibility and movement of personnel on the premises of Spirit or any of its subcontractors or suppliers.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing shall provide Spirit reasonable notice prior to any visit. Such notice shall contain the names, citizenship and positions of the visiting personnel and the duration and purpose of such visit.

24.2	Resident Representatives
Boeing may, in its sole discretion and for such period as it deems necessary, locate resident personnel (“Resident Team”) at Spirit’s facility to assist or support Spirit. The Resident Team shall function under the direction of a resident Boeing manager, if appropriate, or a manager located at Boeing who will supervise Resident Team activities. In the event the Parties desire Spirit to locate resident personnel at Boeing, reciprocal arrangements shall be provided.
The Resident Team shall be allowed reasonable access to or to review, as the case may be, all work areas, program status reports and management reviews used for or relating to the host Party’s performance of this SBP.
The host Party shall supply the Resident Team with office space, desks, facsimile machines, telephones, high-speed access to internet services (if available from local providers), stationery supplies, filing cabinets, communication facilities, secretarial services and any other items reasonably requested by the other Party. A reasonable portion of the Resident Team’s working area shall be dedicated to space for private telephone calls, meetings and similar activities. All costs and expenses for such facilities and services, if required, shall be paid by the host Party.
Notwithstanding such access and review, each Party remains solely responsible for performing in accordance with this SBP and each Order.

25.0	ON-SITE SUPPORT REQUIREMENTS

25.1	Obligations of Spirit

25.1.1	Indemnification for Negligence of Spirit or Subcontractor
Spirit shall indemnify and hold harmless The Boeing Company, its subsidiaries, and their directors, officers, employees, and agents from and against all actions, causes of action, liabilities, claims, suits, judgments, liens, awards, and damages, of any kind and nature whatsoever for property damage, personal injury, or death (including without limitation injury to or death of employees of Spirit or any subcontractor thereof) which occurs while Spirit is on premises owned or controlled by Boeing and expenses, costs of litigation and counsel fees related thereto or incident to establishing the right to indemnification arising out of or in any way related to this SBP, any Order or the performance hereof or thereof by Spirit or any subcontractor thereof, including without limitation in connection with the provision of services, personnel, facilities, equipment, support,

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

supervision, or review. The foregoing indemnity shall apply only to the extent of the negligence of Spirit, any subcontractor thereof, or their respective employees. In no event shall Spirit’s obligations hereunder be limited to the extent of any insurance available to or provided by Spirit or any subcontractor thereof. Spirit expressly waives any immunity under industrial insurance, whether arising out of statute or source, to the extent of the indemnity set forth in this paragraph.

25.1.2	Commercial General Liability
If Spirit or any subcontractor thereof will be performing work on Boeing premises, Spirit shall carry and maintain, and ensure that all subcontractors thereof carry and maintain, throughout the period when work is performed and until final acceptance by Boeing, Commercial General Liability insurance with available limits of not less than [*****] per occurrence for bodily injury and property damage combined.

25.1.3	Automobile Liability
If licensed vehicles will be used in connection with the performance of the work, Spirit shall carry and maintain, and ensure that any subcontractor thereof who uses a licensed vehicle in connection with the performance of the work carries and maintains, throughout the period when work is performed and until final acceptance by Boeing, Business Automobile Liability insurance covering all vehicles, whether owned, hired, rented, borrowed, or otherwise, with available limits of not less than [*****] per occurrence combined single limit for bodily injury and property damage.

25.1.4	Workers’ Compensation
Throughout the period when work is performed and until final acceptance by Boeing, Spirit shall, and ensure that any subcontractor thereof shall, cover or maintain insurance in accordance with the applicable laws relating to Workers’ Compensation with respect to all of their respective employees working on or about Boeing premises. If Boeing is required by any applicable law to pay any Workers’ Compensation premiums with respect to an employee of Spirit or any subcontractor thereof, Spirit shall reimburse Boeing for such payment.

25.1.5	Certificates of Insurance
Prior to commencement of the work Spirit shall provide for Boeing’s review and approval Certificates of Insurance reflecting full compliance with the requirements set forth in SBP Sections 25.1.2 “Commercial General Liability”, 25.1.3 “Automobile Liability” and 25.1.4 “Workers’ Compensation”. Such certificates shall be kept current and in compliance throughout the period when work is being performed and until final acceptance by Boeing, and shall provide for [*****] advance written notice to Boeing in the event of cancellation. Failure of Spirit or

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

any subcontractor thereof to furnish Certificates of Insurance, or to procure and maintain the insurance required herein or failure of Boeing to request such certificates, endorsements or other proof of coverage shall not constitute a waiver of the respective obligations of Spirit or its subcontractor hereunder.

25.1.6	Self-Assumption
Any self-insured retention, deductibles, and exclusions in coverage in the policies required under this SBP Section 25.1 shall be assumed by, for the account of, and at the sole risk of Spirit or the subcontractor which provides the insurance, and to the extent applicable shall be paid by Spirit or such subcontractor. In no event shall the liability of Spirit or any subcontractor thereof be limited to the extent of any of the minimum limits of insurance required herein.

25.1.7	Protection of Property By Spirit
Spirit assumes, and shall ensure that all subcontractors thereof and their respective employees assume, the risk of loss or destruction of or damage to any property of such parties whether owned, hired, rented, borrowed, or otherwise. Spirit waives, and shall ensure that any subcontractor thereof and their respective employees waive, all rights of recovery against Boeing, its subsidiaries, and their respective directors, officers, employees, and agents for any such loss or destruction of or damage to any property of Spirit, any subcontractor thereof, or their respective employees.
At all times Spirit shall, and ensure that any subcontractor thereof shall, use suitable precautions to prevent damage to Boeing property. If any such property is damaged by the fault or negligence of Spirit or any subcontractor thereof, Spirit shall, at no cost to Boeing, promptly and equitably reimburse Boeing for such damage, or repair or otherwise make good such property to Boeing’s satisfaction. If Spirit fails to do so, Boeing may do so and recover from Spirit the cost thereof.

25.1.8	Compliance with Boeing Site Requirements
In the event Spirit or Spirit’s subcontractor(s) performs any aspect of its work under this SBP involving activities potentially creating environmental or safety issues, including but not limited to manufacturing activities, on property owned, operated, leased, or controlled by Boeing (hereinafter “On-Site Work”), Spirit agrees to Attachment 9 “On-Site Terms and Conditions Supplement”.

25.2	Obligations of Boeing

25.2.1	Indemnification for Negligence of Boeing or Subcontractor
Boeing shall indemnify and hold harmless Spirit, its subsidiaries, and their directors, officers, employees, and agents from and against all actions, causes of

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

action, liabilities, claims, suits, judgments, liens, awards, and damages of any kind and nature whatsoever for property damage, personal injury, or death (including without limitation injury to or death of employees of Boeing or any subcontractor thereof) which occurs while Boeing is on premises owned or controlled by Spirit and expenses, costs of litigation and counsel fees related thereto or incident to establishing the right to indemnification arising out of or in any way related to this SBP, any Order or the performance hereof or thereof by Boeing or any subcontractor thereof, including without limitation in connection with the provision of services, personnel, facilities, equipment, support, supervision, or review. The foregoing indemnity shall apply only to the extent of the negligence of Boeing, any subcontractor thereof, or their respective employees. In no event shall Boeing’s obligations hereunder be limited to the extent of any insurance available to or provided by Boeing or any subcontractor thereof. Boeing expressly waives any immunity under industrial insurance, whether arising out of statute or source, to the extent of the indemnity set forth in this paragraph.

25.2.2	Protection of Property By Boeing
At all times Boeing shall, and ensure that any subcontractor thereof shall, use suitable precautions to prevent damage to Spirit property. If any such property is damaged by the fault or negligence of Boeing or any subcontractor thereof, Boeing shall, at no cost to Spirit, promptly and equitably reimburse Spirit for such damage, or repair or otherwise make good such property to Spirit’s satisfaction. If Boeing fails to do so, Spirit may do so and recover from Boeing the cost thereof.

26.0	PROPERTY INSURANCE

26.1	Insurance
Spirit shall obtain and maintain continuously in effect a property insurance policy covering loss or destruction of or damage to all property in which Boeing does or could have an insurable interest pursuant to this SBP, including but not limited to Tooling, Boeing Furnished Material, raw materials, parts, work-in-process, incomplete or completed assemblies and all other products or parts thereof, and all drawings, specifications, data and other materials relating to any of the foregoing in each case to the extent in the possession or under the effective care, custody or control of Spirit or any agent, employee, affiliate, subcontractor or supplier of Spirit, in the amount of full replacement value thereof providing protection against all perils normally covered in an “all risk” property insurance policy (including without limitation fire, windstorm, explosion, riot, civil commotion, aircraft, earthquake, flood or other acts of God). Any such policy shall be with insurers reasonably acceptable to Boeing and shall (i) provide for payment of loss thereunder to Boeing, as loss payee, as its interests may appear and (ii) contain a waiver of any rights of subrogation against Boeing, its subsidiaries, and their respective directors, officers, employees and agents.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

26.2	Self Insurance
Spirit may, upon written approval from Boeing’s Procurement Representative, self-assume or self-insure all or a portion of Spirit’s obligations set forth in this SBP Section 26. Spirit’s request for approval of self-assumption or self-insurance shall include sufficient particulars to demonstrate Spirit’s financial capability to cover Spirit’s obligations and Boeing’s interests under any Order, this SBP and the GTA.

26.3	Certificate of Insurance
Upon written request from Boeing, Spirit shall provide to Boeing’s Procurement Representative certificates of insurance reflecting full compliance with the requirements set forth in SBP Section 26.1 “Insurance”. Such certificates shall be kept current and in compliance throughout the period of this SBP and shall provide for thirty (30) days advance written notice to Boeing’s Procurement Representative in the event of cancellation, non-renewal or material change adversely affecting the interests of Boeing.

26.4	Notice of Damage or Loss
Spirit shall give prompt written notice to Boeing’s Procurement Representative of the occurrence of any material damage or loss to any property required to be insured herein. If any such property shall be damaged or destroyed, in whole or in part, by an insured peril or otherwise, and if no Event of Default shall have occurred and be continuing, then Spirit may, upon written notice to Boeing, settle, adjust, or compromise any and all such loss or damage not in excess of [*****] Dollars ($[*****]) in any one occurrence and [*****] Dollars ($[*****]) in the aggregate. Spirit may settle, adjust or compromise any other claim by Spirit only after Boeing has given written approval, which approval shall not be unreasonably withheld or delayed.

27.0	CUSTOMS-TRADE PARTNERSHIP AGAINST TERRORISM (C-TPAT)
C-TPAT is an initiative between business and government to protect global commerce from terrorism and increase the efficiencies of global transportation. The program calls for importers, carriers and brokers to establish policies to enhance their own security practices and those of their business partners involved in their supply chain. Such practices may include but are not limited to the following:

Procedural Security - Procedures in place to protect against unmanifested material being introduced into the supply chain;

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Physical Security - Buildings constructed to resist intrusion, perimeter fences, locking devices, and adequate lighting;

Access Controls - Positive identification of all employees, visitors and suppliers;

Personnel Security - Employment screening, background checks and application verifications; and

Education and Training Awareness - Security awareness training, incentives for participation in security controls
Spirit agrees to work with Boeing and appropriate industry and governmental agencies, as necessary, to develop and implement policies and procedures consistent with the C-TPAT initiative to ensure the safe and secure transport of Products under this SBP.

28.0	NON-WAIVER/PARTIAL INVALIDITY
Any failures, delays or forbearances of either Party in insisting upon or enforcing any provisions of any Order, or in exercising any rights or remedies under this SBP, shall not be construed as a waiver or relinquishment of any such provisions, rights or remedies; rather, the same shall remain in full force and effect. If any provision of this SBP or any Order is or becomes void or unenforceable by law, then, to the fullest extent permitted by law, the remainder shall remain valid and enforceable.

29.0	HEADINGS
Section headings used in this SBP are for convenient reference only and do not affect the interpretation of this SBP.

30.0	CUSTOMER CONTACT
Boeing will be responsible for all contact with Customers regarding the Program, Program Airplanes and Derivatives and any other Boeing model aircraft programs. Except as otherwise provided in this SBP Section 30.0, Spirit shall not make any contact with actual or potential Customers on the subject of the Program, Program Airplanes or Derivatives without Boeing’s prior written consent. Spirit shall respond to any inquiry from actual or potential Customers regarding the Program, Program Airplanes or Derivatives by requesting that the inquiry be directed to Boeing. Spirit shall, concurrently with such response, advise Boeing of such inquiry.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

31.0	APPLICABLE LAW
This SBP shall be governed by the laws of the State of Washington. No consideration shall be given to Washington’s conflict of law rules. This SBP excludes the application of the 1980 United Nations Convention on Contracts for the International Sale of Goods.
Spirit hereby irrevocably consents to and submits itself exclusively to the jurisdiction of the applicable courts of King County, Washington and the federal courts of Washington State for the purpose of any suit, action or other judicial proceeding arising out of or connected with any Order or the performance or subject matter thereof. Spirit hereby waives and agrees not to assert by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that (a) Spirit is not personally subject to the jurisdiction of the above-named courts, (b) the suit, action or proceeding is brought in an inconvenient forum or (c) the venue of the suit, action or proceeding is improper.

32.0	SURVIVAL
Without limiting any other survival provision contained herein and notwithstanding any other provision of this SBP or the GTA to the contrary, the representations, covenants, agreements and obligations of the Parties set forth in SBP Section 2.7 “Order of Precedence”, SBP Section 12.9 “Responsibility for Property”, SBP Section 14.0 “Warranty”, SBP Section 15.0 “Intellectual Property”, SBP Section 16.0 “Boeing’s Rights in Spirit’s Patents, Copyrights, Trade Secrets and Tooling”, SBP Section 17.0 “Proprietary Information and Materials”, SBP Section 18.0 “Software Proprietary Information Rights”, SBP Section 19.0 “Infringement”, SBP Section 25.0 “On-Site Support Requirements” (if applicable), SBP Section 26.0 “Property Insurance”, SBP Section 28.0 “Non-Waiver/Partial Invalidity”, SBP Section 31.0 “Applicable Law” and this SBP Section 32.0 shall survive any cancellation, termination or expiration of this SBP, any assignment of this SBP or any payment and performance of any or all of the other obligations of the Parties hereunder. Termination or cancellation of any part of this SBP shall not alter or affect any part of this SBP, which has not been terminated or cancelled. It is the intention of the Parties that this SBP and the GTA shall terminate or expire at the same time and, accordingly, this SBP shall not survive (except as provided in this SBP Section 32.0) following the expiration or termination of the GTA.

33.0	INVENTORY AT CONTRACT COMPLETION
Subsequent to Spirit’s last delivery of Product(s) which contain, convey, embody or were manufactured in accordance with or by reference to Boeing’s Proprietary Information and Materials, including but not limited to finished goods, work-in-process and detail components (hereafter “Inventory”), which is in excess of Order quantity, such Inventory shall be made available to Boeing for purchase for

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

a reasonable period of time. In the event Boeing, in its sole discretion, elects not to purchase the Inventory, Spirit may scrap the Inventory. Prior to scrapping the Inventory, Spirit shall mutilate it or otherwise render it unusable. Spirit shall maintain, pursuant to its quality assurance system, records certifying destruction of the applicable Inventory. Said certification shall state the method and date of mutilation and destruction of the subject Inventory. Boeing or applicable regulatory agencies shall have the right to review and inspect these records at any time it reasonably deems necessary. In the event Spirit elects to maintain the Inventory, Spirit shall maintain accountability for the Inventory and Spirit shall not sell or provide the Inventory to any Third Party without prior specific written authorization from Boeing. Failure to comply with these requirements shall be a material breach of this SBP. Nothing in this SBP Section 33.0 prohibits Spirit from making legal sales directly to the United States of America government.

34.0	DISPOSITION OF TOOLING
In the event Boeing exercises its rights with respect to Tooling under GTA Section 7.0 “Termination for Convenience”, GTA Section 8.0 “Events of Default and Remedies” or GTA Section 9.3 “Transfer of Certain Property”, Spirit shall transfer to Boeing any and all Tooling requested by Boeing free and clear of any and all liens, claims or rights of any third party.

35.0	COUNTERPARTS
This SBP and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

36.0	AMENDMENTS
Except as otherwise expressly provided herein, the terms of this SBP shall not be amended, or deemed amended, except by a written instrument signed by the duly authorized representatives of both Parties.

37.0	RESTRICTIONS ON LOBBYING

37.1	Applicability
SBP Section 37.0 applies to all Sellers, domestic and foreign if:
Seller’s Product is sold by Boeing, individually or incorporated into another product such as an Aircraft, to a Customer who finances the purchase of the Product or product with a direct loan from the Export-Import Bank of the United States (“Direct Loan”), and

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

The Shipset price of the Product, combined with the Shipset prices of any other items sold to Boeing by Seller which are incorporated into the product sold to the Customer, exceeds $[*****].

37.2	Certification
Boeing will notify Seller in writing if it believes the conditions of 37.1 are met and the below described certificate and disclosure form are required. If applicable, Boeing will also identify the Aircraft being financed.
Upon receipt of such notice, Seller will execute an “Anti-Lobbying Certificate” substantially in the form of Attachment 24 to this SBP and, if applicable, Standard Form-LLL, “Disclosure Form to Report Lobbying.” (a copy of the form can be found at http://www.ahrq.gov/downloads/pub/rfp010003/lobbying.pdf )
Seller will provide the executed certificate to the Boeing Procurement Representative. Also, Seller will forward to the Boeing Procurement Representative any originals of the Standard Form-LLL received by Seller from its subcontractors of any tier promptly upon Seller’s receipt.

37.3	Flow Down
With respect to any Direct Loan, the substance of this SBP BCA-MS-65530-0019 Section 37.0 shall apply to all of Seller’s suppliers of any tier who supply items with a Shipset price exceeding $[*****]. Seller agrees to incorporate the substance of SBP BCA-MS-65530-0019 Section 37.0 in all applicable subcontracts.

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BOEING	SPIRIT AEROSYSTEMS, INC.

THE BOEING COMPANY	SPIRIT AEROSYSTEMS, INC.
Acting By and Through
Boeing Commercial Airplanes

/s/ Alicia Mauldin	/s/ Clint Cotner
Name: Alicia Mauldin	Name: Clint Cotner
Title: Procurement Agent	Title: Contracts Administrator
Date: 12/19/2012	Date: 12/14/2012

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING
(Reference SBP Sections 3.1.1, 3.4.1, 4.1, 4.3.4.3, 4.7, 5.8, 22.0; GTA Section 1)

FOR PURPOSES OF SBP Section 3.1, “OBLIGATION TO PURCHASE AND SELL,” Boeing shall be defined as the following organizations, divisions, groups or entities:
BCA Suppler Management, The Boeing Company, Seattle, WA
The price for Products to be delivered on or before [*****], except as otherwise noted below, will be as follows:

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

Advance Payments for Recurring

(See Recurring page for Advance Payment Recovery (per Shipset))

Years	Section 41 & NLG	Pylons	Wing Leading Edges		Totals
[*****]					

Non-Recurring Value Agreements

Estimated MS Timing	Section 41 & NLG		Pylons		Wing Leading Edges		Totals	
	R&D	Other D/MI NR	R&D	Other D/MI NR	R&D	Other D/MI NR	R&D	Other D/MI NR
[*****]								

Advance Payments For Remaining Other D/MI NR Balance

Years	Section 41 & NLG	Pylons	Wing Leading Edges		Totals
[*****]					

Advance Payments Recovery of Remaining Other D/MI NR Balance

Shipset	Section 41 & NLG	Pylons	Wing Leading		Totals
[*****]					

Incentive Plan Payments *(Reference SBP Section 4.9)*

Periods	Section 41 & NLG		Pylons		Wing Leading Edges		Totals	
	R&D	Other D/MI NR	R&D	Other D/MI NR	R&D	Other D/MI NR	R&D	Other D/MI NR
[*****]								

Incentive Plan for Quality Payments *(Reference SBP Section 4.11)*

Payment Year	Totals
[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(Reference SBP Sections 3.3.2.1, 3.3.2.2, 3.3.4.6, 3.4.1; GTA Section 1.0N, 1.0.P)

A.    Configuration

The configuration of each Production Article shall be as described in the Integrated Control Station Plan revision identified below, and in the Contract Change Notices listed in Paragraph B below as such Contract Change Notices relate to the configuration of any Production Article

Type	Product Number	Name	Manufacturing Change Level	Current Mfg Frozen LN	Extended Eff (Usage)
[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS
PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (Continued)

Type	Product Number	Name	Manufacturing Change Level	Current Mfg Frozen LN	Extended Eff (Usage)
[*****]

B.    Contract Change Notices

The following Contract Change Notices (CCN’s) are hereby incorporated into this SBP.

B.1	Non-D/MI Contract Change Notices:

All CCN’s listed in this Section B.1 are inclusive of all revisions and cancellations issued on or before December 21, 2010:

CCN 1 through 318, 320 through 542, 544 through 762, 764 through 766, 768 through 779, 781 through 871, 873 through 889, 891 through 984, 986 through 990, 992 through 1024, 1028 through 1100, 1102 through 1142, 1144 through 1148, 1150 through 1162, 1164 through 1170, 1172 through 1240, 1242 through 1295, 1298 through 1420, 1422 through 1440, 1442 through 1452, 1454 through 1461, 1463 through 1472, 1474 through 1503, 1505 through 1564, 1566 through 1593, 1595 through 1611, 1613 through 1616, 1618 through 1623, 1625 through 1633, 1635 through 1658, 1661 through 1671, 1673 through 1686, 1688 through 1696, 1698, 1700 through 1709, 1710, 1712 through 1716, 1718 through 1748, 1750, 1751, 1753 through 1763, 1765 through 1810, 1814 through 1833, 1837 through 1844, 1846 through 1856, 1858 through 1866, 1868 through 1895, 1897, 1898, 1901, 1904 through 1906, 1908, 1909, 1911 through 1914, 1919, 1921 through 1925, 1928, 1933 through 1937, 1940 through 1943, 1946 through 1950, 1952 through 1963, 1968, 1973 through 1976, 1980, 1982, 1984, 1985, 1988 through 1993, 1995, 1999, 2000, 2004, 2005, 2007, 2014 through 2019, 2021.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment 19 Exhibit 2 SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (Continued)

B.2	D/MI PtP Contract Change Notices:

Section 41 D/MI CCN’s: 1163, 1241, 1915, 1916, 2158, 2159, 2168

Pylon D/MI CCN: 2166

Wing LE D/MI CCN: 2167

CCN’s listed above are inclusive of any numerical formatting convention, i.e. CCN 1 is the same as CCN-00001 or CCN 0001.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS
PRICE STATUS AND SUMMARY TABLES
(Reference SBP Section 7.8.2)

Price Status and Summary Tables - Section 41

	Work Package	Total Recurring Price Adjustment for Shipsets [*****] - [*****]	Total Recurring Price for Shipsets [*****] - [*****]	Recurring Unit Price Adjustment for [*****] - [*****]	Recurring Unit Price for [*****] - [*****]	Recurring Unit Price Adjustment for [*****] thru yr [*****]	Recurring Unit Price for [*****] thru yr [*****]
Contract Award	Section 41	[*****]
Amend 6	Section 41
Amend 11	Section 41
Amend 12	Section 41
Amend 13	Section 41
Amend 14	Section 41
Amend 15	Section 41
Amend 16	Section 41
		Total [*****]	Total [*****]
Amend 17	Section 41	[*****]	[*****]
Amend 18	Section 41
Amend 19	Section 41

Price Status and Summary Tables - Pylon

	Work Package	Total Recurring Price Adjustment for Shipsets [*****] - [*****]	Total Recurring Price for Shipsets [*****] - [*****]	Recurring Unit Price Adjustment for [*****] - [*****]	Recurring Unit Price for [*****] - [*****]	Recurring Unit Price Adjustment for [*****] thru yr [*****]	Recurring Unit Price for [*****] thru yr [*****]
Contract Award	Pylon	[*****]
Amend 8	Pylon
Amend 9	Pylon
Amend 11	Pylon
Amend 12	Pylon
Amend 13	Pylon
Amend 14	Pylon
Amend 15	Pylon
Amend 16	Pylon
		Total [*****]	Total [*****]
Amend 17	Pylon	[*****]	[*****]
Amend 18	Pylon
Amend 19	Pylon

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS
PRICE STATUS AND SUMMARY TABLES (Cont.)

Price Status and Summary Tables - Wing Leading Edge

	Work Package	Total Recurring Price Adjustment for Shipsets [*****] - [*****]	Total Recurring Price for Shipsets [*****] - [*****]	Recurring Unit Price Adjustment for [*****] - [*****]	Recurring Unit Price for [*****] - [*****]	Recurring Unit Price Adjustment for [*****] thru yr [*****]	Recurring Unit Price for [*****] thru yr [*****]
Contract Award	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 9	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 11	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 12	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 13	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 14	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 15	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Amend 16	Wing LE	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
		Total [*****]	Total [*****]
Amend 17	Wing LE	[*****]	[*****]
Amend 18	Wing LE	[*****]	[*****]
Amend 19	Wing LE	[*****]	[*****]

Price Status and Summary Tables - Nose Landing Gear

	Work Package	Total Recurring Price Adjustment for Shipsets [*****] - [*****]	Total Recurring Price for Shipsets [*****] - [*****]	Recurring Unit Price Adjustment for [*****] - [*****]	Recurring Unit Price for [*****] - [*****]	Recurring Unit Price Adjustment for [*****] thru yr [*****]	Recurring Unit Price for [*****] thru yr [*****]
Contract Award	Nose LG	[*****]
Amend 17	Nose LG	[*****]
Amend 18	Nose LG
Amend 19	Nose LG

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS
PRICE STATUS AND SUMMARY TABLES (Cont.)

Price Status and Summary Tables - Nonrecurring Prices

Amendment	Work Package	R&D Nonrecurring Price Adjustment	Total R&D Nonrecurring Price	Other Nonrecurring Price Adjustment	Total Other Nonrecurring
Amendment 17	Sec 41	[*****]
Amendment 17	Pylon
Amendment 17	Wing LE
Amendment 18	Sec 41	[*****]
Amendment 18	Pylon
Amendment 18	Wing LE
Amendment 19	Sec 41	[*****]
Amendment 19	Pylon
Amendment 19	Wing LE

Price Status and Summary Tables - Other Pricing

	Description	Price
Amendment 1	2nd Fatigue Section 41 Barrel	[*****]
Amendment 2	COPB5 Test Article	[*****]

SBP ATTACHMENT 4 TO

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SPECIAL BUSINESS PROVISIONS

WORK STATEMENT DOCUMENTS
(Reference SBP Sections 3.3.1, 3.3.2.1, 3.3.3, 3.3.4.6, 3.4.5, 3.4.8,
3.4.9, 3.6.1, 4.5, 7.2.1, 12.3, 21.0, 22.0, 23.1; GTA Section 1.0.P)

Spirit’s statement of work includes the following documents and all other documents reference therein:

WORK STATEMENT DOCUMENTS

Document Nomenclature	Document Number
Configuration Memo for Wing LE (787-9)	[*****] Rev New [*****] (Model 763-589-9_Spirit_S_14-16)
Configuration Memo for Section 41 (787-9)	[*****] Rev New [*****] Model 763-589-9_Spirit_S_41
Configuration Memo for Pylon (787-9)	[*****] Rev New [*****] Model 763-589-9_Spirit_Pylon
Boeing/Seller Responsibility, Accountability, Authority for 787 Program (RAA)	[*****]
Commonality Matrix	[*****]
PSAD	D6-83069-MidWestern, Rev A (5/5/05)

SBP ATTACHMENT 5 TO

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SPECIAL BUSINESS PROVISIONS

BOEING AOG COVERAGE
(Reference SBP Section 3.5.3)

*	NORMAL HOURS BOEING’S PROCUREMENT REPRESENTATIVE
Approximately 5:30 a.m. - 6:00 p.m.

*	Performs all functions of procurement process.

*	Manages formal communication with Spirit.

*	SECOND SHIFT - AOG PROCUREMENT SUPPORT
3:00 p.m. - 11:00 p.m.

*	May place order and assist with commitment and shipping information, working with several suppliers on a priority basis.

*	Provides a communication link between Spirit and Boeing.

*	24 HOUR AOG SERVICE - AOG CUSTOMER REPRESENTATIVE (CUSTOMER SERVICE DIVISION) (206) 662-7200

*	Support commitment information particularly with urgent orders.

*	Customer Service Representative needs (if available):

1.	Part Number

2.	Boeing Purchase Order

3.	Airline Customer & customer purchase order number

4.	Boeing S.I.S. #

If Spirit is unable to contact any of the above, please provide AOG/Critical shipping information notification via FAX using Boeing AOG/Critical shipping notification form (SBP Attachment 6).

SBP ATTACHMENT 6 TO

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SPECIAL BUSINESS PROVISIONS

BOEING AOG
SHIPPING NOTIFICATION
(Reference SBP Section 3.5.3)

To: FAX:	(206) 662-7145	Phone:	(206) 662-7200
Procurement Agent Name:		Phone:
From:		Today’s Date:

Part Number:		Customer P.O.:
Customer:		Ship Date:
Qty Shipped:		*SIS Number:
Boeing P.O.:		Pack Sheet:
*Airway Bill:		or Invoice:
Carrier:		*Flight #:
Freight Forwarder:

*If Applicable

SHIPPED TO:

*	(check one)

*	Boeing

*	Direct Ship to Customer

*	Direct Ship to Spirit

Remarks:

If unable to contact Procurement Agent, please use this form to fax shipping information.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 7 TO
SPECIAL BUSINESS PROVISIONS

PRICED PARTS LIST AND SPARES PRICING
(Reference SBP Sections 3.3.2.1, 3.3.4.6, 3.5.2.1, 4.3.1, 4.3.4.1, 4.3.4.2, 4.3.2, 4.5, 4.6.1, 4.6.2, 12.1.3, 12.10.1)

A.	Template for Creation of IPPL and Spare Parts Price Catalog (SPPC) as defined in SBP Section 3.5

IPPL Outline and Criteria
Initial IPPL Bill of Material will be representative of BP 20.
Indentured Parts list will be priced to a spareable part level.
IPPL pricing will be equivalent the detail part pricing reflective of the [*****] Price based on an [*****] units.
IPPL Pricing would not include Standards. Parties will establish a separate pricing list for Standards using [*****] methodology.
IPPL Pricing to be updated with the annual price reset activity if necessary.
IPPL Document to list [*****] price for details and for assemblies (not including [*******])

SBP ATTACHMENT 8 TO

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SPECIAL BUSINESS PROVISIONS

Spirit DATA SUBMITTALS
(Reference SBP Sections 7.5, 9.2)

EXAMPLES

1.	Program Status Reports (as requested by Boeing)

2.	Spirit’s program progress reports, highlighting significant accomplishments and critical program issues, etc.

3.	Product Definition Milestone Schedule (as requested by Boeing)

4.	Spirit’s Product Definition schedule depicting key milestone events to support program requirements.

5.	Manufacturing Milestone Schedule (as requested by Boeing)

6.	Spirit’s manufacturing schedule depicting key milestone events to support program requirements.

7.	Certified Tool List

8.	Spirit’s Certified Tool Lists for identifying all accountable tools, including any subsequent new, reworked or re-identified tools affecting the first production spares Product.

9.	Problem Reports (as required)

10.	Spirit’s written notification to Boeing of program problems, potential program impact and corrective action.

11.	AOG Spares Support Plan

12.	Spirit ‘s written plan describing Spirit’s procedure for supporting AOG spares delivery requirements. Refer to SBP Section 3.5.3 for details.

13.	Order Readiness Matrix

14.
Spirit’s plan (matrix) identifying pre-manufacturing activities, such as, material procurement, tooling, planning and manufacturing readiness, that must be prioritized and completed prior to manufacture of a spares Product.

15.	Total Cost Management Plan

16.	Within six months of the effective date of this SBP Spirit will submit a TCM plan as required under SBP Section 7.5.

SBP ATTACHMENT 9 TO

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SPECIAL BUSINESS PROVISIONS

On-Site Terms and Conditions Supplement
(Reference SBP Section 25.1.8)

To be negotiated and established in the event Spirit or Spirit’s subcontractor performs any aspect of its work under this SBP involving activities potentially creating environmental or safety issues at a Boeing facility.

SBP ATTACHMENT 10 TO

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SPECIAL BUSINESS PROVISIONS

QUALITY ASSURANCE REQUIREMENTS
(Reference SBP Section 8.1)

A10.1	Documents Incorporated by Reference
In addition to any other documents incorporated elsewhere in this SBP or the GTA by reference, Spirit is required to maintain compliance with the following documents as may be revised from time to time and incorporated herein and made a part of this SBP by reference with full force and effect, as if set out in full text:

A10.1.1	Document AS/EN/JISQ 9100, “Quality Systems - Aerospace - Model for Quality Assurance in Design, Development, Production, Installation and Servicing”

A10.1.2	Document AS/EN/SJAC 9102, “Aerospace First Article Inspection (FAI) Requirement”
Spirit shall perform First Article Inspections (FAIs) in accordance with AS/EN/SJAC 9102. First article inspections for certain non-critical detail components may be waived, as agreed by Spirit and Boeing.

A10.1.3	Boeing Document [*****]
This document defines the approved sources for special processing, composite raw materials, composite products, aircraft bearings, designated fasteners, and metallic raw materials.

A10.2	AS/EN/JISQ 9100 Certification/Registration
Spirit shall maintain an accredited aerospace industry certification/registration to AS/EN/JISQ 9100. Boeing reserves the right to make final determination regarding Spirit compliance to quality management system requirements.
Boeing recognition of Spirit’s Aerospace Quality Management System certification/registration does not affect the right of Boeing to conduct audits and issue findings at the Spirit’s facility. Boeing reserves the right to provide Boeing-identified quality system findings, associated quality system data, and quality performance data to the Spirit’s CRB.
SBP ATTACHMENT 10 TO
SPECIAL BUSINESS PROVISIONS

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

QUALITY ASSURANCE REQUIREMENTS (Cont.)

Spirit shall ensure the following relative to AQMS certification:

A10.2.1	Accreditation of Certification/Registration Body
The certification/registration body (CRB) is accredited to perform aerospace quality management system (AQMS) assessments. The CRB must use approved auditors and operate in accordance with the corresponding International Aerospace Quality Group (IAQG) certification/registration scheme.
NOTE:    IAQG sanctioned certification/registration schemes include but are not limited to AIR 5359, SJAC 9010, TS157, etc. Reference IAQG website for listing of accredited CRBs: http://www.iaqg.sae.org/iaqg/audit_information/registrars.htm.

A10.2.2	Records of Certification/Registration
Spirit maintains objective evidence of CRB certification/registration on file at Spirit’s facility. Objective evidence shall include:

a.	The accredited AQMS certificate(s) of registration;

b.	The audit report(s), including all information pertaining to the audit results in accordance with the applicable certification/registration scheme;

c.	Copies of all CRB finding(s), objective evidence of acceptance of corrective action(s), and closure of the finding(s).
NOTE:    Certification records shall be maintained in accordance with Boeing specified contractual quality record retention requirements.

A10.2.3	Right of Access to CRB
The CRB services agreement provides for “right of access” to all CRB records by Boeing, applicable accreditation body, applicable Registrar Management Committee (RMC) and other regulatory or government bodies for the purpose of verifying CRB certification/registration criteria and methods are in accordance with the applicable IAQG certification/registration scheme.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 10 TO
SPECIAL BUSINESS PROVISIONS

QUALITY ASSURANCE REQUIREMENTS (Cont.)

A10.2.4	Audit Results/Data Reporting to IAQG
The CRB has Spirit’s written permission to provide audit results/data to IAQG membership as required by the applicable IAQG certification/registration scheme.

A10.2.5	Notification to Boeing of Change in Status
Boeing is immediately notified in writing should the Spirit’s certification/registration be suspended or withdrawn, or accreditation status of Spirit’s CRB be withdrawn. Send email notification to grpcrboversightrep@boeing.com .

A10.2.6	Provision of Boeing Quality Data to CRB
Boeing-identified findings and Spirit’s quality performance data is provided to the CRB during certification/registration and surveillance activity.

A10.2.7	CRB Access to Proprietary Data
CRB shall be provided access to applicable proprietary data (including Boeing proprietary data) to the extent necessary to assess supplier compliance to AQMS requirements. CRB shall agree to keep confidential and protect Boeing proprietary information under terms no less stringent than Spirit’s contractual agreement with Boeing. Spirit will assure that such information is conspicuously marked “BOEING PROPRIETARY.”

A10.2.8	Spirit Compliance with CRB Requirements
Spirit complies with all CRB requirements imposed to issue and maintain certification/registration.

A10.3	Additional Quality Assurance Requirements

A10.3.1	Relocation/Subcontract Notification
Spirit shall not relocate or subcontract any Category I or II without written Boeing acceptance. Notification to Boeing should be made to the Procurement Agent who manages the Spirit contract and shall contain the subcontractor name, address, telephone number, QA manager name, applicable part numbers, and part descriptions. Category I and II work is defined in FAA Order 8120.2, Appendix 4.”

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 10 TO
SPECIAL BUSINESS PROVISIONS

QUALITY ASSURANCE REQUIREMENTS (Cont.)

A10.3.2	English Language

When specifically requested by Boeing, Spirit shall make requested quality data or approved design data available in the English language.
A10.3.3    Nadcap Accreditation
Spirit and Spirit’s processor/supplier base shall be Nadcap accredited for equivalent/similar technologies requiring Nadcap accreditation under Boeing document D1-4426, Approved Process Sources. A separate D1-4426 approval is not required and Spirit’s specifications may or may not be listed in the Nadcap specification list for the applicable technologies. Equivalent technologies are non-Boeing process or material specifications incorporated into Spirit’s design, including but not limited to military, government, industry and Spirit specifications.

A10.4	Guidance Documents
Refer to the following documents for guidance relative to AS/EN/JISQ 9100 requirements:

A10.4.1	Document AS/EN/SJAC 9103, “Variation Management of Key Characteristics”

A10.4.2	Document AS9006, “Deliverable Aerospace Software Supplement for AS9100A Quality Management Systems - Aerospace - Requirements for Software (based on AS9100A)”

A10.4.3	Boeing Document [*****]

A10.4.4	Document [*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 11 TO
SPECIAL BUSINESS PROVISIONS
Boeing Commercial Airplanes (BCA) SECOND TIER REPORT (Reference SBP Section 9.6)

Spirit Name:			Date:
Spirit Contact: Phone:
BCA Procurement Agent Contact: Phone:
BCA Purchase Contract #:
Reporting Period * Jan - Mar Apr - Jun July - Sept Oct - Dec			Year:
Definitions **
Small Business (SB)
The term “small business” shall mean a small business as defined pursuant to Section 3 of the Small Business Act (15 U.S.C.A. 632) and relevant regulations issued pursuant thereto. Generally, this means a small business organized for profit, it is independently owned and operated, is not dominant in the field of operations in which it is bidding, and meets the size standards as prescribed in Government regulations. (Includes SDBs, SMBEs and WOSBs)

Small Disadvantaged business (SDB)
A small business certified by the U.S. Small Business Administration as a socially and economically small disadvantaged business for consideration of Government set-a-side contracting opportunities and business development. (Includes SDBs who are women-owned)

Small Minority Business Enterprise (SMBE)
A small business that is at least 51 percent owned, operated and controlled by a minority group member (Asian, Black, Hispanic, and Native Americans); or, in the case of a publicly-owned business, at least 51% of the stock is owned by one or more minority group members and such individuals control the management and daily operations. (Includes SDBs)

Women-owned Small Business (WOSB)
A small business concern that is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women. (Includes WOSBs who are also SDBs)

Contract Dollars Received by Spirit
A.	Boeing Commercial Airplanes contract dollars received by Spirit for the above reporting period* (report in whole numbers): $________________________________
Value of Subcontract 2nd Tier Dollars Awarded (for Boeing Commercial Airplanes Purchase Contracts ONLY)
Diversity Category		Reporting Period (see above*)
		Dollars (report in whole numbers)	Percent of Spirit Dollars
B.	Small Business (SB)		(B ÷ A)
C.	Small Minority Business Enterprise (SMBE)		(C ÷ A)
D.	Women-owned Small Business (WOSB)		(D ÷ A)
Authorized Company Representative (Print):		Authorized Company Representative (Signature): Date:

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 12 TO
SPECIAL BUSINESS PROVISIONS

NON-U.S. PROCUREMENT REPORT FORM
(Spirit to Submit)
(Reference SBP Sections 12.7.1, 12.7.2)

Spirit Name	Country	Commodity/ Nomenclature	Bid Dollars	Contracted Dollars

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 13 TO
SPECIAL BUSINESS PROVISIONS

[Reserved]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 14 TO
SPECIAL BUSINESS PROVISIONS
PRODUCTION ARTICLE DELIVERY SCHEDULE
(Reference SBP Sections 3.3.2.2, 3.3.4.1, 3.4.2.1)

A14.1 Deliveries to Boeing Final Assembly and Delivery (FA&D)

The Production Article Delivery Schedule for Final Assembly & Delivery (FA&D) will be established from the Master Schedule-on-the-Web Process described in Document [*****] accessed through Boeing’s Boeing Partner Network/Content Delivery Service (BPN/CDS) (see [*****] and [*****]).

The CDS schedule represents the required On-dock dates for deliveries to FA&D. Spirit shall access CDS and use the information contained therein for managing deliveries to FA&D.

If Spirit delivers by utilizing the LCF, Spirit shall utilize [*****] for the precise formula to derive the LCF ready to ship date (RTS).

A14.2 Deliveries to a non-Boeing site or consuming partner (non-Boeing FA&D):

The Production Article Delivery Schedule shall be established and documented in accordance with [*****]. The Production Article Delivery Schedule will be located within the Exostar SCMP system and will be provided by the consuming partner. If Spirit delivers by utilizing the LCF, Spirit shall utilize Document [*****] for the precise formula to derive the LCF ready to ship date (RTS).

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SCHEDULE CHANGE EXAMPLES

(Reference SBP Section 7.4)

DECELERATION EXAMPLE

Current Shipset Price = $[*****]

Notification given the last day of Month [*****]
Impact through the last day of Month [*****]

Month	[*****]

Baseline Schedule	[*****]

Revised Schedule	[*****]

Shipsets affected by month	[*****]

Shipset Months	[*****]
Total Shipset Months	[*****]

Total Shipsets affected: [*****]
Total Shipset months: [*****]

Value= Shipset Price * [*****] * Total Shipset Months
= [*****]
= [*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 15 TO
SPECIAL BUSINESS PROVISIONS

SCHEDULE CHANGE EXAMPLES (Cont.)

ACCELERATION EXAMPLE

Notification given the last day of Month [*****]
Impact through the last day of Month [*****]

Month	[*****]

Baseline Schedule	[*****]

Revised Schedule	[*****]

Shipsets affected by month	[*****]

Shipset Months	[*****]
Total Shipset Months	[*****]

Total Shipsets affected: [*****]
Total Shipset months: [*****]

Value: [*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES
(Reference SBP Sections 7.2.3.1, 7.2.3.2, 7.8.1, 11.1, 12.10.1)

A.     Boeing Performed Repair and Rework

Prices for Boeing performed repair and rework (including traveled or incomplete work) shall utilize the following methodology

A.1	Price for non-conformance and traveled work identified in Spirit Generated Line Unit OSSN EPD (Open Ship Short Notification Emergent Process Document)

Definitions for Traveled Work Nomenclature:
SOI-A = All Traveled Work other than SOI-B
SOI-B = Traveled work resulting from PMI delivery delays that are the responsibility of Boeing or written instructions by Boeing to not complete certain Spirit responsible work.

Upon delivery of any Product by Spirit, all exceptions to defined configuration are documented by Spirit in a product known as a OSSN EPD or through other approved processes. Upon analysis by Boeing of such OSSN EPDs or other Spirit documented product, Boeing will establish incomplete work, repair and rework to be accomplished at Boeing’s facility. Incomplete Spirit work shall be comprised of incomplete work that is 1) due to Spirit (SOI-A) and 2) due to Boeing (SOI-B). The definition of this incomplete work will be documented in a product known as a “Closure Report”, or through other approved processes. Upon release of a line number Closure Report, or other documentation through approved processes, Boeing shall notify Spirit of the total quantity of SOI’s planned by Boeing for such Shipset multiplied by the prices per unit in table A.1.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Boeing shall notify Spirit of the total number of Line Unit OSSN EPDs due to traveled non-conformances. These shall be multiplied by the prices per unit in table A.1. The resulting values shall be the costs and expenses incurred by Boeing for such repair or rework as provided in SBP Section 11.1.

Table A.1

Traveled Work Nomenclature	Price Per Unit
SOI-A	$[*****]
SOI-B	$[*****]
Non-conformance EPD	$[*****]

A.2	Price for non-conformance, repair or rework identified at Boeing

Boeing shall consolidate and notify Spirit in a timely manner of all non-conformance EPDs identified at Boeing deemed to be Spirit responsibility. Spirit shall notify Boeing in a timely manner of any exceptions to the assignment of responsibility of any non-conformance EPD. The Parties shall work in good faith to resolve such exceptions.

Upon delivery of an Aircraft to Boeing’s customer, Boeing shall notify Spirit of all non-conformance EPDs identified at Boeing for such Shipset multiplied by the prices per unit in table A.1. The resulting value shall be the costs and expenses incurred by Boeing for such repair or rework as provided in SBP Section 11.1.

A.3    Other incomplete work, repair or rework

For any other incomplete work, repair or rework, including such work performed at a consuming partner/supplier, Boeing shall notify Spirit of the costs and expenses incurred by Boeing for such repair and rework.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

A.4     Process for updating prices for Boeing performed traveled work, repair and rework

In the third calendar quarter of each year, the fixed prices for traveled work, repair and rework shall be updated.

The value for SOI-A shall be updated based on the following:
The total quantity of Boeing direct factory labor hours expended from January 1 through June 30 (occurring in the same year the third quarter update is being calculated) for those SOI’s completed by Boeing in those calendar months, shall be divided by the total quantity of the same SOI’s used to establish the total quantity of Boeing direct factory labor hours. The result shall be the average direct factory labor hours per SOI-A. [*****] additional [*****] shall be added to this average to account for additional support labor (M.E. Planning) not included in the above calculation or the Boeing wrap rate. The sum of the average hours per SOI-A plus [*****] shall be multiplied by the Boeing developed wrap rates. Boeing developed wrap rates shall reflect any annual changes in Boeing rates utilized for traveled work, repair and rework. The result shall be the fixed dollars per SOI-A for such work.

The value for SOI-B’s shall be updated based on the following:
The average direct labor hours per SOI-A described above shall be divided by [*****] and multiplied by the Spirit developed wrap as calculated in SBP Attachment 16, Paragraph C. This calculation shall exclude the additional [*****] incorporated in to the SOI-A calculation.

The value for Non-conformance EPD’s shall be updated based on the following:
The total quantity of Boeing direct factory labor hours expended from January 1 through June 30 (occurring in the same year the third quarter update is being calculated) for those EPD’s completed by Boeing in those calendar months, shall be divided by the total quantity of the same EPD’s used to establish the total quantity of Boeing direct factory labor hours. The result shall be the average direct factory labor hours per EPD. [*****] additional [*****] shall be added to this average to account for additional overhead not included in the above calculation or the Boeing wrap rate. The sum of the average hours per EPD plus [*****] additional [*****] shall be multiplied by the Boeing developed wrap rates for EPD work. Boeing developed wrap rates shall reflect any annual changes in Boeing

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

rates utilized for traveled work, repair and rework. The result shall be the fixed dollars per EPD for such work.

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

During any update, the Parties may review the relationship of the Boeing direct factory labor hours and the hours of Boeing support to total rework hours and adjust the CER accordingly.

These updated values shall be effective beginning October 1st of each year and shall be in effect until the subsequent annual update.

B.     Derivative Pricing

The Price for any derivative shall utilize the methodology set forth in SBP Attachment 16, Section D.

The baseline CER values utilized to establish the Price for the 787-9, shall be as follows:

Section 41

Fabrication dollars, these dollars include aluminum, titanium, composites and other. Other includes such elements as sealant, fasteners, coatings and other miscellaneous	Total Fabrication Dollars	[*****]

Total Assembly and Support dollars. This includes such elements as recurring assembly, Eng, ME, IE and other support functions	Assembly and Support	[*****]

Amortized Non-recurring included in baseline below	NR Amortization	[*****]

Baseline Price [*****] Shipsets	Baseline	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

Wing Leading Edge

Fabrication dollars, these dollars include aluminum, titanium, composites and other. Other includes such elements as sealant, fasteners, coatings and other miscellaneous	Total Fabrication Dollars	[*****]

Total Assembly and Support dollars. This includes such elements as recurring assembly, Eng, ME, IE and other support functions	Assembly and Support	[*****]

Amortized Non-recurring included in baseline below	NR Amortization	[*****]

Baseline Price [*****] Shipsets	Baseline	[*****]

Pylon

Fabrication dollars, these dollars include aluminum, titanium, composites and other. Other includes such elements as sealant, fasteners, coatings and other miscellaneous	Total Fabrication Dollars	[*****]

Total Assembly and Support dollars. This includes such elements as recurring assembly, Eng, ME, IE and other support functions	Assembly and Support	[*****]

Amortized Non-recurring included in baseline below	NR Amortization	[*****]

Baseline Price [*****] Shipsets	Baseline	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

Fabrication - Baseline recurring cost estimating relationships for the Fabrication category:

A. Baseline weights used to establish baseline pricing. (Excludes PMI)	Material Type	Baseline Weights Summary Level (lbs)	Material Type Detailed Level (lbs)	Baseline Weights Detailed Level (lbs)
Section 41	Aluminum	[*****]		[*****]
	Titanium	[*****]		[*****]
	Composite	[*****]		[*****]
	Other	[*****]		[*****]
	Total	[*****]		[*****]
Wing Leading Edge	Aluminum	[*****]		[*****]
	Titanium* (*Includes splice straps and roller bolts)	[*****]		[*****]
	Composite	[*****]		[*****]
	Other	[*****]	Steel	[*****]
			Remaining Other	[*****]
	Total	[*****]		[*****]
Pylon (simple average of [*****] and [*****])	Aluminum	[*****]		[*****]
	Titanium	[*****]	Ti 5-5-5-3	[*****]
			All other Ti	[*****]
	Composite	[*****]	CFRP	[*****]
			All other Comp	[*****]
	Other	[*****]	Steel	[*****]
			Remaining Other	[*****]
	Total	[*****]		[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

B. Cost factors for the materials that make up the baseline weights in order to allocate the fabrication dollars. These cost factors reflect relative associated complexity ($ per lb) of each material.	Material Types Detailed Level	Relative Cost Factors Detailed Level
Section 41	Aluminum	[*****]
	Titanium	[*****]
	Composite	[*****]
	Other	[*****]
Wing Leading Edge	Aluminum	[*****]
	Titanium	[*****]
	Composite	[*****]
	Steel	[*****]
	All other Other	[*****]
Pylon	Aluminum	[*****]
	Ti-5553	[*****]
	All other Ti	[*****]
	CFRP	[*****]
	All other Comp	[*****]
	Steel	[*****]
	All other Other	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

C. Resulting baseline $ per pound as a result of the factors used above.	Material Type Detailed Level	Dollars per pound Detailed Level
Section 41	Aluminum	[*****]
	Titanium	[*****]
	Composite	[*****]
	Other	[*****]
Wing Leading Edge	Aluminum	[*****]
	Titanium	[*****]
	Composite	[*****]
	Steel	[*****]
	All other Other	[*****]
Pylon	Aluminum	[*****]
	Ti 5-5-5-3	[*****]
	All other Ti	[*****]
	CFRP	[*****]
	All other Comp	[*****]
	Steel	[*****]
	All other Other	[*****]

Assembly and Support - Baseline recurring Cost Estimating Relationships for the Assembly and Support category:

A. Baseline values used to establish baseline pricing.	Total Assembly & Support $	Total In-House Assembled/Installed Part Count	$ per Part
Section 41	[*****]	[*****]	[*****]
Wing Leading Edge	[*****]	[*****]	[*****]
Pylon (simple average of [*****]and [*****])	[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

C.    Prices for Miscellaneous Work

The Price for any Miscellaneous Work shall be negotiated based on a proposal from Spirit which shall utilize the following rates and factors:

2006 Baseline Burdened Rate
Engineering	[*****]
Tool Fabrication	[*****]
Operations	[*****]

Non Labor (includes travel, raw material and any special parts not addressed by Spare Parts provisions of contract	Non-labor $ + [*****]% of Non-labor $

$[*****]/hour for Engineering (including D.E., Stress, M.E. and any other direct labor providing input to the engineering statement of work).

$[*****]/hour for Operations (including direct production hours other than Spare Parts and support labor)

$[*****]/hour for tool fabrication.

The above rates are year 2006 base year rates and will be escalated to the period of performance in accordance with the methodology described in Attachment 23, Section III.H.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

D.    Annual Shipset Price Adjustment

D.1    Introduction

As provided in SBP Section 7.2.2, a single annual Price adjustment for all changes shall be made in the first calendar quarter of each year. The following methodology and models shall be utilized as a basis for Price adjustments for all changes. Such models shall be subject to annual update based on changes in the cost estimating relationships (CER’s) or other model parameters reflecting the effect of Price adjustments.

D.2    Types of Changes
In recognition that changes will be implemented with the intent of reducing Spirit cost to achieve certain cost conditions, and that certain types of changes will affect Spirit costs in different manners, changes will be segregated in to 2 different categories: [*****]. Each of these 2 categories will be input independently in to the cost model (CER) and the result subject to the tests and process depicted in paragraph D.3.

D.3    Process

[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

D.3.1    Pricing Models
The Shipset Price adjustment shall be the result of a Cost Estimating Relationship (CER) model as described in D.3.1.1 and D.3.1.2 which generates an average Price over an extended quantity of Shipsets.

This model contains two components, 1) a recurring price factor utilizing i) a weight based cost estimating relationship (CER) for fabrication and ii) a part count based CER for assembly and support as described in SBP Attachment 16, D.3.1.1 and 2) for nonrecurring not compensated or addressed in accordance with SBP Section 3.3.7 and Attachment 23 and SBP Section 7.5, “TCM”, a nonrecurring price factor utilizing an average dollar per part card CER as described in SBP Attachment 16, D.3.1.2. Nonrecurring is treated as a price component amortized into recurring price, as described in Attachment 16, paragraph D.3.1.2.

The methodology for Price adjustments shall be as follows:

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)
D.3.1.1 Recurring Price Factor

Recurring price factor adjustments

Recurring price factor calculations will be based on changes in weight for fabrication and Spirit installed part count for assembly and support. The pricing model price per pound (for fabrication) and price per part (for assembly) is set forth below. The authority source for weight data is the [*****] or its successor. The authority source for the Spirit installed/assembled part count is Spirit SAP (or equivalent).

Base Values

Section 41

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

Wing Leading Edge

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

Pylon

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

[*****]	[*****]	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

Fabrication - Baseline recurring cost estimating relationships for the Fabrication category:

A. Baseline weights used to establish baseline pricing. (Excludes PMI)	Material Type	Baseline Weights Summary Level (lbs)	Material Type Detailed Level (lbs)	Baseline Weights Detailed Level (lbs)
Section 41	Aluminum	[*****]		[*****]
	Titanium	[*****]		[*****]
	Composite	[*****]		[*****]
	Other	[*****]		[*****]
	Total	[*****]		[*****]
Wing Leading Edge	Aluminum	[*****]		[*****]
	Titanium* (*Includes splice straps and roller bolts)	[*****]		[*****]
	Composite	[*****]		[*****]
	Other	[*****]	[*****]	[*****]
			[*****]	[*****]
	Total	[*****]		[*****]
Pylon (simple average of [*****] and [*****])	Aluminum	[*****]		[*****]
	Titanium	[*****]	[*****]	[*****]
			[*****]	[*****]
	Composite	[*****]	[*****]	[*****]
			[*****]	[*****]
	Other	[*****]	[*****]	[*****]
			[*****]	[*****]
	Total	[*****]		[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

B. Cost factors for the materials that make up the baseline weights in order to allocate the fabrication dollars. These cost factors reflect relative associated complexity ($ per lb) of each material.	Material Types Detailed Level	Relative Cost Factors Detailed Level
Section 41	Aluminum	[*****]
	Titanium	[*****]
	Composite	[*****]
	Other	[*****]
Wing Leading Edge	Aluminum	[*****]
	Titanium	[*****]
	Composite	[*****]
	Steel	[*****]
	All other Other	[*****]
Pylon	Aluminum	[*****]
	Ti-5553	[*****]
	All other Ti	[*****]
	CFRP	[*****]
	All other Comp	[*****]
	Steel	[*****]
	All other Other	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

C. Resulting baseline $ per pound as a result of the factors used above.	Material Type Detailed Level	Dollars per pound Detailed Level
Section 41	Aluminum	[*****]
	Titanium	[*****]
	Composite	[*****]
	Other	[*****]
Wing Leading Edge	Aluminum	[*****]
	Titanium	[*****]
	Composite	[*****]
	Steel	[*****]
	All other Other	[*****]
Pylon	Aluminum	[*****]
	Ti 5-5-5-3	[*****]
	All other Ti	[*****]
	CFRP	[*****]
	All other Comp	[*****]
	Steel	[*****]
	All other Other	[*****]

Recurring Price Factor Calculation Process for Fabrication category:

Step 1: [*********]

Step 2A: [*********]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

Step 2B: [*****]

Step 3: [*****]

Step 4: [*****]

Formula: [*****]

[*****]

[*****]

Step 5: [*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

Assembly and Support - Baseline recurring Cost Estimating Relationships for the Assembly and Support category:

A. Baseline values used to establish baseline pricing.	Total Assembly & Support $	Total In-House Assembled/Installed Part Count	$ per Part
Section 41	[*****]	[*****]	[*****]
Wing Leading Edge	[*****]	[*****]	[*****]
Pylon (simple average of [*****] and [*****])	[*****]	[*****]	[*****]

Step 1:

[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)

Step 2: [*****]

Step 3: [*****]

Formula: [*****]

[*****]

[*****].

Step 4: [*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (Cont.)
D.3.1.2 Parametrics for Certain Nonrecurring
For nonrecurring not compensated or addressed in accordance with SBP Section 3.3.7 and Attachment 23 and SBP Section 7.5, “TCM”, a nonrecurring price factor will be calculated utilizing:

1) For engineering changes resulting in a part card change (generally implemented through a Change Notice (CN)) - [*****]. A “part card” is defined as a unique engineering part number and is not the number of instances the engineering part is used. The authority source for part card count is ENOVIA.

The Parties acknowledge that those engineering changes identified as 95000 type changes, e.g. 95000E and 95000T are typically the result of engineering error. The nonrecurring effort for such 95000 type changes are not compensable. In the event Spirit deems a 95000 type change has been released and the cause of such change was not due to Spirit error, Spirit may request that any associated part card impact be included in the calculation set forth above.

2) For Planning effort associated with revisions to Wire Harness Installation Documents (WHIDs) impacted by the Electrical Corrective Action Team process (ECAT)s - [*****]. The authority source for WHIDs is DELMIA.

3) For new Tooling - A CER based model by tool type for tool design and tool fabrication will be used to calculate the value for new Tooling required as a result of new or changed parts driven by an engineering change described in D.3.1.2. [*****]. Spirit shall provide a list of tools generated from change activity by part number and Boeing shall review and validate.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

4) For revised Tooling - [*****]. Spirit shall provide a list of tools generated from change activity by part number and Boeing shall review and validate.

In the first calendar quarter of each year, the Parties shall establish:

1) The total part card change for engineering changes implemented in the previous calendar year, as defined by an extract from ENOVIA for all of the Spirit work packages for the same Line Unit. The Line Unit used to establish the number of unique part card changes shall be the Line Unit of the last Section 41 delivered by Spirit to Boeing in the prior calendar year.

2) The total new and revised tools as a result of new or changed parts driven by an engineering change described in D.3.1.2 developed by Spirit and validated by Boeing.

3) The total quantity of WHID changes implemented in the previous calendar year as defined by an extract from DELMIA for all of the Spirit work packages for the same line unit. The Line Unit used to establish the number of changes shall be the Line Unit of the last Section 41 delivered by Spirit to Boeing in the prior calendar year.

In the event the Parties are unable to agree on the total quantity of new and revised part cards and tools subject to such compensation in time to support the Annual Price Adjustment, [************] shall be utilized. The Parties will continue to work to reconcile their differing counts and any subsequent adjustment shall be made at the next Annual Price Adjustment and applied retroactively.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

The methodology for deriving the nonrecurring price factor shall be a follows:

Table 1 - Engineering (Engineering, M.E., Operations and NC)

Hours per Part Card - New and revised (Eng, ME, Ops, NC)
Section 41	[*****]
Wing Leading Edge	[*****]
Pylon (applicable to [*****] and [*****]	[*****]
WHIDs	[*****]

Table 2 - New Tooling

Fixed Hours Per Tool
New Make
Tool Code	Design Hours	Fab Hours
AJ	[*****]	[*****]
BAJ	[*****]	[*****]
BOF	[*****]	[*****]
CP	[*****]	[*****]
DFT	[*****]	[*****]
DJ	[*****]	[*****]
FAJ	[*****]	[*****]
FME	[*****]	[*****]
FMHF	[*****]	[*****]
LJ	[*****]	[*****]
LM	[*****]	[*****]
ME	[*****]	[*****]
MF	[*****]	[*****]
MHF	[*****]	[*****]
MIT	[*****]	[*****]
MOLD	[*****]	[*****]
NCMIT	[*****]	[*****]
OHME	[*****]	[*****]
PME	[*****]	[*****]
PRE	[*****]	[*****]
SME	[*****]	[*****]
TME	[*****]	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Table 3 - Reworked Tooling

Fixed Hours Per Tool
Tool Design	[*****]
Tool Fabrication	[*****]

Table 4 - Labor Rates

2006 Baseline Burdened Rate
Engineering (Includes Engineering, Tool Engineering, M.E., Operations and NC)	$[*****]/hour
Tool Fabrication	$[*****]/hour
The above rates are year 2006 base year rates and will be escalated to the period of performance in accordance with the methodology described in Attachment 23, Section III.H.

Step 1: [**********].

Step 2: [************].

D.3.1.2.1    Cap on Application of Certain Parametrics for Nonrecurring

In the event the result of the calculation in SBP Attachment 16, paragraph D3.1.2 exceeds [*****] dollars ($[*****]) in any year, either Party may propose alternative pricing methods. In the event the Parties do not reach agreement on the alternative pricing in time to incorporate it in to the Annual Price Adjustment,

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

the [*****] shall be utilized as an interim value and incorporated in to the Annual Price Adjustment until completion and incorporation of a negotiated agreement. Such agreement shall be incorporated in to the next Annual Price Adjustment and retroactively applied to the applicable Shipset Price effectivity as provided in SBP Attachment 16, paragraph D.3.3.
D.3.2         Annual Price Adjustment Calculation

The sums of the fabrication, assembly and amortized nonrecurring price factors shall be evaluated against the criteria specified in SBP Attachment 16, D.2 in determining the annual Price adjustment. Utilizing the examples generated in the fabrication factor and assembly factor sections above and assuming a nonrecurring factor of $[*****] per Shipset, the following are examples of resulting Annual Price Adjustment.

Scenario 1:

	[*****]	[*****]
Fabrication Factor	$[*****] (example 1)	-$[*****] (example 2)
Assembly Factor	$[*****] (example 1)	-$[*****] (example 2)
Nonrecurring Factor		$[*****]
Result	$[*****]	$[*****]

In Scenario 1: [*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Scenario 2:

	[*****]	[*****]
Fabrication Factor	-$[*****]j (example 2)	$[*****] (example 1)
Assembly Factor	-$[*****] (example 2)	$[*****] (example 1)
Nonrecurring Factor	$[*****]	$[*****]
Result	-$[*****]	$[*****]

In Scenario 2: [************]

D.3.3 Effectivity of Annual Price Adjustment
The Shipset Price adjustment shall be effective for all Products at the same Line Unit which shall be equivalent to the first Section 41 Shipset delivered on or after July 1 of the prior year. This represents an averaging of the impact of all changes over all Shipsets for that year. Such adjustment shall become payable upon contract amendment following the completion of the second quarter annual risk sharing evaluation as provided in SBP Section 4.10.

Example:
The final 41 Section delivery in 2013 is Shipset 200. The first Section 41 delivered on or after July 1 in 2013 is Shipset 150. In Q1 of the year 2014, the Annual Price Adjustment process will utilize the configuration of Shipset 200 for all Products for all the calculations required to accomplish the Annual Price Adjustment. Such price shall be effective at Shipset 150 and-on for all Products.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS
PRICING METHODOLOGIES (cont.)
D.3.4    Update of CER Models
Upon completion of each annual Price adjustment, the Parties shall review the CER models and determine if any modifications or updates are necessary to reflect new information and experience. Such modifications or updates shall reflect the principles utilized to establish the initial CER models. These are:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]
To provide reference and not as precedence, some of the methodology utilized to establish the initial CERs included:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 17 TO
SPECIAL BUSINESS PROVISIONS

[RESERVED]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 18 TO
SPECIAL BUSINESS PROVISIONS

Abnormal Escalation
(Reference SBP Section 4.1.2)

1.
Shipset Prices will be adjusted for Abnormal Escalation as provided below. In the event that escalation, as forecast by a composite of the identified below indices, exceeds [*****] for any given calendar year (“Abnormal Escalation”), the Shipset Prices, as applicable, for the subsequent calendar year shall be adjusted by that percentage value which exceeds [*****]. Abnormal Escalation is calculated each year against the Shipset Prices, as applicable, effective for that year and is not cumulative. The adjusted Shipset Prices will revert back to the SBP Attachment 1 Shipset Prices at the beginning of the subsequent calendar year.

Any prolonged extraordinary inflation would be considered by the Parties to determine any mutually agreeable proper actions to be taken.

2.	Adjustments to the Shipset Prices will be determined by the following economic indices:

A.    Material - [*****].

B.    Labor - [*****].

Composite - [*****].

3.	Special Notes:

In the event the U.S. Bureau of Labor Statistics discontinues or alters its current method of calculating the indices specified above, Boeing and Spirit shall agree upon an appropriate substitution for or adjustment to the indices to be employed herein.

All calculations will be held to a six (6) decimal place level of precision.

Indices shall be pulled on November 15th of each year.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 18 TO
SPECIAL BUSINESS PROVISIONS

Abnormal Escalation (Cont.)

4.	Abnormal Escalation Formula:

Adjustments to the Shipset Prices, if any, for the period 2008 through 2021 shall be calculated as follows:

[*****]

Where [*****]

A = Adjusted Shipset Prices (20X2 Price)
B = Base Shipset Prices
IP = Percentage of composite index as compared to the previous year
MC = Current material index value (September 20X1)
MP = Previous year material index value (September 20X0)
LC = Current labor index value (3rd quarter 20X1)
LP = Previous year labor index value (3rd quarter 20X0)

5.	Example: Abnormal Escalation Price Increase

B = $2,000,000
MC = September 2008 material index value = [*****]
MP = September 2007 material index value = [*****]
LC = 3rd quarter 2008 labor index value = [*****]
LP = 3rd quarter 2007 labor index value = [*****]

IP = [*****]
Since IP > [*****], clause is triggered

2009 Unit Price = [*****]

6. Example: Abnormal Escalation Clause Not Triggered

B = $2,000,000
MC = September 2008 material index value = [*****]
MP = September 2007 material index value = [*****]
LC = 3rd quarter 2008 labor index value = [*****]
LP = 3rd quarter 2007 labor index value = [*****]

IP = [*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Clause not triggered because (IP < [*****])]

SBP ATTACHMENT 19 TO
SPECIAL BUSINESS PROVISIONS

[Reserved]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 20 TO
SPECIAL BUSINESS PROVISIONS

Bonded Stores Requirements
(Reference SBP Section 12.8.1)

A20.1	Boeing Furnished Material
Boeing will provide Boeing Furnished Material to Spirit for the purpose of enabling Spirit to perform its obligations under this SBP. During the term of this SBP, Spirit shall store and use the Boeing Furnished Material, as more particularly described in SBP Attachment 21, in accordance with the provisions of this SBP Attachment 20.

A20.2	Storage and Handling
At no charge to Boeing, Spirit will store Boeing Furnished Material at Spirit’s premises located in (enter address where Materials are physically located, city and state), supplier code (enter supplier code). Such Boeing Furnished Material at all times must be easily distinguishable from all other materials stored on Spirit’s premises. Such distinction shall be maintained by placing a sign on the Boeing Furnished Material clearly stating that the Boeing Furnished Material is owned by Boeing, and by segregating the Boeing Furnished Material within a fenced or other storage area (the “Storage Area”). The Storage Area shall contain a sign which shall indicate that there is located therein “Boeing Materials - Property of The Boeing Company.” The quantity and amount of such Boeing Furnished Material to be stored at Spirit’s facility should be coordinated from time to time between Boeing and Spirit after taking into account the available capacity of Spirit’s warehouse provided that Spirit’s facilities are adequate to perform their obligations under any Order, this SBP and the GTA.
Boeing maintains the right to mark all Boeing Furnished Material, and upon request from Boeing, Spirit shall so mark any items as requested. The Boeing Furnished Material shall only be removed from the Storage Area pursuant to SBP Attachment 20, Section A20.3. The Boeing Furnished Material shall at all times be stored and maintained by Spirit with the same degree of care used by Spirit under like circumstances for the storage and maintenance of Spirit’s own similar materials, provided that such standard shall in no event be less than that of reasonable care designed to prevent damage, loss or abnormal deterioration, and in accordance with good commercial practice.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 20 TO
SPECIAL BUSINESS PROVISIONS

Bonded Stores Requirements (Cont.)

A20.3	Withdrawal of Materials
Spirit shall remove Boeing Furnished Material from the Storage Area for use in the production of Products pursuant to any Order, this SBP and the GTA, or upon Boeing’s direction, ship them at Boeing’s expense in accordance with Boeing’s instructions; provided that Spirit shall not be responsible for any delay in the delivery of any Products that is caused by the removal of any Boeing Furnished Material upon Boeing’s direction.

A20.4	Title to Materials
Title to the Boeing Furnished Material shall at all times remain in Boeing. Spirit hereby warrants to Boeing that Spirit will not take any action that would result in the imposition by Spirit or by third parties of any liens, charges or encumbrances on the Boeing Furnished Material. Spirit shall not sell, assign, lease, transfer possession of, or grant a security interest in the Boeing Furnished Material, allow the Boeing Furnished Material to be attached or seized on execution or otherwise, or in any other way dispose of or encumber the Boeing Furnished Material or any part thereof except as provided herein.
Without in any way limiting Spirit’s obligations as set forth in this Section, Spirit, on request from Boeing, shall file a financing statement in the appropriate jurisdiction where the property is located, for notice purposes only, Form UCC-1, and on request from Boeing, file any other documents or notices necessary to preserve and protect the interest of Boeing in the Boeing Furnished Material.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 20 TO
SPECIAL BUSINESS PROVISIONS

Bonded Stores Requirements (Cont.)

A20.6	Records

A20.6.1	Access
Spirit shall maintain and preserve adequate records relating to the Boeing Furnished Material as provided herein, including records of all Boeing Furnished Material transactions. Boeing may inspect the Storage Area, Boeing Furnished Material and records relating thereto at any reasonable time.

A20.6.2	Quarterly Certified Boeing Furnished Material
Within thirty (30) days after the end of each calendar quarter, Spirit shall prepare and furnish to Boeing a report in the form provided in SBP Attachment 21 (the “Inventory Reporting Form”), identifying the content of the certified Boeing Furnished Material as of the end of each such quarter, which report shall be verified as correct by an officer of Spirit. In addition to the Inventory Reporting Form, Spirit will be able, for each quarterly inventory, to demonstrate the traceability of the Boeing Furnished Material used to the specific Boeing purchase orders for the end items produced. Boeing personnel shall, if desired by Boeing, participate in the preparation of such report.
Due to the anticipated extensive requirement for Boeing Furnished Material under the Program, this paragraph shall be revised upon agreement between the Parties on appropriate systems and processes to properly account for Boeing Furnished Material.
In the event of a shortage or loss for which Spirit is responsible, at Boeing’s option, Spirit shall (i) make prompt replacement of such Boeing Furnished Material at Spirit’s expense, or (ii) be deemed to have purchased all missing items of Boeing Furnished Material and shall promptly pay to Boeing an amount equal to the replacement value of such missing items. Boeing shall have the right to set off against, or appropriate and apply to the payment or performance of any obligation, sum or amount owing at any time to Boeing hereunder, all deposits, amounts or balances held by Boeing for the account of Spirit and any amounts owed by Boeing to Spirit, regardless of whether any such deposit, amount, balance or other amount or payment is then due and owing.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 20 TO
SPECIAL BUSINESS PROVISIONS

Bonded Stores Requirements (Cont.)

A20.7	Nonconforming Materials
In the event such Boeing Furnished Material are received at Spirit’s facility and found at any time thereafter to be nonconforming:

A.	Spirit shall promptly identify and control nonconforming Boeing Furnished Material in accordance with Spirit’s documented procedures;

B.	Spirit shall have delegated authority to disposition nonconforming product provided that Spirit has concurrence of supporting supplier of such Boeing Furnished Material;

C.
For dispositions requiring rework or repair, Spirit and supporting supplier of such Boeing Furnished Material shall concur on which parties shall perform the work. All costs and expenses associated with such rework or repair shall be the responsibility of Boeing;

D.	Spirit shall maintain accurate records relating to receipt and disposition of nonconforming Boeing Furnished Material in accordance with 787 Program data requirements;

E.
Spirit shall promptly notify Boeing’s Procurement Representative if concurrence with supporting supplier cannot be reached, disposition exceeds Spirit’s scope of delegated MRB authority, or nonconformance involves more than two parties.

A20.8    Taxes
Spirit shall pay, on Boeing’s behalf, all present and future property, sales, use, and other taxes levied as a result of the storage of Boeing Furnished Material by Spirit, and Boeing shall hold Spirit harmless from all such taxes. Notwithstanding the above, Boeing shall declare directly to the appropriate taxing authority, all property, the title to which is in Boeing, and shall notify Spirit of any taxes levied on such property, and Boeing shall reimburse Spirit for all such taxes immediately upon the receipt of Spirit’s invoice. Upon request, Spirit shall, in a timely manner, furnish Boeing with Boeing Furnished Material information necessary to assist Boeing for tax computation and tax reporting purposes.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 21 TO
SPECIAL BUSINESS PROVISIONS

Boeing Furnished Material and Inventory Reporting Form
(Reference SBP Section 12.8.1, Attachment 20)

Instructions for Completing Quarterly Certified Inventory Reporting Form

PAGE 1 Inventory Activity by Part Number

	Consuming Partner Name	Consuming partner name
	Supplier Code	Supplier code
	For the Period	Quarterly dates on which the PMI transactions are being reported. For Example: 01-01-09 through 03-31-09.
	Officer Signature	Consuming partner officer signature certifying the accuracy and completeness of this report.
	Officer Name and Title	Print name and title of certifying officer.
	Date Certified	Data signed by officer
1	PMI Part Number	PMI part number
2	Warehouse Number	Location of part within Partner's facilities
3	U/M	Unit of measure (EA, LB, etc.)
4	Starting Balance	Starting balance equals ending balance from prior Quarterly Certified Inventory Reporting Form
5	Received	PMI received into Exostar during the reporting period
6	Scrapped	Scrapped and/or lost PMI during the reporting period
7	Returns	PMI returned to the providing partner during the reporting period
8	Other*	PLEASE PROVIDE AN EXPLANATION IN THE COMMENTS COLUMN
9	Issues	Parts issued to production during the reporting period.
10	Ending Balance	Starting Balance + Received - Scrapped - Returns + or - Other - Issues = Ending Balance
11	As of Date	PMI inventory balances should be reported on or near the end of the reporting period.
12	Comments	Required if using "Other*" column

PAGE 2 Detailed Issues by Airplane

	Consuming Partner Name	Linked from page 1
	Supplier Code	Linked from page 1
	For the Period	Linked from page 1
1	Airplane Number	Airplane number
2	PMI Part Number	PMI part number
3	Qty Issued	Parts issued to production by airplane during the reporting period
4	Comments	As needed

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 21 TO
SPECIAL BUSINESS PROVISIONS

Boeing Furnished Material and Inventory Reporting Form (Cont.)
(Reference SBP Section 12.8.1, Attachment 20)

PMI QUARTERLY CERTIFIED INVENTORY REPORTING FORM
Inventory Activity by Part Number

Consuming Partner Name:	XYZ Corporation	Officer Signature:	Signature
Supplier Code:	9999	Officer Name and Title:	XXXX, XXXX
For the Period:	MM-DD-YY through MM-DD-YY	Date Certified:	MM-DD-YYYY

1	2	3	4	5	6	7	8	9	10	11	12
PMI Part Number	Warehouse Number	U/M	Starting Balance	Received	Scrapped	Returns	Other*	Issues	Ending Balance	As of Date	Comments (Explain Other*)
9999	X99	XX	9999	9999	9999	9999	9999	9999	9999	MM-DD-YY	XXXX

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 22 TO
SPECIAL BUSINESS PROVISIONS
Compliance and Cooperation Regarding orders, permits and Approvals
(Reference SBP Section 12.11)

This Attachment 22 states the Parties' agreement regarding allocation of responsibility for compliance with the local, state, and federal environmental laws and this allocation of environmental responsibility shall apply except: (1) as otherwise agreed in writing between Boeing and Spirit relating to the allocation of environmental responsibilities; or (2) as provided in environmental permits issued to Boeing as of today’s date by a state or federal regulatory authority (and any additional amendments or modifications thereto) or any administrative orders issued to Boeing as of today’s date by a state or federal environmental authority (and any additional amendments thereto) which the Parties have agreed will not be transferred to Spirit but for which Boeing will retain implementation responsibility (hereinafter, “Allocated Environmental Responsibilities”).

a.
The Parties understand and agree that Spirit is allocated the sole responsibility to manage, fund, and otherwise satisfy the obligations of the owner and operator of the facilities and operations used in its performance of this Agreement (including but not limited to materials storage and handling, manufacturing, waste handling, maintenance, inventory storage, and distribution facilities and operations) (“the Facilities and Operations”) under the local, state, and federal environmental laws.

b.
Spirit responsibility includes, but is not limited to, the requirement to apply for and hold in Spirit individual name all required orders, permits and approvals legally required under environmental laws for the Facilities and Operations.

c.	Boeing shall not be obligated to manage, fund, or otherwise satisfy any such obligations related to the Facilities and Operations.

d.
Should any environmental regulatory agency assert that Boeing is the owner and/or operator of any of the Facilities and Operations or is responsible for compliance with any such obligations, unless Boeing’s environmental obligations that result from this regulatory action are required by the Allocated Environmental Responsibilities, Spirit will continue to bear the sole cost to comply, and at its sole cost will take affirmative steps to shift the status of owner and operator and sole responsibility for compliance with any such obligations to itself

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

including, but not limited to applying for orders, permits, and approvals as necessary under environmental laws.
SBP ATTACHMENT 22 TO
SPECIAL BUSINESS PROVISIONS
Compliance and Cooperation Regarding orders, permits and Approvals (Cont.)

e.
In any regulatory proceeding in which an environmental regulatory agency asserts or seeks to impose joint or shared regulatory obligations under environmental laws on Spirit and Boeing with respect to the Facilities and Operations, unless Boeing’s environmental obligations that result from this regulatory action are required by the Allocated Environmental Responsibilities, the Parties will cooperate with one another diligently to establish Partner’s sole responsibility for such obligations.

f.
Where necessary to comply in an instance in which an environmental agency has asserted or imposed owner and/or operator status, or responsibility for such obligations, on Boeing, Spirit will cooperate to provide Boeing with relevant, objective, and verifiable evidence of the compliance status of those Facilities and Operations.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan
(Reference SBP Sections 3.3.7, 4.7, 4.8, 5.6, 5.8)
Derivatives and Mission Improvement Performance to Plan
This Attachment 23 sets forth the Performance to Plan ("PtP") detailed planning and pricing process that the Parties will use to manage the D&MI Nonrecurring Work covered by this SBP. In the event of a conflict between this Attachment 23 and any other provision of the SBP or GTA, such provision(s) of the SBP or GTA shall prevail.
I.    General

A.
This D&MI PtP process will apply to Nonrecurring Work included in Spirit’s D&MI statement of work. For the avoidance of doubt, only those D&MI activities contained in the One Plan Documents listed in Exhibit E of this Attachment 23 shall qualify for treatment under this PtP process.

B.	The PtP process shall be used to plan D&MI Nonrecurring Work for a period of performance that extends through each [*****] and through the [*****].

C.	All Recurring Work necessary to support the entry into service schedule of the MI changes and the Derivative Aircraft will be performed in accordance with the GTA and SBP.

II.    Detailed Planning Process

A.
Phase Definition The detail planning process will be broken in to logical phases that align to the Program D&MI development schedule. Each phase will incorporate required deliverables defined by the Parties as necessary to meet specific D&MI requirements. These phases may be subdivided as necessary to facilitate Program planning and requirements.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

B.
One Plan Documents - The Parties shall develop and maintain One Plan Documents for D&MI requirements on each Spirit work package covered by this SBP. The One Plan Documents will be the PtP baseline used for monthly PtP performance reviews. The Parties shall perform the activities of the One Plan Document in accordance with the following:

1.
The Parties shall each support all long lead activities required to meet D&MI requirements and schedule including but not limited to configuration development and trade studies as set forth in the One Plan Document.

2.	After Work Share Agreements and Resource Plans have been agreed, Boeing and Spirit will each select its personnel required to meet Program and One Plan Document requirements.

3.	When agreed Resource Plans include Spirit personnel working at Boeing or some other agreed location, Spirit will designate an employee to be a focal for each location.
The respective technical teams will reconvene as necessary until labor hour agreements are reached. The technical teams will co-sign the agreed One Plan Documents.
If the Parties are unable to agree on any element of the One Plan Document, Spirit will continue to perform the D&MI Nonrecurring Work in accordance with SBP Sections 6.1 and 6.2, provided that if the Parties do not agree on the D&MI NR Value that dispute shall be resolved in accordance with Section III.G of this Attachment 23.

C.
Monthly Review and Update - The Parties shall participate in a monthly joint PtP review process, including weekly status reviews (process flow example in Exhibit A hereto). The monthly PtP review process will include, but not be limited to, identification of revisions in the One Plan Documents that may result in Boeing adjusting the agreed PtP baseline to ensure the objectives of the Program are being met. Spirit will perform the activities set forth in the adjusted One Plan Documents.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

.
SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

The Parties will update the One Plan Documents monthly to ensure the One Plan Documents include the activities each Party will perform to accomplish the required D&MI Nonrecurring Work to meet Program requirements. If revisions are required to the One Plan Documents, it is the intent of the parties that the revisions will be co-developed and will be co-signed by the Parties (see example in Exhibit B). If the Parties are unable to agree on any element of the One Plan Document revisions, Spirit will continue to perform the D&MI Nonrecurring Work in accordance with SBP Sections 6.1 and 6.2, provided that if the Parties do not agree on the D&MI NR Value that dispute shall be resolved in accordance with Section III.G of this Attachment 23.

D.
Planning of Subsequent Phases - The Parties agree to establish schedules for completing the requirements of the One Plan Document for the next Phase that allows reasonable time to conclude a D&MI NR Value agreement as contemplated in Section III.A.

E.
Administrative - In accordance with the Administrative Agreement, Boeing will authorize D&MI SOW by written direction. For proposal and pricing purposes, at the beginning of each Phase Boeing will issue a Contract Change Notice (CCN) referring to the relevant One Plan Document. This CCN will be revised as necessary to facilitate monthly updates. Prices and Performance Based Payments and Performance Based Advance Payments reflecting the agreed D&MI NR Value shall be updated in accordance with Section III of this Attachment 23.

III.    Pricing

A.
Negotiation of Phase Baseline - The Parties will reach agreement on a D&MI NR Value for each Phase subsequent to Spirit’s submittal of a [*****] proposal based on the signed One Plan Document for each work package, the methodology described in Section III.D of this Attachment 23 and as otherwise in accordance with this Section III of this Attachment 23. This [*****] proposal will utilize estimates of [*****] agreed upon between the respective technical teams as appropriate and will include any [*****] not specifically addressed by the respective technical teams that are necessary to complete the activities specified in the One Plan Document.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

Spirit's [*****] proposals shall be in sufficient detail to permit Boeing to establish classification by individual task of D&MI Nonrecurring Work to be either i) Research and Development as described in SBP Section 3.3.7.2 or ii) Other D&MI Nonrecurring Work as described in SBP Section 3.3.7.3. Boeing shall have the right to make a final determination of classification. This process shall be applied to any revision to the One Plan Document and the D&MI NR Value for those modifications will be negotiated during the next applicable monthly PtP review based on a [*****] proposal submitted by Spirit.
In the event the Parties are unable to reach a D&MI NR Value agreement, the dispute resolution process set forth in Section III.G of this Attachment 23 will be utilized.

B.
Monthly Update - In accordance with Section II.C of this Attachment 23, the PtP baseline will be reviewed monthly and the agreed D&MI NR Value will be modified (up or down), as necessary to reflect revisions in the One Plan Document as mutually agreed. In the event the Parties are unable to reach agreement, the process set forth in Section III.G of this Attachment 23 will apply.

The agreed D&MI NR Value will only be adjusted based on One Plan Document revisions that reflect a new or re-defined D&MI statement of work, major Program schedule adjustments, new tasks and deliverables and/or revised Work Share Agreement. Updates will require teams to document the revisions as an amendment to the baseline One Plan Document. Spirit’s inability to perform to plan will not drive a revision to the baseline One Plan Document.

C.
Negotiation of Subsequent Phases - The Parties will negotiate in good faith regarding the D&MI NR Value for subsequent Phases at the conclusion of each Phase utilizing the process and pricing elements as described in this Section II.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

D.
D&MI NR Value Methodology - Excluding those One Plan Document tasks which will be paid in accordance with Section III.G of this Attachment 23, the D&MI NR Value for each Phase shall be based on the [*****]. For the avoidance of doubt, sub-contracted tooling is considered [*****]. The D&MI NR Value does not include any Incentive Payment.

E. Proposal Submittal - Unless otherwise agreed in writing, Spirit shall submit all [*****] proposals under this Attachment 23 within [*****] after receipt of the applicable CCN referring to the relevant One Plan Document or authorized CN including any revision thereto. Boeing may, at its sole discretion, consider any such proposal regardless of when submitted. Failure of the Parties to agree on the D&MI NR Value shall not excuse Spirit from performing in accordance with Boeing’s written direction, provided that if the Parties do not agree on the D&MI NR Value that dispute shall be resolved in accordance with Section III.G of this Attachment 23.

F.	Wrap Rates - [*****].

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

1. $[*****] per hour for Product Definition and Product development tasks as specified in CCNs issued pursuant to Section II.E. above. This rate will be escalated from 2006 to the midpoint of the performance of the specific D&MI Nonrecurring Work using the [*****] index as developed in accordance with Attachment 23, Section H. The resultant wrap rate will be applied to the agreed hours for Spirit internal direct charged, or sub-contracted, Product Definition and Product development tasks in the following categories: i) design engineering, ii) stress engineering, iii) project manufacturing engineering, iv) tool engineering, v) Numerical Control programming, vi) process manufacturing engineering - which is defined as planning tasks and tasks required to ensure a Product Definition that meets the requirements of the airplane and is producible, and vii) LCPT support - which is defined as the effort of certain direct charge shop personnel that work with the LCPT to develop producible design solutions.

2.
$[*****] per hour for tooling fabrication tasks as specified in the CCNs issued pursuant to Section II.E. above. This rate will be escalated from 2006 to the midpoint of the performance of the specific D&MI Nonrecurring Work using the [*****] index as developed in accordance with Attachment 23, Section H. The resultant wrap rate will be applied to the agreed value for either: i) Spirit’s internal direct charged Basic Factory Labor hours; or ii) In the case of Spirit’s AeroStructures Business Unit, the equivalent of internal direct charged Basic Factory Labor hours.

G.
Dispute Resolution - In the event the Parties are unable to reach agreement on the D&MI NR Value, the Parties agree to utilize the process specified in this Section III.G to determine the D&MI NR Value.

1.
If the difference in each Party’s valuation of each disputed task is less than [*****]% of the lower value, the Parties will agree to settle the D&MI NR Value by splitting the difference between the Party’s positions equally.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

2.
If the difference in each Party’s valuation of each disputed task is greater that [*****]% of the lower value, the Party’s technical and business teams will convene a special meeting to discuss the Parties respective positions and attempt to reach an agreement. In addition, Boeing will provide Spirit with written direction to either continue or delay work on specified tasks. If the Parties close the difference to within [*****]% of the lower value the process in Section III.G.1 of this Attachment 23 will be used to settle the D&MI NR Value. If the difference in the Party’s’ positions remains greater than [*****]% of the lower value, and the difference is greater than $[*****] the parties will elevate the issues to the leadership of the Procurement Representative and the LCPT organizations, or their designees, in the case of Boeing and to the leadership of the Contracts and applicable Business Unit organizations, or their designees, in the case of Spirit, for resolution. If the leadership teams are unable to totally resolve the issue, but the remaining difference is within [*****]% of the lower value, the process in Section III.G.1 of this Attachment 23 will be used to settle the D&MI NR Value.

3.
If the difference in each Party’s valuation is greater than [*****]% of the lower value but less than $[*****] or if subsequent to the process specified in Section III.G.2 of this Attachment 23, the remaining difference in each Party’s valuation of each disputed task is greater than [*****]% of the lower value, the Parties agree that notwithstanding any other provision of this SBP, Boeing has the right to perform the disputed tasks itself or hire a third party to perform such tasks at its sole discretion. Boeing will provide Spirit with written direction to continue, delay or stop work on specified tasks. If Boeing chooses not to perform such tasks, the Parties will separate the disputed tasks from tasks not in dispute and group these disputed tasks into discrete, identifiable, traceable tasks for reporting and tracking purposes.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

4.
If the Parties do not reach agreement under Sections III.G.1 or III.G.2 and/or if Boeing does not elect to perform the disputed tasks pursuant to Section III.G.3 of this Attachment 23, the following process will be utilized. In the case of disputed labor D&MI Nonrecurring Work tasks, Spirit will provide data as agreed between the Parties on a monthly basis regarding the actual hours expended for the disputed task. Boeing will work with Spirit to validate the data provided by Spirit. Upon validation of the data by Boeing, the hours will be multiplied by the following wrap rates to determine the D&MI NR Value:

a) $[*****] per hour for Product Definition and Product development tasks specified in the CCNs issued pursuant to Section II.E. above. This rate will be escalated from 2006 to the midpoint of the performance of the specific D&MI Nonrecurring Work using the [*****] index as developed in accordance with Attachment 23, Section H. The resultant wrap rate will be applied to:

[*****]
[*****].

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

b)
$[*****] per hour for tooling fabrication tasks specified in the CCNs issued pursuant to Section II.E. above. This rate will be escalated from 2006 using the [*****] index as developed in accordance with Attachment 23, Section H. [*****]

[*****].
In the case of disputed non-labor Nonrecurring Work tasks, if the Parties do not reach agreement under Sections III.G.1 or III.G.2 and/or if Boeing does not elect to perform the disputed tasks pursuant to Section III.G.3 of this Attachment 23, the following process will be utilized: Spirit will provide data as agreed between the Parties on a monthly basis regarding Spirit‘s actual expenditures for the task. Boeing will work with Spirit to validate the data provided by Spirit. Upon validation of the data by Boeing, these expenditures will be the D&MI NR Value for the task. For the avoidance of doubt, sub-contracted tooling [*****].

5.
Notwithstanding the foregoing, the final D&MI NR Value for any disputed task shall not exceed Spirit's valuation at the time of entering the dispute process of this Section III.G.4, or be less than Boeing's valuation at the time of entering the dispute process of this Section III.G.4.

6.
Throughout this process the Parties will continue to work in good faith to resolve the disputed issues and nothing shall prohibit the Parties from reaching agreement at any time and upon such agreement, removing the disputed tasks from the process specified in this Section (example in Exhibit C hereto).

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

H.	Application of Rate Escalation Methodology
1.    Midpoint of the Specific D&MI Non-recurring Work

a.
For the purpose of establishing the midpoint per Sections III.F.1, III.F.2, III.G.4.a, and III.G.4.b, the specific D&MI Nonrecurring Work is the non-recurring SOW for a particular MI Blockpoint or Derivatives Phase including all CNs/PDDMs associated with that Blockpoint or Derivatives Phase (Examples: 787-9 Phase as mutually agreed by the Parties or BP-34 or BP-55 or BP-90 etc.).

b.	The midpoint for the specific D&MI Non-recurring Work will be determined as follows:

i.
In the case of MI Changes - The year that contains the month that lies halfway between the month nonrecurring work began on the first CN authorized for the Blockpoint and the month that the Blockpoint line number is scheduled to be delivered.

ii.
In the Case of Derivative Changes - The year that contains the month that lies halfway between the month nonrecurring work under that Phase begins and the month that non-recurring work under that Phase ends.

a.
Non-recurring Work on MI changes prior to an authorized CN (including Trade Study (TS) and Change Request (CR) activities) will not be included to determine the midpoint but will be paid in accordance with the yearly escalation index forecast value (for the year the work is scheduled to be performed) in effect at the time the work is negotiated.

2.     Midpoint Rate Determination
The D&MI Nonrecurring Work midpoint rate will be the then current annual forecasted index rate per Attachment 23 Sections III.F.1, III.F.2, III.G.4.a, and III.G.4.b for the midpoint year (as established in Attachment 23 Section III.H.1.b) in effect at the time the particular -9 Phase or first CN for the particular Blockpoint is negotiated.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

The midpoint rate for the particular specific D&MI Nonrecurring Work will not change unless the schedule for the beginning and/or ending points of the specific D&MI Non-recurring Work changes by more than one (1) cumulative year. If the schedule changes by more than one (1) cumulative year, the parties shall establish a new midpoint rate by using the then current index value for the new midpoint year. The new rate will be applied at the time of the schedule change to future scheduled work only. (any new rate will not be retroactive to work that was scheduled to be performed prior to the schedule change).

I.
Cost Estimating Relationship (CER) Development - The Parties will cooperate in good faith to streamline the D&MI Nonrecurring Work value estimating processes, using cost history and other cost estimating methodologies. The Parties will establish standard D&MI NR Values with each Party reserving the right to develop a discrete D&MI NR Value for CRs and CNs that require significantly more or less work. For the activities in each Phase, the Parties agree that CERs will be utilized to establish D&MI NR Value agreements. After CERs are established, the Parties shall utilize CERs to estimate the cost impact of revisions, as provided in Section III.B, and reach agreement on an adjusted D&MI NR Value

J.
Research and Development - The Price for Research and Development (reference Attachment 23 Sections III.A and III.D) is incorporated into SBP Attachment 1 "Work Statement and Pricing" and shall be subject to Performance Based Payments in accordance with SBP Section 5.6 "Performance Based Payments for Research and Development.”

K.
Other D&MI Nonrecurring Work - The value of Other D&MI Nonrecurring Work (reference Attachment 23 Sections III.A and III.D) is incorporated into SBP Attachment 1 "Work Statement and Pricing" and shall be subject to Performance Based Payments and Performance Based Advance Payments in accordance with SBP Section 5.8 "Performance Based Payments and Performance Based Advance Payments for Other D&MI Nonrecurring Work.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

L.
Rework - Any claim for the costs associated with re-working partially completed or completed tooling and Products to be compliant with MI configuration changes identified in the One Plan Document, and which were incurred by Spirit using “reasonable ordering and scheduling practices” in relation to Boeing’s master schedule will be promptly negotiated upon receipt of a fully supported proposal from Spirit. Such proposal shall contain sufficient detail to explain the proposed amount. For purposes of this provision, “reasonable ordering and scheduling practices” include placing timely orders using reasonable lead times based on the delivery schedules in effect at the time of initial order placement. It also includes making appropriate and timely modifications in accordance with Spirit sub-tier supplier contract terms as subsequent delivery schedules are issued. Spirit will use [*****] efforts to mitigate the impact of any Spirit sub-tier supplier contract terms which would result in higher re-work costs. Boeing will issue a priced purchase order within [*****] of completing negotiations. This purchase order will be paid by Boeing in accordance with SBP Section 5.0.

M.
Obsolescence - Notwithstanding Section 7.7 of SBP, any claim for the cost of obsolete tooling, Products, and material specifically authorized in accordance with the terms of this Attachment 23 resulting from MI configuration changes identified in the One Plan Document, and which were incurred by Spirit using “reasonable ordering and scheduling practices” in relation to Boeing’s master schedule will be promptly negotiated upon receipt of a fully supported claim from Spirit. Such claim shall contain sufficient detail to explain the claimed amount. For purposes of this provision, “reasonable ordering and scheduling practices” include placing timely orders and reasonable lead times based on the delivery schedules in effect at the time of initial order placement. It also includes making appropriate and timely modifications in accordance with Spirit sub-tier supplier contract terms as subsequent delivery schedules are issued. Spirit will use [********] efforts to mitigate the impact of any Spirit sub-tier supplier contract terms which would result in higher costs and apply obsolete parts to other production requirements where possible. Boeing will issue a priced purchase order within [*****] of completing negotiations. This purchase order will be paid by Boeing in accordance with SBP Section 5.0

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

N.
Other Claims - All costs or claims for changes relating to Spirit’s D&MI Nonrecurring Work, Recurring Work and other activities, other than those changes specified and mutually agreed in the One Plan Document, are subject to the change process specified in SBP Sections 6.0 and 7.0.

IV.    Performance Based R&D Payments and Advance Payments

A.
Spirit shall be entitled to payment of a Performance Based Payment for Research and Development upon the successful accomplishment of the event or performance criterion ("Performance Event") for which payment is specified. The Parties shall mutually determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with Exhibit D of this Attachment 23.

B.
Spirit shall be entitled to a Performance Based Payment and Performance Based Advance Payment for Other D&MI Nonrecurring Work upon the successful accomplishment of the event or performance criterion for which payment is specified. The Parties shall mutually determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with Exhibit D of this Attachment 23

V.    Audit
Spirit agrees to submit data for its actual D&MI Nonrecurring Work costs within [*****] days after the end of the month that the Phase completes. Submittals shall include, but not be limited to hours, direct material dollars and total dollars supporting Spirit actual D&MI Nonrecurring Work costs. Spirit submittals will be subject to Boeing verification.
After CERs have been developed, actual D&MI Nonrecurring Work costs will be used to update CERs (increase or decrease) which shall be used to establish future D&MI NR Values and value change activity.
Previously agreed D&MI NR Values will not be adjusted to reflect updated actual cost data.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

VI.    Amendment
SBP Amendments shall be executed every six (6) months, or as otherwise agreed between the Parties, for all other revisions to the D&MI NR Values. The cumulative adjustments to D&MI Nonrecurring Work values resulting from revisions to the One Plan Document per Section III.B of this Attachment 23 shall be incorporated by SBP Amendment upon the successful accomplishment of the event or performance criterion established in Exhibit D of this Attachment 23. As applicable, SBP Sections to be amended shall include SBP Section 5.8.1, SBP Attachment 1 and Exhibits D and E to this Attachment 23.

Exhibits:

Exhibit A - Performance to Plan Cycle - Notional Process Flow
Exhibit B - Changes (Example: New Task is identified)
Exhibit C - Start Work Resolution Process Flow
Exhibit D - Criteria for Performance Based R&D Payments and Advance Payments
Exhibit E - One Plan Document Record

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

Exhibit A

PtP Cycle - Notional Process Flow
Tier 1

[*****]

Workshop results support Performance Assessment and Value Determination

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

Exhibit B

–

Changes

Example: New Task is Identified

[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit C - Start Work Resolution Process Flow
(for Illustration purposes only)

[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

Exhibit D - Criteria for Performance Based R&D Payments and Advance Payments

1.    Performance Based Payments for Research and Development (reference SBP Section 5.6)
Performance Based Payments for Research and Development consist of four (4) individual performance events plus a final payment. This Exhibit provides a description of each performance event, the success criterion and verification for each event.
*The amounts for each event are initially for D&MI work negotiated through December 21, 2010 and shall be amended as additional D&MI work statement is negotiated in accordance with this SBP Attachment 23.

Event No.	Performance Event	Completion Criteria	Verification	*Amount (as of 06/19/2012 and Amendment 19) (Paid in accordance with SBP 5.6)
1.	Section 41 Preliminary Layouts [*****]% Complete
i) [*****]% of Section 41 Preliminary Layouts
ii) all other Section 41 R&D events scheduled prior to or concurrent to planned Section 41 [**]% milestone are complete and
iii) all Pylon R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete and
iv) all WLE R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete
			Events closed in ETAC	$[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

2.	CDR complete for [*****] Pylon	i) CDR completed for Sec 41 and [*****] Pylon ii) all Section 41 R&D events and all Pylon R&D events and all WLE R&D events scheduled prior to or concurrent to planned [*****] Pylon CDR	When all actions items are closed following CDR and applicable events are closed in ETAC	[*****]
3.	Sec 41 Approved Layouts [*****] % Complete
i) [*****]% of Section 41 Approved Layouts
ii) all other Section 41 R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete and
iii) all Pylon R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete
iv) all WLE R&D events scheduled prior to or concurrent to planned Section 41 [*****]% milestone are complete
			Events closed in ETAC	[*****]
4.	All Products On Dock to the Delivery Point
i) Delivery of all products to Boeing
ii) all Section 41 R&D events scheduled prior to or concurrent to planned Section 41 delivery milestone are complete and
iii) all Pylon R&D events scheduled prior to or concurrent to planned Section 41 delivery milestone are complete
iv) all WLE R&D events scheduled prior to or concurrent to planned Section 41 delivery milestone are complete
			Section 41 on dock at Boeing and applicable events are closed in ETAC	[*****]
5.	Final Payment		Airplane Certification	[*****]

2.    Performance Based Payments and Performance Based Advance Payments for Other D&MI Nonrecurring Work (reference SBP Section 5.8)
Performance Based Payments and Peformance Based Advance Payments for Other D&MI Nonrecurring Work consist of six (6) individual performance events

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

plus a final payment. This Exhibit provides a description of each performance event, the success criterion and verification for each event.
*The amounts for each event are initially for D&MI work negotiated through December 21, 2010 and shall be amended as additional D&MI work statement is negotiated in accordance with this SBP Attachment 23.

Event No.	Performance Event	Completion Criteria	Verification	* Amount (as of 06/19/2012 and Amendment 19) (Paid in accordance with SBP 5.8)
1.	BP [*****] Tooling & Birdstrike Forging	Line Unit [*****] delivered & Birdstrike forgings on dock Spirit	Line Unit [*****] loaded in LCF & FAI complete on forgings	[*****]
2.	BP [*****] Tooling	Line Unit [*****] delivered	Line Unit [*****] loaded in LCF	[*****]
3.	BP [*****] Tooling	Line Unit [*****] delivered	Line Unit [*****] loaded in LCF	[*****]
4.	Begin spinning of 1st 787-9 Sec 41 barrel	Planned Other D&MI NR Work completed prior to the beginning of spinning of 1st 787-9 Sec 41 barrel	Load of barrel in to AFP cell	[*****]
5.	787-9	First 787-9 Delivered	First 787-9 on LCF	[*****]
6.	Final Payment			[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)

Exhibit E - One Plan Document Record

D&MI One Plan Documents:

*	787 Section 41 IPT Derivatives and Mission Improvement One Plan Summary, Revision New, dated 01-15-09

*	787 Section 41 IPT Derivatives and Mission Improvement One Plan Line [*****], Revision New, 01-15-09

*	787 Section 41 IPT Derivatives and Mission Improvement One Plan Line [*****], Revision New, 01-15-09

*	787 Section 41 IPT Derivatives and Mission Improvement One Plan Line [*****], Revision New, 01-15-09

*	787 Section 41 IPT Derivatives and Mission Improvement One Plan 787-9, Revision New, 01-15-09

*	Spirit-Tulsa One Plan Grand Total, dated 4/16/09

*	787-9 One-Plan Spirit Pylon April 7-8, 2009

*	787-9 One-Plan Spirit S41 April 1, 2010

*	787-9 One-Plan Spirit WLE (Interim Agreement) May 21, 2010

*	787-9 One-Plan Spirit Pylon March 4, 2010

*	787-9 & MI Phase 2 One-Plan - Wing LE (WP 10 & 12)” (Interim Agreement) dated 09/22/10

*	“787 Pylon Derivatives & Mission Improvement Phase II ONE PLAN UPDATE 2nd QUARTER - 2010” dated 7/1/2010

*	787 Section 41 IPT Derivatives & Mission Improvement Phase II ONE PLAN dated 6/30/2010

*	787 Section 41 IPT Derivatives & Mission Improvement Phase II ONE PLAN dated 8/26/2010

*	787 Pylon Derivatives & Mission Improvement Phase IIIa ONE PLAN - November 2010 - August 2011 dated 11/4/2010

*	787-9 & MI One-Plan; PtP Plan, Wing Leading Edge, dated 12/13, 2010, Rev 14

*	787 Phase III PtP Negotiation Status Between Spirit Wichita and Boeing as of March 11, 2011

*	787 Phase III PtP Negotiation Status Between Spirit Wichita and Boeing as of April 21, 2011

*	787 Section 41 D&MI Improvement “Sec 41 Tooling One Plan Agreements March and April 2011”

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 23 TO
SPECIAL BUSINESS PROVISIONS

Derivatives and Mission Improvement Performance to Plan (cont.)
Exhibit E - One Plan Document Record
D&MI One Plan Documents (cont.):

*	787 Section 41 D&MI Improvement “CN 22067 - Sec 41 [*****] dated June 1, 2011

*	787 One Plan - Section 41 | SOW Hours Agreement “D_MI Sec 41 Engineering One Plan Agreements 6_9_11”

*	787 Section 41 D&MI Improvement “787 D_MI Sec 41 Tooling One Plan Agreements 6_7_11”

*	787 Pylon Derivatives & Mission Improvement Phase IIIa ONE PLAN Rev. B - November 2010 - June 2011 dated 7/7/2011

*	787-9 One-Plan Phase IIIb; PtP Plan, Wing Leading Edge, dated 7/1/2011

*
787-9 Section 41 D/MI PtP Phase IIIb One Plan Updates for the following NR changes: CN21389-[*****], dated 11-4-11, CN26217-[*****], dated 12-22-11, CN27164-ME Impact, dated 2-1-12, CN28726-[*****], dated 12-22-11, CN29139-[*****] dated 12-1-11, LMA CN643-[*****] dated 12-1-11, LMA CN646, dated 11-16-11, LMA CN647-[*****], dated 11-17-11, LMA CN648-[*****], dated 11-16-11, LMA CN651-[*****], dated 11-17-11, LMA CN655, dated 11-17-11, LMA CN659-[*****], dated 11-17-11, LMA CN665-dated 11-17-11, LMA CN671-[*****], dated 12-1-11, LMA CN677-[*****], dated 12-1-11, LMA CN688-[*****], dated 1-12-12, LMA CN705- [*****], dated 1-12-12, LMA CN727-[*****], dated 1-12-12, LMA CN689-[*****], dated 1-12-12, LMA CN690-[*****], dated 12-15-11, LMA CN691-[*****], dated 1-12-12

*
787-9 Section 41 D/MI Tooling Phase IIIb One Plan Updates for non-recurring activities for the following changes: CN 22067, [*****], dated 6-1-11, CN 25334, [*****], dated 11-1-11, 787-9 [*****], dated 11-8-11

*	787-9 Pylon Derivatives & Mission Improvement Phase IIIb One Plan -- July 2011 - [*****], dated 12/19/2011

*	787-9 One Plan Phase IIIb, PTP Plan, Wing Leading Edge, Spirit AeroSystems, Tulsa, Dated 7/1/2011

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 24 TO
SPECIAL BUSINESS PROVISIONS

ANTI-LOBBYING CERTIFICATE
(Reference SBP Section 37.0)

________, 20__

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, D.C. 20571
Attention: Operations & Data Quality Division

Subject:	Ex-Im Bank Credit No. _______ - [Name of Country]
[Name of Borrower] ("Borrower")
Anti-Lobbying Certificate

Ladies and Gentlemen:

The undersigned certifies, to the best of his or her knowledge and belief, that:

(1)    No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan or cooperative agreement.

(2)    If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress or an employee of a Member of Congress in connection with this Federal contract, grant, loan or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL, "Disclosure Form to Report Lobbying" in accordance with its instructions.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 24 TO
SPECIAL BUSINESS PROVISIONS

ANTI-LOBBYING CERTIFICATE (cont.)

(3)    The undersigned shall require that the language of this certification be included in the award documents for all subawards at all tiers (including subcontracts, subgrants, and contracts under grants, loans and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by Section 1352, Title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

[NAME OF SELLER]

By:_______________________________________
(Signature of Authorized Representative)

Name:_____________________________________
(Print)

Title:____________________________________
(Print)
Address
_________________________________
1    Include Dun & Bradstreet Number.

2    This Certificate must be signed by the President, Chief Executive Officer (if different) and/or Chief Financial Officer, and/or by any other authorized officer(s) of the undersigned. Execution of this certificate constitutes a representation that the signer(s) are fully authorized to do so on behalf of the undersigned. Any person who makes a false representation to Ex-Im Bank may be subject to fine and/or imprisonment pursuant to 18 U.S.C. §1001. The undersigned agrees that, upon request, it will provide Ex-Im Bank with evidence of authority with respect to the person(s) signing this certificate.
3    Include Zip Code of company facility that produced the Item.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 25 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment
(Reference SBP Sections 4.9)

A.    Incentive Payment Plan

An Incentive Payment plan is provided to improve and assure the execution of Spirit's Derivatives and Mission Improvement (D&MI) Nonrecurring Work ("Incentive Payment Plan"). This Incentive Payment Plan relies upon the collaborative efforts of Boeing and Spirit to maximize achievement of these performance improvements.

The Incentive Payment Plan establishes the basis for providing incentives to Spirit, to improve and/or enhance contract performance in support of D&MI. This Incentive Payment Plan provides the means by which Spirit’s performance evaluation will be conducted and amounts to be paid will be determined. The criteria and grading standards will be established to obtain specific 787 program benefits from Spirit. For clarity, Boeing shall further evaluate all Spirit activities, including those requested by Spirit, in order to appropriately adjust Incentive Payment scores for extenuating circumstances, e.g. impact of late Boeing Furnished Property and/or information, demonstrated effectiveness in working around unforeseen obstacles, and deliverables that require waivers or deviations. The Incentive Payment Plan is contained in Document [*****].

B.    Incentive Payment Pool

The available Incentive Payment amount (“Incentive Payment Pool”) is $[*****] for Research and Development plus Other D&MI Nonrecurring Work and $[*****] for Tooling. Boeing shall pay Spirit the Incentive Payment amount as determined in accordance with Document [*****].

The Incentive Payment Pool will be updated by SBP Amendment in conjunction with the establishment of, and updates to, the D&MI SOW as described in SBP Attachment 23.
Incentive Payment Pool Methodology: The Incentive Payment Pool shall be established at [*****]% of the agreed D&MI NR Value (as defined in SBP Attachment 23, Section III.A), provided that if any D&MI Nonrecurring Work is to

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 25 TO
SPECIAL BUSINESS PROVISIONS
Incentive Payment (cont.)
be paid in accordance with the Dispute Resolution clause of SBP Attachment 23, Section III.G, such work shall contribute to the Incentive Payment Pool at [*****]% of the Boeing initial estimate of the disputed value.

C.    Incentive Payment Plan Changes

The Incentive Payment Plan is not a negotiated document and Boeing may change any aspect of the Incentive Payment Plan in its sole discretion before the start of any upcoming [*****] evaluation period. Such changes shall be made for the purpose of supporting Program requirements or goals, as determined by Boeing in good faith. Changes to the Incentive Payment Plan affecting any current evaluation period may only be implemented upon mutual agreement of the parties. Boeing will notify Spirit in writing of any change(s) to the Incentive Payment Plan.

D.    Incentive Payment Plan Term and Termination

The term of the Incentive Payment Plan is [*****], consisting of [*****] evaluation periods of [*****] each, provided that Boeing may terminate the Incentive Payment Plan at the end of any evaluation period by providing thirty (30) day advance written notice to Spirit. In the event that Boeing terminates the Incentive Payment Plan, effective as of the date of termination, the 2006 base year wrap rates specified in Section III.F of SBP Attachment 23 “Derivatives and Mission Improvement Performance to Plan” shall change to $[*****] per hour for Product Definition and Product development task and $[*****] per hour for tooling fabrication tasks and the 2006 base year wrap rates specified in Section III.G of SBP Attachment 23 “Derivatives and Mission Improvement Performance to Plan” shall change to $[*****] per hour for Product Definition and Product development task and $[*****] per hour for tooling fabrication tasks.

E.    Contract Termination

If this SBP is terminated after the start of an Incentive Payment evaluation period, the Incentive Payment deemed earned for that period shall be determined by Boeing using the Incentive Payment evaluation process, as specified in Document [*****] , provided that the Incentive Payment amounts earned will be pro-rated based on the time period the SBP is in effect during the evaluation period. After termination, the remaining Incentive Payment amounts allocated to all subsequent Incentive Payment evaluation periods cannot be earned by Spirit and, therefore, shall not be paid.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 25 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment (cont.)

F. Incentive Payments Granted

1. Record of total amount of Incentive Payment payments for Research and Development (reference SPB Section 5.7)

Period	Dates	Amount
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

2. Record of Incentive Payments for Other D&MI Nonrecurring Work (reference SBP Sections 4.9 and 5.7)

Period	Dates	Amount
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 26 TO
SPECIAL BUSINESS PROVISIONS

TOTAL COST MANAGEMENT
(Reference SBP Section 7.5)

1.0	Introduction
For purposes of enabling Price reductions as contemplated in SBP Section 7.5, the Parties shall utilize the Total Cost Management (TCM) methodology described in this SBP Attachment. This TCM methodology facilitates identification of cost reduction opportunities for prioritization, business case evaluation, commitment, authorization and implementation of ideas with the purpose of reducing costs of Spirit's contracted statement of work.

2.0	Cost Saving Categories
With respect to Spirit’s contracted statement of work, the Parties shall collaborate to identify and implement cost reduction projects. Cost reduction projects shall be evaluated in the context of the overall benefit or impact to the Program and the Program Airplane. For purposes of illustration, but not limitation, the Parties may consider the following categories, ideas, and concepts when identifying potential cost reduction opportunities:
Supply Chain Architecture: - Reduce non-value added flow time, transactions, transportation and the associated costs. Align to “best value” suppliers taking into consideration the following non-exclusive list: lowest cost, highest quality, ability to offer higher assembly builds that align with Spirit’s strategic objective. Evaluate the benefits and the opportunities of various strategies, including: establishment of second sources, re-evaluation of make versus buy, establishment of common commodity purchases between Boeing’s major structure suppliers or where appropriate, re-evaluation of Boeing Furnished Material plans.
Raw Material Optimization - Review procurement practices to facilitate leveraging raw material costs to the fullest extent possible by utilizing the combined market forecast requirements of Spirit, Spirit’s sub-tier suppliers and Boeing as applicable and where appropriate.
Value Engineering - Changes to configuration, design requirements, material and process requirements that improve the manufacturability and/or producibility of the Product.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 26 TO
SPECIAL BUSINESS PROVISIONS
TOTAL COST MANAGEMENT (cont.)
Manufacturing optimization (metals and composites) - Reduce flow-time, improve machining feeds and speeds, improving composite lay-down rates, optimize equipment selection and tooling, and optimize material buy to fly ratios.
Restructure - Evaluate the benefits of restructuring the subcontracted build products that are delivered, or could be delivered, directly to the next higher level of assembly or integration.
Technology Insertion - Utilization and implementation of new technology that significantly improves raw material usage, design and manufacturability.
Tools and Processes: Evaluate the opportunity to optimize or simplify the design, build and project management requirements defined in the applicable commonality matrix referred to in Attachment 4 to the SBP; e.g. processes to manage PMI and design tools.
The Parties shall also consider in good faith such other cost reduction opportunities as may be jointly developed or independently developed by either Party.

3.0	Boeing and Spirit Engagement Processes
The parties will assign dedicated full-time personnel as necessary to develop and utilize a prioritized list of TCM ideas and provide schedule, technical and cost information that enables both parties to develop and evaluate a business case and implementation plan for each TCM idea.

3.1	Identify, Prioritize and Provide Business Case Information

3.1.1
Identify and Prioritize - The parties shall generate, prioritize and present ideas for review. Generating and prioritizing ideas for further review may be done independently or in collaboration with the other party when requested.

3.1.2
For ideas selected for further consideration, a business case shall be developed in accordance with the template provided in paragraph 5.0 below. Notwithstanding anything to the contrary herein, the Parties do not intend to modify or waive Boeing’s right to request information or Spirit’s obligation to provide information as set forth in other provisions of this SBP or the GTA, including without limitation SBP Section 7.2.1

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 26 TO
SPECIAL BUSINESS PROVISIONS
TOTAL COST MANAGEMENT (cont.)
and GTA Section 5.0. The template provided in paragraph 5.0 is an initial definition of the appropriate level of detail intended to accomplish the objectives of SBP Section 7.5 and this Attachment 26. Either party may request reasonable adjustments to the template to better support these objectives.
Upon review of the business case information, if either party believes the TCM idea does not support the objectives set forth herein that party may provide a written explanation to the other.

3.2	Evaluate and Authorize TCM Ideas

3.2.1
For TCM ideas intended to be incorporated into the program approved baseline configuration of each Aircraft (pre-firm configuration), the Parties will use 787 trade study management product development processes including, but not limited to, airplane level studies, preliminary design decision memos, and configuration descriptions memos to evaluate, authorize, and implement such TCM ideas.

3.2.2
For TCM ideas intended to be incorporated after the program declares firm configuration for each Aircraft (post-firm configuration), the Parties will use the 787 common change process including, but not limited to, technical studies, change requests and change notices to evaluate, authorize and implement such TCM ideas.

3.2.3	For TCM ideas not related to Aircraft configuration, the Parties shall evaluate and authorize such TCM ideas in a manner consistent with the objectives of TCM and their respective RAA’s.

3.3	Pricing and Contract Amendment

The benefits of TCM on Prices shall not be incorporated discretely but shall be integrated with the Price Adjustment and Risk Sharing processes established in accordance with SBP Sections 4.10 and 7.2 and Attachments 16 and 27.

4.0	Changes Determined Not to Support Cost Reduction
In the event either Party determines a change does not meet the purpose of TCM, the change may be evaluated, authorized and compensated as any other change in accordance with SBP Sections 6 and 7.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 26 TO
SPECIAL BUSINESS PROVISIONS

TOTAL COST MANAGEMENT (cont.)

5.0	Business Case Development

In support of SBP Attachment 26, paragraph 3.0, a notional template for business analysis information is provided below:

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing
(Reference SBP Section 4.10)

I.	Introduction

A.
The Prices for Shipsets set forth in SBP Attachment 1 are subject to an annual risk sharing supplemental payment or credit as set forth in this Attachment 27. The evaluation of a supplemental payment or credit shall take place beginning in the second calendar quarter of the year following the delivery of Shipset [*****] and in each second calendar quarter annually thereafter. The final evaluation of a supplemental payment or credit shall be made in the second calendar quarter of the year following Spirit’s delivery to Boeing of Shipset [*****].

B.
The evaluation of Spirit’s cost and any supplemental payment or credit hereunder shall begin upon receipt of Spirit’s costs in accordance with the templates in this SBP Attachment 27, Section VI (the “Cost Templates”), which shall be submitted no later than [*****], and conclude no later than the [*****].

C.
An annual supplemental payment or credit shall be determined based on the combined result of 2 evaluations: 1) the Price effect of all change as calculated annually in accordance with SBP Section 7.2 and Attachment 16; and 2) a risk sharing calculation when certain Spirit cost conditions exist as specified and calculated in this Attachment 27.

D.
Notwithstanding the above provisions, for purposes of evaluating risk and identifying opportunity, Spirit shall provide its costs to Boeing on or about [*****] utilizing the templates in this SBP Attachment 27, Section VI (the “Cost Templates”).

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

I.	Baseline Prices and Risk Sharing Control Limits

A.
The annual supplemental payment or credit process contained in this Attachment 27 shall utilize the following baseline prices and risk sharing control limits. All prices and calculations shall be made on a total Shipset basis and not at an individual Work Package basis. Upon the establishment of Pricing for a Derivative, a table applicable to such Derivative shall be established and used. Prior to each annual calculation of the supplemental payment or credit, Column (A) shall be updated to reflect the Shipset Prices as determined in each first calendar quarter update in accordance with SBP Section 7.2 and Attachment 16:

787-8 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****]- [*****]	$[*****]	+ [*****]%	-[*****]%
Shipsets [*****]-[*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****]- [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****]- [*****]	$[*****]	+[*****]%	-[*****]%

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

III.	Annual Supplemental Payment or Credit

A.	Process Flow

[*****]

B.	No later than [*****] of each year, Spirit shall submit its costs to Boeing in accordance with the templates in this SBP Attachment 27, Section VI (the “Cost Templates”).

C.	The average Shipset Prices for Shipsets delivered in the prior calendar year shall be compared to these costs and result in a risk sharing calculation.

D.	Risk Sharing Calculation - The risk sharing supplemental payment or credit shall be determined on the basis of Spirit’s cost condition as follows:

1.	Spirit costs exceed the updated average Shipset Price for the prior calendar year but are less than the Upper Limit (B)

a.	Supplemental payment calculation: [*****]

b.	Example: [*****].

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

2.	Spirit costs for the prior calendar year are greater than the average Upper Limit (B)

a.	Supplemental payment calculation: [*****]

b.	Example: [*****].

3.	Spirit costs are less than the updated average Shipset Price for the prior calendar year but are greater than the Lower Limit (C)

a.	Supplemental credit calculation:[*****]

b.	Example: [*****].

4.	Spirit costs for the prior calendar year are less than the Lower Limit (C)

a.	Supplemental credit calculation: [*****]

b.	Example: [*****].

IV. Support of Annual Review

A.
In the event Boeing determines in good faith, using standards that are commercially reasonable, that Spirit has not provided adequate data, records or support for its Cost Template in a manner to support the conclusion of the Annual Review set forth in Section I.B, Boeing shall notify Spirit of this determination in writing as soon as possible, but in any event, prior to the conclusion of the Annual Review period. In such notice, Boeing shall identify with specificity the reason it believes that Spirit has not provided adequate data, records or support. Spirit shall have [*****] days following the scheduled conclusion of such Annual Review to address any issues identified by Boeing in such notice. In the event Spirit does not adequately address the issues during this [*****] day cure period, Boeing shall be entitled to a supplemental credit payment

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

for Shipsets delivered in the prior calendar year in the amount of [*****] of the Prices paid for such Shipsets. In no event shall Boeing take action on the supplemental credit during the [*****] day cure period.

V.	Validation and Audit process
Spirit agrees to provide any supplemental information as reasonably requested by Boeing and Boeing shall have the right to verify such information at Spirit’s facilities.

VI.	Cost Review Cost Templates

A.
Spirit will provide several reports. These reports will support both the annual risk sharing adjustment as well as provide information to further guide cost reduction activities. The Parties agree that reports provided by Spirit shall meet the following general requirements:  (1) data included in the reports shall allow for direct comparison to the contract price, (2) report formats shall be established to be consistent with Spirit's existing systems for tracking costs and to minimize the amount of data translation required by Spirit, and (3) data provided in the reports shall be auditable.

These reports will be provided by [*****] for the prior calendar year and by [*****] for [*****] of the current calendar year.

Other general features include:

1.	All costs, including recurring and nonrecurring, associated with production end items (exclude spares/POA’s/-9 NR)

2.	Data can be summarized to total line unit for comparison to Total Spirit Contract Price.

3.	Detail available at the end item level.

4.	Capability to drill down as necessary (reference Paragraph V)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

B.	Templates and Descriptions

The templates in this Section are an initial definition of the appropriate level of detail intended to accomplish the required objectives of SBP Section 4.10 and this Attachment 27. Boeing shall advise Spirit of any reasonable adjustments to these templates for the purpose of providing Boeing better insight and accountability in the pursuit of these objectives. Boeing’s requests for adjustment shall recognize the capabilities of Spirit’s accounting systems and Spirit shall provide these adjusted templates. These templates are also subject to revision based on changes to Spirit’s accounting systems.

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS
Risk Sharing (cont.)

a)
Assigned Value Template - primary function: support annual risk sharing adjustment. The actual annual risk sharing adjustment shall be calculated from the values in this report. The template will include the following (Example templates are in the noted Exhibits to this Attachment 27):

Section 41 (Exhibit A)	Pylon (Exhibit B)	Wing Leading Edge (Exhibit C)
[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS
Risk Sharing (cont.)

b)	Incurred Value Templates - primary functions: i) aid in validating the Assigned Value Template, and ii) guide cost reduction activities.
Incurred Cost Performance Report for total 787 Program Work Packages by major function with the Total Operations level broken down by Cost Center where available and will include the following:

Section 41 and Pylon (Exhibit D)	Sect 41 and Pylon Costing Rate Templates (Exhibit L) [*****]
[*****]	[*****]

Sect 41 and Pylon Purchased Parts Extract (Exhibit M)
[*****]

787 Sec 41 Control Station to Cost Center Matrix (Exhibit J)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS
Risk Sharing (cont.)

Wing Leading Edge Equivalent Personnel (Exhibit E)	Wing Leading Edge Incurred Hours by Line Number (Exhibit F)
[*****]	[*****]

Wing Leading Edge Incurred Work In Process (Exhibit G)
[*****]

787 WLE Program Cost (Exhibit H)
[*****]

787 WLE Rate Flow Template (Exhibit I)
[*****]

787 WLE Costing Rate Templates (Exhibit K) [*****]
[*****]

787 WLE Purchased Parts Extract (Exhibit M)
[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit A
Section 41 Assigned Value Template

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit B
Pylon Assigned Value Template:

787 Pylon
Actual Costs
Year XXXX

LU#	Dock Date	Total Costs		Assembly	Parts: Fab In-House	Parts: SCM	Other	Total	NR Amort	Tool Depreciation	Support:Define	Support:QA	Support:Tooling
TOTAL		$ -		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Normalization													
Cost Reduction NR		$ -											
D/M I NR		$ -											
Normalized Year Actuals		$ -											
Price for Previous Year Deliveries		$ -											
							Legacy Conversion						
							Legacy DD's						
							Cost Center Clearing						
							Inventory Variance						
							Price Variance						
							Production Variance						
							Acct Prj Settlement						
							Gain/Loss Inv Resv						
							Gain/Loss Mat Reval						
							Gain/Loss Inv Var						
							Inventory Chg-Scrap

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit C
Wing Leading-Edge Assigned Value Template - MLE & FLE

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit D

Section 41 and Pylon Incurred Value Template

787 - Total Operations
Richardson
Weekly Cost Performance Report - February
Actuals vs 2011 Q1 MEAC

	Week 3			Month to Date			Year to Date		
	Actual	2011 Q1 MEAC	Variance (Unfavorable)	Actual	2011 Q1 MEAC	Variance (Unfavorable)	Actual	2011 Q1 MEAC	Variance (Unfavorable)
[*****]	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**
	$0	$0	$0	$0	$0	$0	$0	$0	$0

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit E
787 Wing Leading Edge Equivalent Personnel -

•	787 WLE Equivalent Personnel

•	787 FLE Equivalent Personnel

•	787 MLE Equivalent Personnel

AeroStructures

Boeing 787 Wing Leading Edge Program

Function Analysis

Non-Recurring & Recurring

Week Ending:
3/3/2011

FUNCTION - Month to Date	MLE Flight Test	FLE Rec	MLE Rec	MLE Heater Blanket	WLE TCM	FLE CR/CN not PTP	MLE CR/CN not PTP	MLE BP20	FLE BP55	FLE BP20	Cap Tooling	MLE OPTP	FLE -9 R&D	MLE -9 R&D	TOTAL B/(W)
[*****]															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
															0.0
															0.0
	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
															0.0
															0.0
															0.0
															0.0
	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
															0.0
	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
TOTAL	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit F
Wing Leading Edge [*****] by Line Unit

[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit G
Wing Leading Edge Incurred Work In Process

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit H

787 WLE Program Cost

787 WLE Program Cost

[*****]

1. 787 WLE Program Cost
2. 787 FLE Program Cost
3. 787 MLE Program Cost

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit I

Rate Flow Template - depicts Control Station relationship to Flow and Build process to include Control Stations to Cost Centers matrix.

[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit J

Section 41 Control Station to Cost Center Matrix

Factory	Factory	Factory	Factory
Composite Fabrication	Structure	System	QA

[*****]

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit K

787 WLE Costing Rate Templates

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit L
Costing Rate Templates

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit M

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

787 Section 41, Pylon and Wing Leading Edge Purchased Parts Extract

Report of procured engineered parts by Work Package containing part number, part nomenclature, quantity per shipset, then-current price, supplier name and contract expiration.

SBP ATTACHMENT 28 TO
SPECIAL BUSINESS PROVISIONS

Business Case for Rates Greater Than [*****] Shipsets Per Month
(Reference SBP Section 3.2.1)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

All values are established at the time of calculation based on current delivery schedule, increased delivery forecast and Shipset pricing in place at that time.
Variables:
B1, B2, B3…B10 = Current Boeing forecasted deliveries by year for the [*****] years beginning in the year rates are projected to be greater than [*****] Shipsets per month, but capped at [*****] Shipsets per month.
C1, C2, C3…C10 = Boeing projected deliveries by year for [*****]years beginning in the year rates are projected to be greater than [*****] Shipsets per month, but not capped.
R1 R2, R3 …- R10 = Average Shipset prices by year for the [*****] year period beginning at the point rates are projected to be greater than [*****] Shipsets per month (note: if the [*****] year period extends beyond those priced in Attachment 1, the average price for the [*****]priced shipsets priced in Attachment 1 will be applied to those Shipsets beyond those priced in Attachment 1 to establish the total [*****] year period).
[*****]% = Profit margin value resulting in a factor of [*****] applied to calculation below.
[*****]% = Contribution margin value.
[*****]% = NPV annual discount rate.

SBP ATTACHMENT 28 TO
SPECIAL BUSINESS PROVISIONS

Business Case for Rates Greater Than [*****] Shipsets Per Month (cont.)
Calculations:

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

I1, I2, …IN = Estimate of Spirit capital investment by year.
S1, S2, S3…S10 = the additional projected contribution margin by year based on additional projected deliveries which shall be calculated as [*****]

•	NPV Calculation: If n is the number of cash flows in the list of values, the formula for NPV is:

Result: If NPV of S1,S2,S3,S4,S5,S6,S7,S8,S9,S10 > NPV of I1,I2…,IN, Spirit investments are covered.
Example:
Assumes the following Capital Investments.
Tooling     $[*****]
PP & E     $[*****]
Assume [*****] APM going to [*****] APM
Assume [*****] APM first line unit is [*****] so average price would be the average of Units [*****].

SBP ATTACHMENT 28 TO
SPECIAL BUSINESS PROVISIONS

Business Case for Rates Greater Than [*****] Shipsets Per Month (cont.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment for Quality

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

(Reference SBP Section 4.11)

A.    Incentive Payment for Quality

An Incentive Payment for Quality is provided to further enhance quality performance in the execution of Spirit's statement of work.

B.    Incentive Payment for Quality Pool

The available Incentive Payment for Quality amount (“Incentive Payment for Quality Pool”) is [*****] dollars ($[*****]). Boeing shall pay Spirit any awarded Incentive Payment for Quality amount as set forth in this SBP Attachment 29.

C.    Incentive Payment for Quality Plan Term

The term of the Incentive Payment for Quality is [*****], consisting of [*****] evaluation periods of [*****] each. The [*****] evaluated shall be [*****] through [*****]. The Incentive Payment for Quality Pool shall be equally divided among each [*****] resulting in an available Incentive Payment for Quality amount of [*****] dollars ($[*****]) for each of the [*****] evaluated. A base year of 2012 shall establish the basis for evaluation for each of the [*****] though [*****].

D.    Evaluation Methodology

D.1.1        In [*****], Boeing shall calculate the total quantity of Nonconformance EPDs assigned to Spirit in accordance with SBP Attachment 16 for those Shipsets both 1) delivered by Spirit to Boeing after [*****] (see table at end of this paragraph D.1.1) and 2) delivered by Boeing to its customers in the [*****]. This total quantity of Nonconformance EPDs shall be divided by the quantity of Shipsets both 1) delivered by Spirit to Boeing after [*****] and 2) delivered by Boeing to its customers in the [*****] to establish an average Nonconformance EPDs per Shipset value. An example of this calculation is set forth in Exhibit A to this Attachment 29.

SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment for Quality (cont.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

The following shall be considered delivered by Spirit to Boeing for each of Spirit’s Work Packages as of [*****]:

Work Package	Units Delivered As of [*****]
Section 41	[*****]
Pylon	[*****]
Wing
MLE	[*****]
FLE	[*****]

D.1.2         In [*****], Spirit shall calculate the total quantity of Spirit Tags for those Shipsets both 1) delivered by Spirit to Boeing after [*****] and 2) delivered by Boeing to its customers in the [*****]. This total quantity of Spirit Tags shall be divided by the quantity of Shipsets both 1) delivered by Spirit to Boeing after [*****] and 2) delivered by Boeing to its customers in the [*****] to establish an average Spirit Tags per Shipset value. An example of this calculation is set forth in Exhibit A to this Attachment 29.

D.1.3        Introduction of 787-9: In the [*****] Boeing delivers the first 787-9 Derivative, all of the 787-9 Shipsets delivered by Boeing to its Customers in [*****] shall be excluded from the performance calculation set forth in D.2.1, D.2.2, D.3 or D4 as applicable. All such 787-9 Shipsets excluded from such performance calculation shall be included in the calculation establishing the performance basis for [*****]. An example of this provision is set forth in Exhibit B to this Attachment 29.

D.2.1        In the [*****], Boeing shall calculate the total quantity of Nonconformance EPDs assigned to Spirit in accordance with SBP Attachment 16 for those Shipsets delivered by Boeing to its customers in the [*****]. This total quantity of Nonconformance EPDs shall be divided by the quantity of Shipsets delivered by Boeing to its customers in the [*****] to establish an average Nonconformance EPDs per Shipset value for [*****].

SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment for Quality (cont.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

D.2.2        In the [*****], Spirit shall calculate the total quantity of Spirit Tags for those Shipsets delivered by Boeing to its customers in the [*****]. This total quantity of Spirit Tags shall be divided by the quantity of Shipsets delivered by Boeing to its customers in the [*****] to establish an average Spirit Tags per Shipset value for [*****].

D.3        Both the average Nonconformance EPDs and Spirit Tags per Shipset for [*****] shall be compared to the average Nonconformance EPDs and Spirit Tags per Shipset for [*****]. If both the average Nonconformance EPDs and Spirit Tags per Shipset for [*****] are equal to or less than [*****] percent ([*****]%) of the average Nonconformance EPDs and Spirit Tags per Shipset for [*****] Spirit shall be awarded an Incentive Payment for Quality of [*****] dollars ($[*****]). If neither the average Nonconformance EPDs or Spirit Tags are greater than [*****] percent ([*****]%) of the average Nonconformance EPDs and Spirit Tags per Shipset for [*****], Spirit shall be awarded an Incentive Payment for Quality of [*****] dollars ($[*****]). If neither the average
Nonconformance EPDs or Spirit Tags are greater than [*****] percent ([*****]%) of the average Nonconformance EPDs and Spirit Tags per Shipset for [*****], Spirit shall be awarded an Incentive Payment for Quality of [*****] dollars ($[*****]). If either the average Nonconformance EPDs or Spirit Tags per Shipset for [*****] are greater than [*****] percent ([*****]%) of the average Nonconformance EPDs or Spirit Tags per Shipset for [*****], Spirit shall not be awarded any Incentive Payment for Quality for the [*****]. An example of this calculation is set forth in Exhibit A to this Attachment 29.

D.4        In the [*****], Boeing and Spirit shall make the same calculation as described in D.2 to establish the average Nonconformance EPDs and Spirit Tags per Shipset for [*****]. Such calculation shall be compared to the lowest value for average Nonconformance EPDs and Spirit Tags per Shipset of [*****] prior to that being evaluated and the calculation of any Incentive Payment for Quality shall be between those two values utilizing the same thresholds and Incentive Payment for Quality values described in paragraph D.3 of this Attachment 29. When determining the lowest value of [*****], such value shall exclude 787-9 Shipsets for the [*****].

SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment for Quality (cont.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

E.    Contract Termination

If this SBP is terminated after the start of an Incentive Payment for Quality evaluation period, the Incentive Payment for Quality deemed earned for that period shall be determined by Boeing using the Incentive Payment for Quality evaluation process, as specified herein, provided that the Incentive Payment for Quality amounts earned will be pro-rated based on the time period the SBP is in effect during the evaluation period. After termination, the remaining Incentive Payment for Quality amounts allocated to all subsequent Incentive Payment for Quality evaluation periods cannot be earned by Spirit and, therefore, shall not be paid.

`

SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Incentive Payment for Quality (cont.)
Exhibit A

All stated Shipset deliveries, Nonconformance EPD quantities and calculation results are notional and for example purposes only.

1.	[*****] baseline calculation example per Attachment 29, paragraphs D.1.1 and D.1.2. Calculated in the [*****]
A.    Establish Shipsets to be included in base calculation:
The final Shipset delivered by Spirit to Boeing prior to [*****] was Shipset [*****].
From [*****] through [*****], Spirit delivers Shipsets [*****] to Boeing.
In the [*****] Spirit delivers Shipsets [*****] to Boeing.
In the [*****], Boeing delivers Shipsets [*****] to its customers.
Result: The Shipsets used to establish the [*****] baseline calculation shall be Shipsets [*****].
B.    Establish total Nonconformance EPD count:
The total quantity of Nonconformance EPDs assigned to Shipsets [*****] in accordance with SBP Attachment 16 are [*****].
C.    Establish total Spirit Tags count:
The total quantity of Spirit Tags assigned to Shipsets [*****] are [*****]
D.    Calculation:
Total Nonconformance EPDs of [*****] are divided by total Shipset count of [*****] (Shipsets [*****]). Result is average of [*****] Nonconformance EPDs per Shipset.
Total Spirit Tags of [*****] are divided by total Shipset count of [*****] (Shipsets [*****]). Result is average of [*****] Spirit Tags per Shipset.

SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment for Quality (cont.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit A (cont.)

2.	Quality Incentive Payment Calculation - Notional Calculations for [*****]. Calculated in the [*****]

2.1	Scenario 1
A.    Establish Shipsets to be included in calculation:
In [*****], Boeing delivers Shipsets [*****] to its customers.
B.    Establish total Nonconformance EPD count:
The total quantity of Nonconformance EPDs assigned to Shipsets [*****] is [*****].
The total quantity of Spirit Tags assigned to Shipsets [*****] is [*****].
C.    Calculation:
Total Nonconformance EPDs of [*****] are divided by total Shipset count of [*****] (Shipsets [*****]). Result is average of [*****] Nonconformance EPDs per Shipset. This represents [*****]% of the [*****] baseline value of [*****].
Total Spirit Tags of [*****] are divided by total Shipset count of [*****]. Result is an average of [*****] Spirit Tags per Shipset. This represents [*****]% of the [*****] baseline value of [*****].
Both calculations are less than the [*****]% threshold required for the full Incentive Payment for Quality value and Spirit is awarded $[*****] for [*****].

2.2	Scenario 2
A.    Establish Shipsets to be included in calculation:
In [*****], Boeing delivers Shipsets [*****] to its customers.
B.    Establish total Nonconformance EPD count:
The total quantity of Nonconformance EPD’s assigned to Shipsets [*****] is [*****].
The total quantity of Spirit Tags assigned to Shipsets [*****] is [*****].
SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment for Quality (cont.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit A (cont.)

C.    Calculation:
Total Nonconformance EPDs of [*****] are divided by total Shipset count of [*****] (Shipsets [*****]). Result is average of [*****] Nonconformance EPDs per Shipset. This represents [*****]% of the [*****] baseline value of [*****].
Total Spirit Tags of [*****] are divided by total Shipset count of [*****]. Result is an average of [*****] Spirit Tags per Shipset. This represents [*****]% of the [*****] baseline value of [*****].
Neither calculation is greater than the [*****]% threshold required for the Incentive Payment for Quality value of $[*****] and Spirit is awarded $[*****] for [*****].

2.3	Scenario 3
A.    Establish Shipsets to be included in calculation:
In [*****], Boeing delivers Shipsets [*****] to its customers.
B.    Establish total Nonconformance EPD count:
The total quantity of Nonconformance EPD’s assigned to Shipsets [*****] is [*****].
The total quantity of Spirit Tags assigned to Shipsets [*****] is [*****].
C.    Calculation:
Total Nonconformance EPDs of [*****] are divided by total Shipset count of [*****] (Shipsets [*****]). Result is average of [*****] Nonconformance EPDs per Shipset. This represents [*****]% of the [*****] baseline value of [*****].
Total Spirit Tags of [*****] are divided by total Shipset count of [*****]. Result is an average of [*****] Spirit Tags per Shipset. This represents [*****]% of the [*****] baseline value of [*****].
Neither calculation is greater than the [*****]% threshold required for the Incentive Payment for Quality value of $[*****] and Spirit is awarded $[*****] for [*****].
SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment for Quality (cont.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit A (cont.)

2.4	Scenario 4
A.    Establish Shipsets to be included in calculation:
In [*****], Boeing delivers Shipsets [*****] to its customers.
B.    Establish total Nonconformance EPD count:
The total quantity of Nonconformance EPDs assigned to Shipsets [*****] is [*****].
The total quantity of Spirit Tags assigned to Shipsets [*****] is [*****].
C.    Calculation:
Total Nonconformance EPDs of [*****] are divided by total Shipset count of [*****] (Shipsets [*****]). Result is average of [*****] Nonconformance EPDs per Shipset. This represents [*****]% of the [*****] baseline value of [*****].
Total Spirit Tags of [*****] are divided by total Shipset count of [*****]. Result is an average of [*****] Spirit Tags per Shipset. This represents [*****] % of the [*****] baseline value of [*****].
One of the calculations is greater than the [*****]% threshold required for any Incentive Payment for Quality and no Incentive Payment for Quality is awarded for [*****].

SBP ATTACHMENT 29 TO
SPECIAL BUSINESS PROVISIONS

Incentive Payment for Quality (cont.)

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit B

All stated Shipset deliveries are notional and for example purposes only.

1.    Introduction of the 787-9

Assumptions: the first 787-9 is delivered by Boeing to its Customer in the [*****][*****]. A total of [*****] 787-9’s are delivered by Boeing to its Customers in the [*****]. They are Shipsets [*****]. Boeing delivers Shipsets [*****] to its Customers in [*****].

In calculating the average Boeing EPDs per Shipset and Spirit Tags per Shipset for the [*****], Shipsets [*****] and any Boeing EPDs or Spirit Tags associated with Shipsets [*****] are not included in the calculation when comparing to [*****] results. However, Shipsets [*****],[*****] and any Boeing EPDs or Spirit Tags associated with Shipsets [*****] are included in the [*****] values when the [*****] results are compared to [*****].

787 SBP between Boeing and Spirit
Conformed SBP BCA-MS-65530-0019, August 20, 2012